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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
CHURCHILL DOWNS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHURCHILL DOWNS INCORPORATED
 700 CENTRAL AVENUE
 LOUISVILLE, KENTUCKY 40208

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 28, 2007

To the Shareholders of
Churchill Downs Incorporated:

        Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Churchill Downs Incorporated (the "Company"), a Kentucky corporation, will be held at Churchill Downs Racetrack, 700 Central Avenue, Louisville, Kentucky, on Thursday, June 28, 2007, at 10:00 a.m., E.D.T. for the following purposes:

           I.  To elect four (4) Class II Directors for a term of three (3) years (Proposal No. 1);

          II.  To approve the material terms of the performance goals established by the Compensation Committee of the Board of Directors for the payment of compensation to Robert L. Evans and William C. Carstanjen under the Churchill Downs Incorporated Amended and Restated Incentive Compensation Plan (1997) (Proposal No. 2);

        III.  To approve the Churchill Downs Incorporated 2007 Omnibus Stock Incentive Plan (Proposal No. 3);

         IV.  To approve certain stock option and restricted stock grants to Robert L. Evans (Proposal No. 4);

           V.  To approve an amendment to the Churchill Downs Incorporated 2005 Deferred Compensation Plan to increase the number of shares in which directors may invest (Proposal No. 5);

        VI.  To approve or disapprove the minutes of the 2006 Annual Meeting of Shareholders, approval of which does not amount to ratification of actions taken at such meeting (Proposal No. 6); and

       VII.  To transact such other business as may properly come before the meeting or any adjournment thereof, including matters incident to its conduct.

        The close of business on April 20, 2007 has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at that time will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

        Shareholders who do not expect to attend the meeting in person are urged to sign, date and promptly return the Proxy that is enclosed herewith or vote by telephone or over the Internet.

By Order of the Board of Directors.
REBECCA C. REED Senior Vice President and Secretary
May 1, 2007

CHURCHILL DOWNS INCORPORATED
 700 CENTRAL AVENUE
 LOUISVILLE, KENTUCKY 40208

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held on June 28, 2007

        The enclosed Proxy is being solicited by the Board of Directors (the "Board of Directors") of Churchill Downs Incorporated (the "Company") to be voted at the 2007 Annual Meeting of Shareholders to be held on Thursday, June 28, 2007, at 10:00 a.m., E.D.T. (the "Annual Meeting"), at Churchill Downs Racetrack, 700 Central Avenue, Louisville, Kentucky, and any adjournments thereof. This solicitation is being made primarily by mail and at the expense of the Company. Certain officers and directors of the Company and persons acting under their instruction may also solicit proxies on behalf of the Board of Directors by means of telephone calls, personal interviews and mail at no additional expense to the Company. The Proxy and this Proxy Statement are being sent to shareholders on or about May 1, 2007.

Voting Rights

        Only holders of record of the Company's Common Stock, no par value ("Common Stock"), on April 20, 2007, are entitled to notice of and to vote at the Annual Meeting. On that date,            shares of Common Stock were outstanding and entitled to vote. Each shareholder has one vote per share on all matters coming before the Annual Meeting. The shareholders of the Company do not have cumulative voting rights in the election of directors. Under the Company's Amended and Restated Articles of Incorporation and Bylaws and the Kentucky statutes, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for the election of a director or passage of any matter submitted to the shareholders. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

        If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY THE SHAREHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS," FOR APPROVAL OF THE PERFORMANCE GOALS FOR ROBERT L. EVANS AND WILLIAM C. CARSTANJEN UNDER THE COMPANY'S 1997 INCENTIVE COMPENSATION PLAN, FOR APPROVAL OF THE CHURCHILL DOWNS INCORPORATED 2007 OMNIBUS STOCK INCENTIVE PLAN, FOR APPROVAL OF CERTAIN STOCK OPTION AND RESTRICTED STOCK GRANTS, FOR APPROVAL OF AN AMENDMENT TO THE 2005 CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN, FOR APPROVAL OF THE MINUTES OF THE 2006 ANNUAL MEETING OF SHAREHOLDERS AND, IN THE DISCRETION OF THE PERSON OR PERSONS VOTING THE PROXIES, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

        Shareholders may also vote by telephone or over the Internet. Please refer to the instructions on your proxy card or the information forwarded by your bank, broker or other holder of record. The Internet and telephone voting facilities will close at 11:59 p.m. E.D.T. on June 27, 2007.

Revocation of Proxy

        A proxy may be revoked at any time before the shares it represents are voted by giving written notice of revocation to the Secretary of the Company at 700 Central Avenue, Louisville, KY 40208, and such revocation shall be effective for all votes after receipt or by delivery of a properly executed, later-dated proxy, including an Internet or telephone vote, or by voting in person at the Annual Meeting.

Security Ownership of Certain Beneficial
Owners and Management

        The following table sets forth information as of April 20, 2007 (except as otherwise indicated below) regarding the beneficial ownership of the Common Stock by the only persons known by the Company to beneficially own more than five percent (5%) of the Common Stock, each director of the Company, each named executive officer (as defined in "Executive Compensation-Summary Compensation Table" herein), and the Company's directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all of the shares of Common Stock shown as beneficially owned by them. The percentage of beneficial ownership is calculated based on            shares of Common Stock outstanding as of April 20, 2007.

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
Duchossois Industries, Inc. 845 Larch Avenue Elmhurst, IL 60126	3,150,000
Gamco Investors, Inc. and affiliates One Corporate Center Rye, New York 10580-1435	945,273	(1)
Carl F. Pollard	132,303	(2)
Leonard S. Coleman, Jr.	500
Craig J. Duchossois	3,150,000	(3)
Richard L. Duchossois	3,165,000	(4)
Robert L. Fealy	-0-
J. David Grissom	100,000
Seth W. Hancock	132,250	(5)
Daniel P. Harrington	233,300	(6)
G. Watts Humphrey, Jr.	51,000
Susan E. Packard	1,115
Darrell R. Wells	174,630	(7)
Thomas H. Meeker	95,493	(8)
William C. Carstanjen	-0-	(9)
C. Kenneth Dunn	10,429	(10)
Robert L. Evans	-0-	(11)
Michael E. Miller	1,177
Steven P. Sexton	30,157	(12)
Andrew G. Skehan	139
21 Directors and Executive Officers as a Group	4,077,877	(13)(14)

*
Less than 0.1%

(1)
Based upon information set forth in Schedule 13F, filed with the Securities and Exchange Commission as of December 31, 2006 by Gamco Investors, Inc. Gamco Asset Management, Inc. has sole investment discretion with respect to 836,073 shares and sole voting power with respect to 815,073 shares. Gabelli Funds, LLC has sole investment discretion and sole voting power with respect to 109,200 shares.

(2)
Mr. Pollard shares voting and investment power with respect to 8,223 shares owned by The C. F. Pollard Foundation, Inc., a 501(c)(3) corporation in which Mr. Pollard has no pecuniary interest.

(3)
Mr. Craig J. Duchossois is the son of Mr. Richard L. Duchossois, who is also a director of the Company. Craig J. Duchossois shares voting and investment power with respect to 3,150,000 shares owned by Duchossois Industries, Inc. He specifically disclaims beneficial ownership of these shares. Of the shares listed as beneficially owned by Mr. Craig J. Duchossois, the 3,150,000 shares owned by Duchossois Industries, Inc., are the same shares listed as beneficially owned by Mr. Richard L. Duchossois.

(4)
Mr. Richard L. Duchossois is the father of Mr. Craig J. Duchossois, who is also a director of the Company. Of the shares listed as beneficially owned by Mr. Richard L. Duchossois, the 3,150,000 shares owned by Duchossois Industries, Inc., are the same shares listed as beneficially owned by Mr. Craig J. Duchossois. Mr. Richard L. Duchossois shares voting and investment power with respect to 3,150,000 shares owned by Duchossois Industries, Inc., and he specifically disclaims beneficial ownership of these shares.

(5)
Mr. Hancock shares voting and investment power with respect to 36,120 shares held in trusts for his sisters of which he serves as a trustee and 18,130 shares held by ABC Partnership of which he is a one-third partner.

(6)
Mr. Harrington shares voting and investment power with respect to 233,300 shares held by TVI Corp. He specifically disclaims beneficial ownership of these shares.

(7)
Mr. Wells shares voting and investment power with respect to 25,000 shares held by the Wells Foundation, Inc., of which he is a trustee. He specifically disclaims beneficial ownership of these shares.

(8)
Includes 9,460 shares issuable under currently exercisable options. Mr. Meeker shares voting and investment power with respect to 26,908 shares owned by his wife.

(9)
Excludes 11,000 shares awarded under the Company's Restricted Stock Plan over which Mr. Carstanjen has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the restricted stock agreement governing this award.

(10)
Includes 9,935 shares issuable under currently exercisable options, but excludes 5,480 shares awarded under the Company's Restricted Stock Plan over which Mr. Dunn has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the restricted stock agreement governing this award.

(11)
Excludes 155,000 shares awarded, subject to shareholder approval, pursuant to Mr. Evans' employment agreement over which Mr. Evans has neither voting nor dispositive power until the lapse of certain restrictions pursuant to the restricted stock agreements governing the awards.

(12)
Includes 30,157 shares issuable under currently exercisable options, but excludes 5,757 shares awarded under the Company's Restricted Stock Plan over which Mr. Sexton has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the restricted stock agreement governing this award.

(13)
See "Executive Officers of the Company," and "Election of Directors" herein.

(14)
Includes 77,304 shares issuable under currently exercisable options.

Executive Officers of the Company

        The Company's executive officers, as listed below, are elected annually to their executive offices and serve at the pleasure of the Board of Directors.

Name and Age	Position(s) With Company and Term of Office
Carl F. Pollard(1) 68	Director since 1985; Chairman of the Board since 2001
Robert L. Evans(2) 54	President and Chief Executive Officer since August 2006
Michael W. Anderson 36
Principal Financial Officer since January 2007; Treasurer since June 2002; Vice President, Corporate Finance since January 2002; Corporate Controller, from January 2000 to December 2001; Controller, from November 1996 to December 1999
Roy A. Arnold(3) 51	President, Arlington Park Racecourse, LLC, since April 2006
William C. Carstanjen(4) 39	Executive Vice President, and Chief Development Officer since June 2005; General Counsel June 2005 to December 2006
C. Kenneth Dunn 60	President, Calder Race Course, Inc., since April 1999; President, Tropical Park, Inc., since April 1999
Vernon Niven(5) 44	Executive Vice President, Information Technology since September 2006
Rebecca C. Reed 49	Senior Vice President, Legal Affairs, Chief Compliance Officer and Secretary since June 2005; Senior Vice President, General Counsel and Secretary from January 1999 to June 2005
Donald R. Richardson 61	Senior Vice President, Racing, Churchill Downs Management Company, since November 1999
Steven P. Sexton 47
Executive Vice President since January 2007; President, Churchill Downs Racetrack, since March, 2003; President, Ellis Park Race Course, Inc., since March 2003; President, Arlington Park Racecourse, LLC, from January 2002 to March 2003; President, Arlington International Racecourse, Inc. (Arlington Park), from September 2001 to December 2001; Executive Vice President, Arlington International Racecourse, Inc. (Arlington Park), from May 2001 to September 2001
Randall E. Soth 56
President, Churchill Downs Louisiana Horseracing Company, L.L.C., since October 2004; Vice President and General Manager, Calder Race Course, Inc. and Tropical Park, Inc., from April 1999 to October 2004

(1)
Mr. Pollard does not serve full-time as an executive officer of the Company and is not compensated as an officer of the Company.

(2)
Prior to joining the Company, Mr. Evans served as the Managing Director of Symphony Technology Group and as President and CEO of Symphony Services Corp. from 2002 to 2004. From 1999 to 2002 he served as President and Chief Operating Officer of i2 Technologies/Aspect Development.

(3)
Prior to joining the Company, Mr. Arnold served a 30-year tenure with the United States Marine Corps.

(4)
Prior to joining the Company, Mr. Carstanjen was employed at General Electric Company. From 2004 through June 2005, he served as the Managing Director and General Counsel of GE Commerical Finance, Energy Financial Services. From 2002 to 2004, he served as General Counsel of GE Specialty Materials and, from 2000 to 2002, he served as Transactions and Finance Counsel of GE Worldwide Headquarters.

(5)
Prior to joining the Company, Mr. Niven served as the Executive Vice President, Marketing and Strategy for Tumri, Inc. from September 2005 to August 2006; the Vice President, Board of Directors and Reconstruction Project Director for Pensacola Beach Elementary School from August 2004 to present; Advisory Board member for Accordia Systems from September 2001 to August 2003; and as Vice President, Content Management Software for i2 Technologies/Aspect Development from June 1999 to May 2001.

Election of Directors
(Proposal No. 1)

        At the Annual Meeting, shareholders will vote to elect four (4) persons to serve in Class II of the Board of Directors to hold office for a term of three (3) years expiring at the 2010 Annual Meeting of Shareholders and thereafter until their respective successors shall be duly elected and qualified or until the earlier of their resignation, death or removal.

        The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors shall be composed of not fewer than nine (9) nor more than twenty-five (25) members, the exact number to be established by the Board of Directors, and further provide for the division of the Board of Directors into three (3) approximately equal classes, of which one (1) class is elected annually. In the Company's Amended and Restated Bylaws, the Board of Directors has established the number of directors at twelve (12), with four (4) directors in Class I, four (4) directors in Class II and four (4) directors in Class III.

        The Company is a party to a Merger Agreement dated as of June 23, 2000, as amended (the "Merger Agreement"), between the Company and Duchossois Industries, Inc., under which certain subsidiaries of the Company were merged into certain wholly-owned subsidiaries of Duchossois Industries, Inc. (the "Merger"). The Merger was approved by vote of the Company's shareholders at a Special Meeting of the shareholders on September 8, 2000. Pursuant to a Stockholder's Agreement between the Company and Duchossois Industries, Inc., as part of the Merger, Duchossois Industries, Inc., designated three (3) individuals for appointment and election to the Board of Directors. The Stockholder's Agreement provides that those individuals, Mr. Richard L. Duchossois, Mr. Craig J. Duchossois and Mr. Robert L. Fealy (or substitute designees reasonably acceptable to the Company), would be nominated to serve as directors of the Company, being allocated as equally as possible among the three classes of directors, for vote of the shareholders of the Company at the annual meeting of shareholders at which each respective class is then submitted for vote by the shareholders. In 2000, the Board of Directors of the Company appointed Mr. Craig J. Duchossois to serve as a member of Class I, Mr. Richard L. Duchossois to serve as a member of Class II and Mr. Robert L. Fealy to serve as a member of Class III. Mr. Craig J. Duchossois, Mr. Richard L. Duchossois and Mr. Robert L. Fealy have each been subsequently reelected to the Board of Directors.

        At the Annual Meeting, the four (4) persons named in the following table will be nominated on behalf of the Board of Directors for election as directors in Class II. The Nominating and Governance Committee has recommended, and the Board has approved, the nomination of these persons. All of the nominees currently serve as members of Class II and have agreed to serve if reelected. With each shareholder having one vote per share to cast for each nominee, the nominees receiving the greatest number of votes will be elected.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE ELECTION OF THE CLASS II DIRECTORS NAMED BELOW.

Nominees for Election as Directors

Name, Age and Positions with Company	Principal Occupation(1) and Certain Directorships(2)
Class II—Terms Expiring in 2010
Richard L. Duchossois 85 Director since 2000
Chairman, Duchossois Industries, Inc. (private holding company with diversified business interests); Vice Chairman, Thrall Car Management Co., Inc. (investments); Director, Emirates World Series of Racing, Thoroughbred Racing Association; Chairman Emeritus, Arlington Park Racecourse, LLC
J. David Grissom 68 Director since 1979
Chairman, Mayfair Capital, Inc. (private investment firm); Chairman, The Glenview Trust Company (trust and investment management services); Director, Yum! Brands, Inc. (Audit Committee Chairman); Chairman, Board of Trustees, Centre College; Director, Appriss Inc. and United Metro Media, Inc.
Seth W. Hancock 57 Director since 1973	Managing Partner, Claiborne Farm, Ltd. and President, Hancock Farms, LLC (Thoroughbred breeding and farming); Director, Hopewell Company and Keeneland Association
Susan Elizabeth Packard 52 Director since 2004
President, Brand Outreach, Scripps Networks (maximizing value of cable brands to the parent company, clients and consumers); former President, Affiliate Sales and International Development, Scripps Networks (media sales, distribution and development); former President, Scripps Networks New Ventures (new network development and new media applications); former Chief Operating Officer, Home & Garden Television Network (HGTV) (cable television network); Director, YMCA of East Tennessee (Chair), National Cable Television Center and Museum, Columbus Home, Scripps Howard Foundation, and Webb School of Knoxville

(1)
Except as noted with respect to Ms. Packard, there has been no change in principal occupation or employment during the past five years.

(2)
Directorships in companies with a class of securities registered pursuant to the Securities Exchange Act of 1934 or companies registered under the Investment Company Act of 1940 and, in the case of certain directors, other directorships or positions considered significant by them.

        The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable before the Annual Meeting, the persons named in the enclosed Proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors. In addition, if any shareholder(s) shall vote shares for the election of a director or directors other than the nominees named above, or substitute nominees, the persons named in the enclosed Proxy or their substitutes, or a majority of them, reserve the right to vote for the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

Continuing Directors

        The following table sets forth information relating to the Class I and Class III directors of the Company who will continue to serve as directors until the expiration of their respective terms of office.

Name, Age and Positions with Company	Principal Occupation(1) and Certain Directorships(2)
Class I—Terms Expiring in 2009
Leonard S. Coleman, Jr. 58 Director since 2001
Senior Advisor, Major League Baseball, 1999-2005; Former President, National League of Professional Baseball Clubs, 1994-1999; Director, The Omnicom Group, Electronic Arts, Inc., Avis-Budget and H. J. Heinz Co. (Audit Committee); Chairman, The Jackie Robinson Foundation; Director, Children's Defense Fund, Spoleto Festival, Little League Baseball, Metropolitan Opera, The Schuman Fund and Village of Waterloo, Urban America; Former Chairman, ARENACO, Inc. (subsidiary of New York Yankees/New Jersey Nets)
Craig J. Duchossois 62 Director since 2000
Chief Executive Officer and Director, Duchossois Industries, Inc. (private holding company with diversified business interests); Chairman, The Chamberlain Group, Inc. (access control devices); Director, AMX LLC; Chairman, Thrall Car Management Co., Inc. (investments); Director, LaSalle National Bank, Culver Education Foundation, University of Chicago, University of Chicago Hospitals, Illinois Institute of Technology, Kellogg Graduate School of Management, World Business Chicago, US Naval Academy Board of Visitors, Executive's Club of Chicago and the Chicago Chapter of World Presidents Organization
Robert L. Evans 54 Director since 2006	President and Chief Executive Officer of the Company since August 2006; President, Tenlane Farm, LLC; Director, Aftermarket Technology Corp. (Compensation Committee), Tumri, Inc.
G. Watts Humphrey, Jr. 62 Director since 1995
President, GWH Holdings, Inc. (private investment company); Chief Executive Officer, IPEG (international plastics machinery equipment company) and Centria (manufacturer and erector of metal building systems); Owner, Shawnee Farm (thoroughbred breeding and racing operation); Member of The Jockey Club; Vice-Chairman, The Blood-Horse, Inc.; Director, American Horse Council, Breeders' Cup Limited, Keeneland Association, National Thoroughbred Racing Association, Shakertown at Pleasant Hill, Kentucky, Inc. and Smithfield Trust Company; Member, Board of Trustees, Centre College and University of Pittsburgh

(1)
There has been no change in principal occupation or employment during the past five years, except with respect to Mr. Evans and except that Mr. Coleman retired as the Senior Advisor to Major League Baseball effective December 31, 2005.

(2)
Directorships in companies with a class of securities registered pursuant to the Securities Exchange Act of 1934 or companies registered under the Investment Company Act of 1940 and, in the case of certain nominees, other directorships or positions considered significant by them.

Name, Age and Positions with Company	Principal Occupation(1) and Certain Directorships(2)
Class III—Terms Expiring in 2008
Robert L. Fealy 55 Director since 2000
Executive Vice President and Director, Duchossois Industries, Inc. (private holding company with diversified business interests); Director, The Chamberlain Group, Inc. (access control devices); Chairman and Director, AMX LLC; Managing Director, Duchossois Technology Partners, LLC (venture capital); Director, Pella Corporation, Illinois Venture Capital Association, Aura Communications, Inc.; Chairman and Director, Brivo Systems, Inc.; Trustee, University of Cincinnati Foundation; Treasurer, Illinois Venture Capital Association Political Action Committee; University of Cincinnati Business Advisory Council
Daniel P. Harrington 51 Director since 1998
President and Chief Executive Officer, HTV Industries, Inc. (private holding company with diversified business interests); Director, Biopure Corporation (Audit Committee), Portec Rail Products, Inc. (Audit Committee), First State Financial Corporation (Audit Committee), First Guaranty Bank; Trustee, The Veale Foundation
Carl F. Pollard 68 Director since 1985; Chairman since 2001
Owner, Hermitage Farm since 1995 (Thoroughbred breeding); Director, DNP Select Income Fund, Inc. (Audit Committee Chairman); Director, Duff & Phelps Utility and Corporate Bond Trust (Audit Committee), DTF Tax-Free Income Inc. (Audit Committee), LifeCare Holdings, Inc.; Member of Executive Committee, Kentucky Derby Museum Corporation
Darrell R. Wells 64 Director since 1985
General Partner, Security Management Company (investments), Security Equity Partners II, Security Trend Partners Hedge Fund, Summit 1 & 2; Chairman, Commonwealth Bancshares, Inc., Citizens Financial Corporation, Commonwealth Bank & Trust Company, SMC Capital, Inc., SMC Advisors, Inc., Citizens Security Life Insurance Company; Director, First Security Bank, American Printing House; Advisor, Louisville Youth Training Center

(1)
Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

(2)
Directorships in companies with a class of securities registered pursuant to the Securities Exchange Act of 1934 or companies registered under the Investment Company Act of 1940 and, in the case of certain directors, other directorships or positions considered significant by them.

Emeritus Directors

        Directors Emeriti are available for counsel, but do not attend meetings of the Board of Directors and do not vote on matters presented to the Board. The Company's Amended and Restated Bylaws provide that a person shall not be qualified for election as a Director unless such person is less than 70 years of age on the date of election, unless the nomination of such person is required by contract. Each director shall become a Director Emeritus upon the expiration of his or her current term following the date on which he or she is no longer qualified for election due to age. The Emeriti Directors are Charles W. Bidwill, Jr., Catesby W. Clay, Frank B. Hower, Jr., Stanley F. Hugenberg, Jr., Thomas H. Meeker and Arthur B. Modell. Louis J. Hermann, Jr., a Director Emeritus of the Company, passed away on August 22, 2006.

Director Compensation for Fiscal Year Ended December 31, 2006

        In 2006, we provided the following annual compensation to directors who are not employees:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Carl F. Pollard	$64,000	-0-	$64,000
Leonard S. Coleman, Jr.	$41,000	-0-	$41,000
Craig J. Duchossois	$38,000	-0-	$38,000
Richard L. Duchossois	$30,000	-0-	$30,000
Richard L. Fealy	-0-	$54,000	$54,000
J. David Grissom	$49,000	-0-	$49,000
Seth W. Hancock	$30,000	-0-	$30,000
Daniel P. Harrington	$35,000	-0-	$35,000
G. Watts Humphrey, Jr.	$51,000	-0-	$51,000
Susan E. Packard	$40,000	-0-	$40,000
Darrell R. Wells	$44,000	-0-	$44,000

        During 2006, directors received an annual retainer fee of $25,000; directors who served as committee chairmen received an additional $3,000 for a total annual retainer fee of $28,000; and the Chairman of the Board received an additional $20,000 for a total annual retainer fee of $45,000. Directors were also paid $1,000 for each meeting of the Board of Directors that they attended. Directors were paid $1,000 for each committee meeting they attended, either in person or by teleconference, and for each special ad hoc meeting in which they participated. Directors Fealy, Packard and Grissom, each of whom served on a special CEO search committee, received an additional $10,000, $7,000 and $6,000, respectively, for such service. Directors who did not reside in Louisville were reimbursed for their travel expenses. Only non-employee directors receive this compensation.

        The Churchill Downs Incorporated 2005 Deferred Compensation Plan allows directors to defer receipt of all or part of their retainer and meeting fees in a deferred share account until after their service on the Board has ended. This account allows the director, in effect, to invest his or her deferred cash compensation in Company Common Stock. Funds in this account are credited as hypothetical shares of Common Stock based on the market price of the stock at the time the compensation would otherwise have been earned. Hypothetical dividends are reinvested in additional shares based on the market price of the stock on the date dividends are paid. All shares in the deferred share accounts are hypothetical and are not issued or transferred until the director ends his or her service on the board. Upon the end of service, the shares are issued or transferred to the director. Mr. Fealy deferred all of his 2006 directors' fees into a deferred share account under the Churchill Downs Incorporated Deferred Compensation Plan. As of December 31, 2006, Mr. Fealy had 1,336.5 deferred shares under the Plan.

Corporate Governance

        The Board of Directors is responsible for providing effective governance over the Company's affairs. The Company's corporate governance practices are designed to align the interests of the Board and management with those of our shareholders and to promote honesty and integrity throughout the Company.

        During the past year, we continued to review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also reviewed guidance and interpretations provided by the Securities and Exchange Commission and Nasdaq.

        Copies of the current charter, as approved by our Board, for each of our Audit, Compensation and Nominating and Governance Committees and a copy of our Corporate Governance Guidelines, Code of Conduct for Employees and Code of Ethics for Principal Financial Officers are available on our corporate website, www.churchilldownsincorporated.com under the "Investors" heading.

        Shareholders may send communications to the Company's Board of Directors addressed to the Board of Directors c/o Churchill Downs Incorporated, 700 Central Avenue, Louisville, Kentucky 40208. Any correspondence addressed to the Board of Directors in care of the Company is forwarded to the Board of Directors without review by management.

Share Ownership Guidelines

        The Board expects all directors to display confidence in the Company by ownership of a meaningful amount of the Company's stock. As a result, each director is expected to own shares of the Company's stock with a fair market value equal to five (5) times the director's annual retainer. Each incumbent director will have five (5) years from the date of adoption of the ownership guidelines (March 15, 2007) to meet this requirement and each new director will have five (5) years from the date of appointment or election to the Board to meet this requirement. Initial compliance will be measured in March 2012, the five (5) year anniversary date of the adoption of the ownership guidelines (for incumbent directors) or at the five (5) year anniversary date of the director's appointment or election (for new directors). Each director's continuing compliance with the ownership guidelines will be measured in the year he or she stands for re-election and will be considered as one of the criteria for nomination by the Nominating and Governance Committee.

Board Meetings and Committees

        All directors serving as Class I, II or III directors, except Ms. Packard, attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the meetings of the committee(s) on which they served. The Company encourages its directors to attend the Annual Meeting each year. All directors serving as Class I, II or III directors attended the Company's Annual Meeting held on June 15, 2006.

        The Board has determined that all of the directors of the Company are "independent directors," as defined under Nasdaq Rule 4200, other than Robert L. Evans.

        As required by the Company's Corporate Governance Guidelines, the Board of Directors currently has four (4) standing committees: the Executive, Audit, Compensation and the Nominating and Governance Committees. No Director Emeritus serves on any Board committee.

Executive Committee

        The Executive Committee is authorized, subject to certain limitations set forth in the Company's Amended and Restated Bylaws, to exercise the authority of the Board of Directors between Board meetings. The members of the Executive Committee are J. David Grissom, who serves as Chairman, Robert L. Fealy, G. Watts Humphrey, Jr. and Carl F. Pollard.

        Thirteen (13) meetings of the Executive Committee were held during the last fiscal year.

Audit Committee

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility in monitoring management's conduct of the Company's financial reporting process. Under its charter, the Audit Committee is generally responsible for monitoring the integrity of the financial reporting process, systems of internal controls and financial statements and other financial reports provided by the Company to any governmental or regulatory body, the public or other users thereof. The Audit Committee monitors the performance of the Company's internal audit function and is directly responsible for the appointment, compensation and oversight of the Company's independent auditors employed by the Company for the purpose of preparing or issuing audit opinions on the Company's financial statements and its internal controls. The Audit Committee monitors the Company's compliance with legal and regulatory requirements as well as the Company's Code of Conduct and Compliance Policy. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the power to retain outside counsel, auditors or other experts for this purpose. The Audit Committee reviews the adequacy of its charter on an annual basis.

        The members of the Audit Committee are Darrell R. Wells, who serves as Chairman, Leonard S. Coleman, Jr., Daniel P. Harrington and Susan E. Packard. The Company's Board of Directors has determined that all members of the Company's Audit Committee are independent as defined under Nasdaq Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Securities Exchange Commission.

        Four (4) meetings of the Audit Committee were held during the last fiscal year.

        The Board of Directors has determined that Darrell R. Wells, who is independent as defined under Nasdaq Rule 4200(a)(15) and rules promulgated by the Securities and Exchange Commission, possesses the attributes of, and therefore shall serve as, an audit committee financial expert as defined by regulations promulgated by the Securities and Exchange Commission.

Compensation Committee

        The Compensation Committee assists the Board in addressing matters relating to the fair and competitive compensation of the Corporation's executives, employees and non-employee directors, together with matters relating to retirement, welfare and other benefit plans. During 2006, the Compensation Committee was composed of four (4) independent directors, as defined by the Nasdaq listing standards, including two (2) "Non-Employee Directors" as defined in Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934.

        The members of the Compensation Committee are Craig J. Duchossois, who serves as Chairman, Leonard S. Coleman, Jr., G. Watts Humphrey and Darrell R. Wells.

        The Compensation Committee met six (6) times in 2006. Two (2) of these meetings included an executive session with only the non-management directors present. Members of management attended the non-executive portions of each meeting. The agenda for each meeting was determined by the Chairman of the Compensation Committee with management's input prior to each meeting.

        The Compensation Committee's responsibilities are as follows:

  •
  To oversee the development and implementation of the Company's compensation policies and programs for executive officers.

  •
  In conjunction with the Executive Committee, to establish the annual goals and objectives relevant to compensation of the CEO and other executive officers, including the balance of the components of total compensation.

  •
  In conjunction with the Executive Committee, to evaluate the performance of the CEO and the other executive officers in light of the agreed-upon goals and objectives and set the compensation level of the CEO based on such evaluation and present its report to the Board annually.

  •
  To develop guidelines for the compensation and performance of the Company's executive officers and to approve the compensation of the Company's executive officers, including the balance of the components of total compensation.

  •
  To establish appropriate performance targets, participations and levels of awards with respect to the Company's incentive compensation plans.

  •
  To administer the Company's equity-based compensation plans, including the establishment of criteria for the granting of stock-based awards and the review and approval of such grants in accordance with the criteria.

  •
  To establish and periodically review company policies relating to senior management perquisites and other non-cash benefits.

  •
  To review periodically the operation of the Company's overall compensation program for key employees and evaluate its effectiveness in promoting shareholder value and company objectives.

  •
  To oversee regulatory compliance with respect to compensatory matters.

  •
  To approve plans for managerial development and succession within the Company and to report on such plans to the Board annually.

  •
  To review, assess and recommend to the Board appropriate compensation for outside directors.

  •
  To ensure the adequacy of and update, if necessary, the Compensation Committee's charter annually.

  •
  To conduct an annual performance evaluation of the Compensation Committee.

  •
  To review the Compensation Discussion and Analysis and the supporting compensation disclosure materials and recommend to the Board its inclusion in the Company's proxy statement.

        The Compensation Committee's charter reflects these responsibilities, and the Compensation Committee and the Board periodically review and revise the charter. The charter was last revised on March 14, 2007 to address the new responsibilities of the Compensation Committee under the revised proxy regulations. The full text of the Compensation Committee Charter is available on the Company's website at www.churchilldownsincorporated.com.

        The Company's executive management supports the Compensation Committee in its work by preliminarily determining compensation increases for Company employees, administering the Company's retirement, welfare and other benefit plans and providing data to the Committee for analysis. In addition, the Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Committee. In accordance with this authority, the Compensation Committee engaged Mercer Human Resource Consulting as an outside compensation consultant to advise the Committee directly on matters related to executive and non-executive director compensation. Mercer Human Resource Consulting participated in two of the Committee's regularly scheduled meetings during 2006. The Compensation Committee also consulted with the law firm of Vedder, Price, Kaufman & Kammholz, P.C. and the executive search firm of Heidrick and Struggles International, Inc. during 2006 in relation to the compensation package and employment terms for Mr. Evans as the Company's new CEO.

        All of the decisions with respect to the Company's executive compensation are made by the Compensation Committee alone and may reflect factors and considerations other than, or that may differ from, the information and recommendations provided by management or outside advisors.

Nominating and Governance Committee

        The Company's Executive Committee, acting as the Nominating and Governance Committee, is responsible for establishing the criteria for and reviewing the effectiveness of the Company's Board of Directors. In addition, the Nominating and Governance Committee provides oversight with regard to the Company's programs for dealing with business ethics and other governance issues.

        This Committee determines criteria regarding personal qualifications needed for Board membership and the Committee considers, reviews qualifications and recommends qualified candidates for Board membership. In doing so, the Nominating and Governance Committee reviews the composition of the Board to identify skill sets and qualifications which are represented in order to determine which ones are needed. In addition, the Committee reviews the Company's Strategic Plan to determine its needs with regard to Board composition. The Committee sometimes employs an outside consultant to identify nominees with the skill sets, experience and backgrounds that suit the Company's needs.

        A candidate for the Company's Board of Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company's various constituencies. In considering a candidate for nomination as a member of the Board, the Nominating and Governance Committee will consider criteria such as independence; occupational background, including principal occupation (i.e., chief executive officer, attorney, accountant, investment banker, or other pertinent occupation); level and type of business experience (i.e., financial, lending, investment, media, racing industry, technology, etc.); diversity in race and gender; number of boards on which the individual serves; and the general variety of backgrounds represented on the Board.

        The Nominating and Governance Committee receives and considers issues raised by shareholders or other stakeholders in the Company and recommends appropriate responses to the Board. The Nominating and Governance Committee will consider recommendations for director candidates submitted by shareholders. Such questions, comments or recommendations should be submitted in writing to the Nominating and Governance Committee in care of the Office of the Secretary at 700 Central Avenue, Louisville, Kentucky 40208. The Nominating and Governance Committee, in having adopted criteria to be considered for membership on its Board, considers such candidates applying such criteria and follows the recommendation process noted above. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominees of the Company's Board of Directors.

        The members of the Nominating and Governance Committee, each of whom is independent as defined by the Nasdaq listing standards, are J. David Grissom, who serves as Chairman, Robert L. Fealy, G. Watts Humphrey, Jr. and Carl F. Pollard.

        The Nominating and Governance Committee held three (3) meetings during the last fiscal year.

Strategic Planning Committee

        The Strategic Planning Committee is responsible for planning the objectives and direction for the Company's strategic goals and development activities. The Board of Directors previously dissolved the Strategic Planning Committee in March 2004 and the responsibilities of the Strategic Planning Committee were assumed by the Executive Committee. Due to the Company's strategic focus, this Committee was re-established effective September 22, 2005. The members of the Strategic Planning Committee are G. Watts Humphrey, Jr., who serves as Chairman, Robert L. Fealy, J. David Grissom, Susan E. Packard and Carl F. Pollard.

        The Strategic Planning Committee held one (1) meeting during the last fiscal year.

Proposal to Approve the Performance Goals for the
Payment of Compensation to the President and Chief Executive Officer and the
Executive Vice President and Chief Development Officer
Under the Incentive Compensation Plan
(Proposal No. 2)

        The Company's President and Chief Executive Officer, its Executive Vice President and Chief Development Officer, and certain other key employees designated by the Compensation Committee, are eligible to receive an annual cash incentive bonus under the Churchill Downs Incorporated 1997 Incentive Compensation Plan. The Compensation Committee establishes various performance goals, the attainment of which entitles the participating employee to receive an annual bonus award. The amount of the award is a function of the participant's base salary.

        At its meeting in March 2007, the Compensation Committee established certain objective performance goals pursuant to which the Company's President and Chief Executive Officer, Robert L. Evans, and the Company's Executive Vice President and Chief Development Officer, William C. Carstanjen, may receive a bonus award for fiscal year 2007 under the Incentive Compensation Plan if the performance goals applicable to Mr. Evans and Mr. Carstanjen are achieved. The performance goals set by the Compensation Committee include the attainment of a pre-tax income target for the Company. The Compensation Committee has determined that the specific target is confidential business information, the disclosure of which would have an adverse effect on the Company and its business.

        The Compensation Committee has established certain additional objective performance goals for Mr. Evans and for Mr. Carstanjen related to strategic initiatives, the specific details of which the Compensation Committee has determined to be confidential business information, the disclosure of which would adversely affect the Company and its business. At the conclusion of the year, the Committee will make a determination whether the performance goals have been attained. The ultimate bonus award to Mr. Evans and Mr. Carstanjen will be determined by the extent to which each achieves each of the applicable performance goals established by the Compensation Committee. The Compensation Committee retains the discretion to award less than the maximum available based upon its determination of Mr. Evans' and Mr. Carstanjen's performance in meeting the applicable performance goals.

        The maximum dollar amount of bonus that may be awarded to Mr. Evans under the performance goals established by the Compensation Committee is $675,000. The maximum dollar amount of bonus that may be awarded to Mr. Carstanjen under the performance goals is $384,000.

        Under current U.S. tax law the Company may deduct the amount of the bonus award paid to the Mr. Evans and Mr. Carstanjen to the extent that the deduction is not otherwise limited under Internal Revenue Code §162(m). Under Code §162(m), compensation paid to any covered employee in excess of $1,000,000 in any taxable year is not deductible by the Company except to the extent such amounts constitute "qualified performance based compensation". Qualified performance based compensation is compensation paid solely on account of the attainment of one or more performance goals if:

  •
  the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors,

  •
  the material terms of the performance goals have been approved by the corporation's shareholders prior to the payment of the compensation, and

  •
  the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

        At the Annual Meeting, shareholders will be asked to approve the material terms of the performance goals established by the Compensation Committee for fiscal year 2007 for the payment of incentive compensation to Mr. Evans and Mr. Carstanjen under the Incentive Compensation Plan. A vote in favor of this proposal will result in [i] the compensation payable to Mr. Evans and Mr. Carstanjen under the Incentive Compensation Plan qualifying as performance-based compensation under Code §162(m), and [ii] the availability to the Company of a tax deduction in the amount of the compensation received by Mr. Evans and Mr. Carstanjen pursuant to this annual incentive bonus.

        Approval of the proposal requires the affirmative vote of a majority of the shares casting votes in favor of or opposed to the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE PERFORMANCE GOALS FOR THE PAYMENT OF COMPENSATION TO MR. EVANS AND MR. CARSTANJEN UNDER THE INCENTIVE COMPENSATION PLAN.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL TO APPROVE THE PERFORMANCE GOALS FOR THE PAYMENT OF COMPENSATION TO MR. EVANS AND MR. CARSTANJEN UNDER THE INCENTIVE COMPENSATION PLAN.

Proposal to Approve the
Churchill Downs Incorporated
2007 Omnibus Stock Incentive Plan
(Proposal No. 3)

        The Board of Directors adopted the Churchill Downs Incorporated 2007 Omnibus Stock Incentive Plan (the "2007 Plan") on March 15, 2007, subject to approval by the shareholders of the Company. The 2007 Plan is intended to replace the Company's Restricted Stock Plan.

        The Board of Directors believes that the 2007 Plan will advance the long-term success of the Company by encouraging stock ownership among key employees and members of the Board who are not employees ("Nonemployee Directors"). The 2007 Plan is also intended to provide compensation that will be tax deductible by the Company without regard to the limitations of Section 162(m) of the Internal Revenue Code.

        The 2007 Plan is administered by the Compensation Committee of the Board of Directors. Awards made to Nonemployee Directors will be approved by the Board. Awards made to the Company's President and Chief Executive Officer will be approved by the Compensation Committee. The 2007 Plan provides the Compensation Committee flexibility to design compensatory awards that are responsive to the Company's needs. Subject to the terms of the 2007 Plan, the Compensation Committee has the discretion to determine the terms of each award. The Committee may delegate to one or more officers of the Company the authority to grant awards to participants who are not directors or executive officers of the Company. The Committee must fix the total number of shares that may be subject to grants made under this delegation.

        Awards under the 2007 Plan may be in the form of stock options, stock appreciation rights, restricted stock, restricted share units, performance shares or performance units.

        Employees of the Company and its subsidiaries and Nonemployee Directors may be selected by the Compensation Committee to receive awards under the 2007 Plan. Based on its historic compensation practices, the Company expects that a range of 20 to 30 persons annually will receive awards under the 2007 Plan. The benefits or amounts that may be received by or allocated to participants under the 2007 Plan will be determined at the discretion of the Compensation Committee and are not presently determinable.

        The maximum number of shares as to which stock awards may be granted under the 2007 Plan is 1,630,000 shares of Common Stock. Stock awards other than stock options will be counted against the 2007 Plan maximum in a 2-to-1 ratio. This reserved share amount is subject to adjustments by the Compensation Committee as provided in the 2007 Plan for stock splits, stock dividends, recapitalizations and other similar transactions or events. Shares of Common Stock issued under the 2007 Plan will be shares of original issuance. The fair market value of a share of the Company's Common Stock on April 20, 2007 was $            based on the closing sales price as reported on the Nasdaq Global Market.

Are there limits on grants to individual participants or other grant limits?

        Yes. No participant may receive awards during any one calendar year representing more than 300,000 shares of Common Stock or more than 7,500,000 performance units. In no event will the number of shares of Common Stock issued under the plan upon the exercise of incentive stock options exceed 1,630,000 shares. These limits are subject to adjustments by the Compensation Committee as provided in the 2007 Plan for stock splits, stock dividends, recapitalizations and other similar transactions or events.

Upon what terms may options be awarded?

        Stock options entitle the optionee to purchase shares of Common Stock at a price equal to or greater than the fair market value on the date of grant. Options may be either incentive stock options or nonqualified stock options, provided that only employees may be granted incentive stock options. The option may specify that the option price is payable (i) in cash, (ii) by the transfer to the Company of unrestricted stock, (iii) with any other legal consideration the Compensation Committee may deem appropriate or (iv) any combination of the foregoing. No stock option may be exercised more than ten (10) years from the date of grant. Each grant may specify a period of continuous employment or service with the Company or any subsidiary that is necessary before the stock option or any portion thereof will become exercisable and may provide for the earlier exercise of the option in the event of a change in control of the Company or similar event.

Upon what terms may stock appreciation rights be granted?

        Stock appreciation rights represent the right to receive an amount, determined by the Compensation Committee and expressed as a percentage not exceeding 100%, of the difference between the "base price" established for such rights and the fair market value of the Company's Common Stock on the date the rights are exercised. The base price must not be less than the fair market value of the Common Stock on the date the right is granted. The grant may specify that the amount payable upon exercise of the stock appreciation right may be paid by the Company (i) in cash, (ii) in shares of the Company's Common Stock or (iii) any combination of the foregoing. Any grant may specify a waiting period or periods before the stock appreciation rights may become exercisable and permissible dates or periods on or during which the stock appreciation rights shall be exercisable, and may specify that the stock appreciation rights may be exercised only in the event of a change of control of the Company or similar event. The Committee may grant "tandem" stock appreciation awards in connection with an option or "free-standing" stock appreciation awards unrelated to an option. No stock appreciation right may be exercised more than ten (10) years from the date of grant and each grant of a free-standing stock appreciation right must specify the period of continuous employment or service that is necessary before the free-standing stock appreciation right or installments thereof may be exercisable.

Upon what terms may restricted stock be awarded?

        An award of restricted stock involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee to not include any of such rights during the restriction period. The transfer may be made without additional consideration from the participant. The Committee may specify performance objectives that must be achieved for the restrictions to lapse. Restricted stock must be subject to a "substantial risk of forfeiture" within the meaning of Code Section 83 for a period to be determined by the Committee on the grant date and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change of control of the Company or similar event.

Upon what terms may restricted share units be granted?

        An award of restricted share units granted under the 2007 Plan represents the right to receive a specific number of shares at the end of a specified deferral period. Any grant of restricted share units may be further conditioned upon the attainment of performance objectives. The grant may provide for the early termination of the deferral period in the event of a change in control of the Company or similar event. During the deferral period, the participant is not entitled to vote or receive dividends on the shares subject to the award, but the Compensation Committee may provide for the payment of dividend equivalents on a current or deferred basis. The grant of restricted share units may be made without any consideration from the participant other than the performance of future services.

Upon what terms may performance shares and units be granted?

        A performance share is the equivalent of one share of Common Stock, and a performance unit is the equivalent of $1.00. Each grant will specify one or more performance objectives to be met within a specified period (the "performance period"), which may be subject to earlier termination in the event of a change in control of the Company or a similar event. If by the end of the performance period the participant has achieved the specified performance objectives, the participant will be deemed to have fully earned the performance shares or performance units. If the participant has not achieved the level of acceptable achievement, the participant may be deemed to have partly earned the performance shares or performance units in accordance with a predetermined formula. To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, shares of the Company's Common Stock or any combination thereof.

What impact will the 2007 plan have on the Company's equity compensation run rate?

        Run rate, a means of measuring annual stock dilution, shows how rapidly a Company is deploying its shares reserved for issuance under its equity compensation plans. Run rate is calculated as the number of shares of Common Stock subject to awards granted in a given year divided by the number of shares of Common Stock outstanding. The higher the run rate, the greater the dilution. In the last three fiscal years, the Company's average annual run rate has been 0.5%.

What impact will the 2007 plan have on the Company's dilution or overhang from equity compensation plans?

        Overhang is an analysis of potential dilution to shareholders from the equity being transferred to employees via equity incentive plans. Overhang is calculated by dividing (a) the number of shares of Common Stock subject to issued and outstanding awards under the Company's equity compensation plans(1) plus the number of shares of Common Stock available for future grant under the Company's equity compensation plans(2) by (b) the number of shares described in clause (a) plus the total number of shares of Common Stock outstanding. As of December 31, 2006, the Company's overhang was approximately 4%. On approval of the 2007 Plan, the Company's overhang will range from 7.8% to 12.7%, depending on whether reserved shares are used for full value awards or stock options.

(1)
Plans include the Churchill Downs Incorporated 2004 Restricted Stock Plan and the Churchill Downs Incorporated 1993 and 1997 Stock Option Plans and awards granted to Robert L. Evans pursuant to his employment agreement with the Company.

(2)
Based on approval of the 2007 Plan covering 1,630,000 shares.

What is the section 162(m) exemption?

        Code Section 162(m) prevents a publicly held corporation from claiming income tax deductions for compensation in excess of $1,000,000 paid to certain senior executives. Compensation is exempt from this limitation if it is "qualified performance-based compensation." Stock options and stock appreciation rights are two examples of performance-based compensation. Other types of awards, such as restricted stock, deferred shares and performance shares, that are granted pursuant to pre-established objective performance formulas, may also qualify as performance-based compensation, so long as certain requirements are met, including the prior approval by shareholders of the performance formulas or measures.

What are the performance objectives?

        The 2007 Plan provides that grants of performance shares, performance units or, when determined by the Compensation Committee, options, restricted share units, restricted stock or other stock-based awards may be made based upon "performance objectives." Performance objectives applicable to awards that are intended to be exempt from the limitations of Code Section 162(m) are limited to specified levels of or increases in the Company's or subsidiary's return on equity, earnings from continuing operations, earnings from continuing operations before interest and taxes, earnings per share from continuing operations before interest, taxes, depreciation and amortization (EBITDA), net earnings per share, diluted earnings per share, total earnings, earnings growth, return on capital, cost of capital, return on assets, return on investment, return on equity, net customer sales, volume sales, sales growth, gross profit, gross margin return on investment, increase in the fair market value of the Company's Common Stock, share price (including but not limited to, growth measures and total shareholder return), operating profit, operating margin, net operating profit after taxes, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), financial return ratios, total return to shareholders, market share, earnings measures/ratios, economic value added (EVA), balance sheet measurements, asset growth, internal rate of return, increase in net present value or expense targets, "Employer of Choice" or similar survey results, customer satisfaction surveys and productivity. Performance criteria may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

What is the maximum amount payable upon attainment of the specified performance-based objectives?

        No individual may receive awards representing more than 300,000 shares of Common Stock in any one year. In addition, the maximum number of performance units that may be granted to an individual in any one year is 7,500,000.

Are awards made under the plan transferable?

        Except as provided below, no award under the 2007 Plan may be transferred by a participant other than by will or the laws of descent and distribution, and stock options and stock appreciation rights may be exercised during the participant's lifetime only by the participant or, in the event of the participant's legal incapacity, the guardian or legal representative acting on behalf of the participant. The Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Committee may approve.

When does the plan terminate?

        The 2007 Plan will terminate on the tenth anniversary of the date it is approved by shareholders, and no award will be granted under the 2007 Plan after that date.

How can the plan be amended?

        The 2007 Plan may be amended by the Board of Directors, but without further approval by the shareholders of the Company, no such amendment may increase the limitations set forth in the 2007 Plan on the number of shares that may be issued under the 2007 Plan or any of the limitations on awards to individual participants. The Board may condition any amendment on the approval of the shareholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

What are the tax consequences of the 2007 plan?

        The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2007 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

        In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

        An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal "alternative minimum tax," the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

        A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within thirty days of the date of transfer of the restricted stock will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

        A recipient of restricted share units generally will not recognize income until shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Code Section 83. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.

        A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment, with respect to performance shares or performance units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted stock received.

        To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).

        Awards of stock appreciation rights, restricted share units, performance shares and performance units under the 2007 Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A. To date, the U.S. Treasury Department and Internal Revenue Service have issued only preliminary guidance regarding the impact of Code Section 409A on the taxation of these types of awards. Generally, to the extent that deferrals of these awards fail to meet certain requirements under Code Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of Code Section 409A are satisfied. It is the intent of the Company that awards under the 2007 Plan will be structured and administered in a manner that complies with the requirements of Code Section 409A.

Where can I get a copy of the plan?

        This summary is not a complete description of all provisions of the 2007 Plan. A copy of the 2007 Plan is attached hereto as Exhibit A.

What if this proposal is not approved?

        If this proposal is not approved, the Company will continue to make grants under the 2004 Restricted Stock Plan in accordance with the terms of that plan until its expiration.

        Approval of the proposal requires the affirmative vote of a majority of the shares casting votes in favor of or opposed to the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE 2007 OMNIBUS STOCK INCENTIVE PLAN.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL TO APPROVE THE 2007 OMNIBUS STOCK INCENTIVE PLAN.

Proposal to Approve Stock Option and Restricted Stock Grants to Robert L. Evans
(Proposal No. 4)

        The Company and Robert L. Evans entered into an employment agreement, dated as of July 18, 2006, which sets forth the terms and conditions of Mr. Evans' employment as the Company's President and Chief Executive Officer. Pursuant to Section 5 of the employment agreement, the Company has granted to Mr. Evans, subject to shareholder approval:

  •
  90,000 restricted shares of Common Stock pursuant to the terms of a restricted stock agreement between the Company and Mr. Evans,

  •
  65,000 restricted shares of Common Stock pursuant to the terms of a restricted stock agreement between the Company and Mr. Evans, and

  •
  Options to purchase 130,000 shares of Common Stock pursuant to the terms of a stock option agreement between the Company and Mr. Evans.

        Copies of the employment agreement, restricted stock agreements, and stock option agreement are attached to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. The Board of Directors is requesting shareholder approval of the restricted stock agreements and the stock option agreement and the stock option and restricted stock grants made thereunder. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and eligible to vote at the Annual Meeting is required to approve this proposal.

        The following discussion is qualified in its entirety by reference to the specific terms of such agreements. All capitalized terms in this proposal are as defined in the employment agreement, the restricted stock agreements and the stock option agreement unless otherwise noted.

        Restricted Stock.    Under the restricted stock agreements, the Company granted Mr. Evans (i) 90,000 restricted shares of the Company's Common Stock, with vesting contingent upon the Company's Common Stock reaching certain closing prices on Nasdaq for a specified period of consecutive trading days, and (ii) 65,000 restricted shares of the Company's Common Stock vesting quarterly over five years and contingent upon the Company's Common Stock reaching certain closing prices on Nasdaq for a specified period of consecutive trading days following Mr. Evans' start date. The latter contingency with respect to the stock price was met in 2006.

        Notwithstanding the foregoing, 50% of the then unvested restricted shares will vest immediately in the event of a Change in Control of the Company and 100% of the then unvested restricted shares will vest immediately in the event Mr. Evans is terminated by the Company other than for Cause, death or Disability or Mr. Evans voluntarily resigns for Good Reason during the two period following a Change in Control. Except as described above, if Mr. Evans ceases to be an employee of the Company prior to the vesting of any of the restricted shares, then those unvested shares will be forfeited.

        Stock Options.    In accordance with the terms of the stock option agreement, on July 18, 2006, the Company granted Mr. Evans an option to purchase 130,000 shares of the Company's Common Stock at an exercise price of $36.16 per share, the fair market value of the Common Stock on July 18, 2006, subject to approval by the Company's shareholders. The aggregate market value of the securities underlying the options was $4,700,800 on July 18, 2006. The option expires on July 18, 2012.

        The option shares will vest and become exercisable quarterly over three (3) years. Notwithstanding the foregoing, 50% of the then unvested stock options will vest immediately in the event of a Change in Control, and 100% of the then unvested stock options will vest immediately in the event of Mr. Evans' termination of service for Good Reason or by the Company without Cause within two (2) years after a Change in Control.

        The options will expire and cease to be exercisable at the first of the following to occur: (i) August 14, 2012; (ii) the date of Mr. Evans' termination of employment for Cause; (iii) the date of Mr. Evans' voluntary termination of employment without Good Reason; (iv) one year after Mr. Evans' termination of employment as a result of death or Disability; or (v) the last day of the calendar quarter in which Mr. Evans' termination of employment occurs or the day thirty days after such termination of employment if Mr. Evans' employment terminates other than a termination for Cause, Good Reason or as a result of death or Disability.

        Payment of the purchase price of the option shares may be made in cash or, if the Compensation Committee in its discretion agrees to so accept, by delivery to the Company of other Common Stock owned by Mr. Evans, or in some combination of cash and Common Stock acceptable to the Committee.

        The Option Agreement also provides that the options cannot be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise disposed of. The Company has agreed to use reasonable best efforts to file a registration statement with the Securities and Exchange Commission covering the restricted stock and the shares of Common Stock that may be delivered pursuant to the exercise of the option and thereafter to cause such registration statement to become effective.

        The number of shares of Common Stock subject to the option and the number of shares of restricted stock may be subject to adjustment in the event of any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, subdivision, reclassification, exchange of shares or the like. If the Company merges, consolidates or effects a share exchange with another entity, or all or a substantial portion of the Company's assets or outstanding capital stock are acquired by another entity, each share of Common Stock represented by an option and each share of restricted stock will automatically be converted into and replaced by shares of Common Stock of the successor and the number of shares represented by the option and the number of shares of restricted stock will be adjusted.

        Restricted Stock Units.    In addition to the restricted stock agreements and the stock option agreement, the Company and Mr. Evans also entered into a restricted stock unit agreement pursuant to which the Company granted Mr. Evans 65,000 restricted stock units. The restricted stock unit agreement is not subject to shareholder approval. Each restricted stock unit represents an unfunded contractual right to receive from the Company one share of Common Stock upon Mr. Evans' termination of employment with the Company. The restricted stock units vest quarterly over five years. Mr. Evans will be entitled to receive the shares underlying the units, along with a cash payment equal to accumulated dividend equivalents beginning with the lapse of forfeiture, plus interest at a 3% annual rate, six months after termination of employment.

        Notwithstanding the foregoing, 50% of the then unvested restricted stock units will vest immediately in the event of a Change in Control of the Company and 100% of the then unvested restricted stock units will vest immediately in the event Mr. Evans is terminated by the Company other than for Cause, death or Disability or Mr. Evans voluntarily resigns for Good Reason during the two-year period following a Change in Control. Except as described above, if Mr. Evans ceases to be an employee of the Company prior to the vesting of any of the restricted stock units, then those unvested units will be forfeited. The restricted stock unit agreement also provides that the restricted stock units cannot be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise disposed of. The Company has agreed to use reasonable best efforts to file a registration statement covering the shares of Common Stock that may be delivered pursuant to the restricted stock units and thereafter to cause such registration statement to be come effective.

        Approval.    In the event that holders of a majority of the Company's Common Stock fail to approve the restricted stock and stock option grants to Mr. Evans, then Mr. Evans would be entitled to pursue certain remedies described in his employment agreement and the Board of Directors of the Company would likely be required to reassess the terms of Mr. Evans' employment with the Company.

        Approval of the proposal requires the affirmative vote of a majority of the shares casting votes in favor of or opposed to the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE RESTRICTED STOCK GRANTS AND THE STOCK OPTION GRANT TO MR. EVANS.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL TO APPROVE THE RESTRICTED STOCK GRANTS AND THE STOCK OPTION GRANT.

Proposed Amendment of the
2005 Churchill Downs Incorporated
Deferred Compensation Plan
(Proposal No. 5)

        The 2005 Churchill Downs Incorporated Deferred Compensation Plan was amended in 2005 to permit directors of the Company who are participants under the Plan ("Director Participants") to elect to have all or part of the fees paid to him or her by the Company for services performed as a board member ("Director Fees"), deferred on or after January 1, 2005, notionally invested in shares of Common Stock. The Deferred Compensation Plan currently reserves 5,000 shares of Common Stock for issuance in connection with deferrals under the Plan by Director Participants. The Board of Directors has adopted a resolution approving and recommending to the Company's shareholders for their approval an amendment to increase the number of shares of the Company's Common Stock reserved for issuance in connection with deferrals under the Deferred Compensation Plan by Director Participants from 5,000 shares to 50,000 shares. The following constitutes a brief discussion of the material features of the Deferred Compensation Plan and the amendment.

        The purpose of the Deferred Compensation Plan is to provide eligible executives and directors of the Company and its affiliated companies an opportunity to defer to a future date the receipt of base and bonus compensation for services as well as Director Fees. The Plan is intended to be a deferred compensation plan compliant with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The Plan is administered by the Compensation Committee. Subject to any legal requirements, the Compensation Committee may designate any management employees or highly compensated employees of the Company or any of the Company's directors as eligible to participate in the Plan.

        Under the Plan, eligible participants commence participation on the next January 1 following the date the participant files a deferral election with the Compensation Committee or its designated agent. Under such election, the participant may elect to defer the receipt of all or a portion (in one percent (1%) increments) of his or her compensation or Director Fees earned or payable after the effective date of the election and have this amount credited to the participant's account pursuant to the terms of the Plan. The deferral elections continue from year to year until revoked or modified by the participant pursuant to the terms of the Plan. For employees, the Plan also provides for employer matching and discretionary contributions.

        Amounts deferred under the Plan pursuant to a participant's election are credited to the participant's account as soon as administratively practical after the date the deferrals would otherwise have been payable to the participant under normal payroll practices. The Company has established an irrevocable grantor trust to provide a source of funds to assist the Company in satisfying its liabilities under the Plan. Compensation and Director Fees credited to a participant's account and notional earnings therein are one hundred percent (100%) vested and nonforfeitable, subject to certain adjustments described in the Plan. However, the Company and its affiliated companies participating in the Plan remain the sole owner of any assets of the trust and such assets are subject to the claims of the general creditors of the Company and its affiliated companies. Amounts credited to a participant's account may be kept in any investment vehicles or assets as selected by the Compensation Committee, subject to the right of participants to make an investment election under the Plan. Amounts in a participant's account will be distributed as elected by the participant, subject to the provisions of the Plan. Distributions under the Plan generally occur upon separation from service.

        Under the Deferred Compensation Plan, Director Participants may elect to have all or part of his or her Director Fees, deferred on or after January 1, 2005, notionally invested in shares of Common Stock (the "Stock Election"), providing the non-employee directors with an investment election which will align their interests with the interests of the Company's shareholders. Directors do not have voting rights or other rights attributable to stock ownership with respect to such shares prior to distribution under the Plan.

A Stock Election is irrevocable with respect to amounts that have been notionally invested but a Director Participant may at any time revoke his or her Stock Election with respect to Director Fees earned or payable after the date the revocation is delivered to the Compensation Committee in accordance with procedures established by the Committee.

        The Compensation Committee establishes a stock account in the name of each Director Participant who makes a Stock Election (the "Stock Account"), and this Stock Account is included in the Director Participant's account under the Plan. As soon as administratively practical following each dividend payment date, a Director Participant's Stock Account is credited with additional notional Common Stock as if the cash dividend were reinvested in Common Stock. The number of shares notionally credited to the Stock Account of each Director Participant is determined by reference to the fair market value of such stock as determined by the Compensation Committee. In the event of any stock dividend, stock split, combination or exchange of securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of any or all of the assets of the Company to shareholders, or any other similar change or event effected without the receipt of consideration, such proportionate adjustments, if any, as the Compensation Committee in its discretion may deem appropriate to reflect such change or event will be made with respect to the Common Stock credited to a Director Participant's Stock Account. Amounts credited to a Director Participant's Stock Account will be distributed in Common Stock. No such distribution may be made less than six (6) months after any notional investment in Common Stock made by any Director Participant under the Plan. In the event of a change in control under the Plan, the Stock Account of a Director Participant will be distributed.

        Benefits under the Plan are not determinable because the Plan provides for deferral opportunities, and actual compensation deferred by participants is determined by the Company's management, Board of Directors and the Compensation Committee. Currently, four (4) of the Company's non-employee directors have deferred Director Fees in the Plan and three (3) of the Company's non-employee directors have elected to have such deferred fees notionally invested in shares of Common Stock. Non-employee directors are currently paid Director Fees in the amounts described in "ELECTION OF DIRECTORS—Compensation of the Board of Directors". In addition to non-employee directors, there are currently approximately 50 employees of the Company eligible to participate in the Plan. In 2006, a total of $448,045 of compensation and Director Fees was deferred by eligible participants in the Plan. As of March 31, 2007, such deferred Director Fees had been notionally invested in    shares of Common Stock.

        The Company reserves the right to amend, modify, terminate or discontinue the Plan at any time and in a manner which complies with the provisions of Section 409A of the Code, by appropriate action taken by the Committee. If the amendment to the Plan is not approved by the shareholders at the Annual Meeting, the Plan will remain in effect but the ability of Director Participants to invest Director Fees in Common Stock will not be available after the current available shares under the Plan are depleted.

        Under current tax law, no income will be recognized by a participant under the Plan at the time of deferral. Upon payment, such participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares of Common Stock received. The Company will be entitled to a deduction equal to the income recognized by such participant.

        Approval of the proposal requires the affirmative vote of a majority of the shares casting votes in favor of or opposed to the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE PROPOSAL TO ADOPT THE AMENDMENT TO THE 2005 CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2005 CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN.

Equity Compensation Plan Information(1)

	(a)		(b)	(c)

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(2)	175,788	(3)(4)	$30.60	320,014	(5)
Equity compensation plans not approved by security holders	-0-		-0-	-0-
Total	175,788		$30.60	320,014

(1)
This table includes (i) aggregate data, including pricing, for shares presently committed under all equity compensation plans of the Company as of the end of the most recently completed fiscal year and (ii) aggregate data for shares still available to be issued under those plans.

(2)
The equity compensation plans of the Company which have been approved by the shareholders of the Company are the Churchill Downs Incorporated 2000 Employee Stock Purchase Plan ("Stock Purchase Plan"), the Churchill Downs Incorporated 1993 Stock Option Plan ("1993 Plan"), the Churchill Downs Incorporated 1997 Stock Option Plan ("1997 Plan"), the Churchill Downs Incorporated 2003 Stock Option Plan ("2003 Plan"), and the Churchill Downs Incorporated 2004 Restricted Stock Plan ("Restricted Stock Plan"). The 1993 Plan, the 1997 Plan and the 2003 Plan each allow one- to three-year option vesting periods and require that options expire ten (10) years after the date of grant, if not earlier under certain circumstances. The Restricted Stock Plan allows for the award of stock subject to certain conditions and restrictions as determined by the Compensation Committee at the time of the award.

(3)
Of this total, 6,472 shares of Common Stock of the Company are issuable upon the exercise of outstanding options granted under the 1993 Plan, 169,316 shares of Common Stock of the Company are issuable upon the exercise of outstanding options granted under the 1997 Plan and 0 shares of Common Stock of the Company are issuable upon the exercise of outstanding options under the 2003 Plan. The total does not include 78,000 outstanding shares of Common Stock which have been awarded under the Restricted Stock Plan, as of December 31, 2006, which are unvested and over which the participants have neither voting nor dispositive power until the lapse of the restriction period.

(4)
Because each participant in the Stock Purchase Plan has one option each plan year and that option consists of the number of shares which can be purchased, through exercise, at the end of the plan year using compensation deductions made throughout the plan year, no outstanding options, warrants or rights for a specific number of the Company's securities to be issued upon exercise existed at fiscal year's end and, therefore, none are included in this total for the Stock Purchase Plan.

(5)
Of this total, as of December 31, 2006, no shares of Common Stock of the Company remained available for future issuance under the 1993 Plan because that Plan has expired, no shares of Common Stock of the Company remained available for future issuance under the 1997 Plan because that Plan was suspended, no shares of Common Stock remained available for future issuance under the 2003 Plan because that Plan was terminated, 237,000 shares of Common Stock remained available for future issuance under the Restricted Stock Plan and 83,014 shares of Common Stock of the Company remained available for future issuance under the Stock Purchase Plan.

Compensation Committee Report

        The Compensation Committee of the Board of Directors operates under a written charter and is comprised entirely of directors meeting the independence requirement of Nasdaq. The Board established this committee to discharge the Board's responsibilities relating to compensation of the Company's chief executive officer and each of the Company's other executive officers. The Committee has overall responsibility for decisions relating to all compensation plans, policies and benefit programs as they affect the chief executive officer and other executive officers. The Committee has reviewed and discussed the information appearing below under the heading "Compensation Discussion and Analysis" with management and, based on that review and discussion, has recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in this Proxy Statement.

Compensation Committee of the Board of Directors:
Craig J. Duchossois
Leonard S. Coleman, Jr.
G. Watts Humphrey, Jr.
Darrell R. Wells

Compensation Discussion and Analysis

Introduction

        The executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee's responsibilities include establishing goals and objectives of the CEO and executive officers, evaluating their performance, and setting their compensation levels, including the balance of components of compensation. A detailed discussion of the Committee's structure, roles and responsibilities, and related matters can be found under "Compensation Committee" on page    .

        The Compensation Committee regularly meets during the year to execute its duties and has special meetings as required. The Committee regularly reports its activities to the Board.

Executive Compensation Philosophy and Core Principles

        The fundamental philosophy of the Compensation Committee is to ensure that the Company's compensation program for executive officers links pay to business strategy and performance in a manner that is effective in attracting, motivating and retaining key executives while also aligning the interests of the executives with the interests of shareholders over the long-term. The objectives of the compensation program are to:

  •
  Provide a total compensation opportunity that is competitive in the marketplace

  •
  Ensure pay outcomes are commensurate with Company performance

  •
  Reward for individual performance contributions in addition to overall business results

  •
  Attract and retain executives with the skills and experience needed to successfully manage the Company's operations

        The goal is to align pay with Company performance in the short term through measurement of pre-tax income, business unit and individual performance objectives, and over the long term through stock-based awards. More specifically, for the past several years the Compensation Committee, upon the recommendation of management, has utilized the following guiding principles to manage compensation plan design and administration:

  •
  Target base salary opportunity for executive officers at or slightly below the median of market levels;

  •
  Provide performance-based annual cash incentives, with targets at or above competitive market medians;

  •
  Increase the amount of pay at risk for each executive with increasing responsibility level;

  •
  Tie short-term performance to the achievement of both quantifiable operating performance goals and pre-defined strategic initiatives to ensure that executives are delivering for shareholders in the near term as well as establishing a foundation for the Company's future, long-term success;

  •
  Provide limited, low-risk, low-reward equity grants in the form of restricted stock with time-based cliff vesting to senior executives, to bring total compensation into a competitive range with the market, align executive interests with the interests of shareholders by making them owners of the Company's stock, and provide retention incentives over time; and

  •
  Design pay programs to be as simple and transparent as possible to facilitate focus and understanding by employees.

        The Committee believed that this pay positioning strategy was conservative and sufficient to attract and retain the talent needed to run the Company, as evidenced by the relatively low executive turnover historically.

        With the hiring of a new Chief Executive Officer in August 2006, the Committee began the process of re-evaluating the pay mix and competitive pay positioning strategy for the Company, beginning with the CEO position. Upon the hiring of Mr. Evans, the Committee began to shift the total compensation package to a higher-risk, higher-reward and more competitive total overall structure. For Mr. Evans, this included:

  •
  A lower target cash compensation package relative to the former CEO;

  •
  A significantly greater emphasis on long-term equity compensation, with a stronger focus on performance and greater upside potential, including the use of more stock options and performance-based restricted shares along with restricted stock units with time-based vesting;

  •
  A target total compensation opportunity above competitive market medians overall, but highly dependant upon performance as measured by the performance of the Company's stock.

        The objective of Mr. Evans' pay package is to motivate and reward the CEO for building the Company, growing revenues and profits, and generating superior returns for shareholders. The Company and the Compensation Committee are currently in the process of evaluating how to develop a similar approach for the rest of the executive team during 2007 and beyond.

Committee Process

        When making individual compensation decisions for executives, the Compensation Committee takes many factors into account, including market pay levels and trends, each individual's skill, experience, performance, development, current and future potential impact on the organization, and any internal pay equity considerations.

        The Compensation Committee periodically conducts market surveys of competitive pay levels with the assistance of management and outside consultants on an occasional basis, as needed. These market pay surveys generally focus on broad market pay practices for public company executives in the United States rather than a targeted group of peer companies.

        The Compensation Committee relies significantly on the CEO's input and recommendations when evaluating pay for the executive officers other than the CEO. The Committee also solicits input from Mercer Human Resources Consulting as the outside consultant to the Committee in its deliberations. The Committee is responsible for approving all compensation actions for the CEO and other executive officers of the Company, including the terms of the CEO and other executives' employment agreements (subject to approval by the full Board of Directors) and post-employment arrangements with the Company, as needed.

        All deliberations relating to the CEO's pay are made by the Compensation Committee in executive session, without management present. In assessing the CEO's pay, the Committee considers the performance of the Company, the CEO's contribution to that performance, the pay of the CEO relative to other Company executives, the impact of salary and compensation on retirement plans and other benefits, and other factors as mentioned above in the same manner as for any other executive. The Committee reviews and approves the CEO's salary, incentive plan payment (consistent with the terms of the plan as described below) and long-term incentive awards each year.

        During 2006, the Compensation Committee also relied substantially on the compensation information provided by the law firm of Vedder, Price, Kaufman & Kammholz, P.C., as well as the advice and counsel of the executive search firm of Heidrick & Struggles International, Inc. in order to establish the compensation package necessary to attract the services of Mr. Evans as the Company's new CEO. The Committee reviewed pay levels for chief executive officers at 52 public companies, including base salary, paid bonuses, long-term incentive grant values, and all other reported compensation. These 52 companies included all of the companies in the Standard Industrial Classification (SIC) Codes 3990 (Miscellaneous

Manufacturing Industries), 7011 (Hotels and Motels), 7812 (Motion Picture and Video Tape Production), 7900 (Amusement and Recreation Services), 7948 (Racing, Including Track Operation) and 7990 (Miscellaneous Amusement and Recreation) with annual revenues less than $2.5 billion.

Components of Compensation

        During 2006, the Company used multiple components to provide an overall compensation and benefits package in order to attract and retain the needed level of executive talent for the organization.

Base Salary

        The Compensation Committee's philosophy is that base salaries should meet the objectives of attracting and retaining the executive talent needed to manage the business. Therefore, the Committee seeks to target base pay levels for executives in general at or slightly below the 50th percentile of market survey data, although each individual executive may have a base salary above or below this target level. Actual salaries reflect the specific job responsibilities of each executive, as well as salary increases over time which reflect individual performance, experience, and skills, among other factors as discussed above. The Committee believes that base salaries currently approximate the market median overall for executive officers.

        Base salary adjustments can affect the value of other compensation and benefit elements. A higher base salary will result in a higher annual incentive, assuming the same level of achievement against goals. Base salaries also affect the level of pension benefits for Mr. Meeker, the only executive who participates in the Company's Supplemental Benefit Plan, as described in more detail below.

Annual Incentive Plan

        The Company's annual Incentive Compensation Plan ("ICP") provides an opportunity for the executive officers and other management employees to earn an annual cash incentive based on Company and Unit financial performance relative to business plans and achievement against individual performance objectives. The objective of this plan is to provide executives with the opportunity to earn cash compensation linked to the short-term business performance of the Company as well as to reward the executives for accomplishment of strategic initiatives that will have an impact on building the Company over the long-term. The ICP is also designed to meet the Company's need to provide a competitive compensation opportunity that will help attract and retain qualified executives.

        Under the ICP, executive officers and other participants have a target incentive opportunity defined as a percent of base salary. For executive officers, these target percentages are determined by the Compensation Committee early in the year based on market pay levels, internal pay equity considerations, and the desired risk-reward profile for the executive. The Committee believes that the target incentive opportunities under the ICP are generally competitive with typical market practices. The actual ICP award for each officer, including the named executive officers, can range from zero to a maximum of 200 percent of the officer's target incentive opportunity, as determined at the end of the year based on performance.

        During 2006, the target annual incentive opportunity assigned to the CEO and the other named executive officers were as follows:

Executive	Target Incentive as a Percent of Salary
Thomas H. Meeker Former President, Chief Executive Officer and Director	100%
Robert L. Evans President, Chief Executive Officer and Director	n/a
William C. Carstanjen Executive Vice President and Chief Development Officer	60%
Michael E. Miller Former Executive Vice President and Chief Financial Officer	60%
Andrew G. Skehan Former Executive Vice President and Chief Operating Officer	60%
Steven P. Sexton President, Churchill Downs Racetrack & Ellis Park Race Course	40%
C. Kenneth Dunn President, Calder Race Course	40%

        During 2006, Mr. Evans was not eligible for an annual incentive payment due to his short tenure with the Company.

        In addition to his ICP target, the Committee also approved a special award opportunity of $200,000 for Mr. Meeker during 2006. This award was paid following the expiration of his employment agreement on March 13, 2007. The purpose of this additional award was to ensure a smooth transition of leadership, as well as to recognize Mr. Meeker for his more than 20 years of service to the Company.

        At its meeting in March 2006, the Compensation Committee established certain objective performance goals pursuant to which the CEO and named executive officers could receive an annual incentive award for fiscal year 2006 under the ICP if the performance goals applicable to each executive were achieved. The performance goals set by the Committee included the attainment of a pre-tax income target for the Company (the "Company Objective"), profit or spending goals specific to each executive's business unit or department (the "Unit Objectives"), and certain additional objective individual performance goals for each of the executive officers ("Individual Objectives").

        For 2006, Unit Objectives were measured as Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") contribution goals for each unit or department. The Individual Objectives established for 2006 were objective performance goals which varied by executive related to the Company's property, its asset utilization strategy, the development of its business, the character of its operations and product offerings, the development of strategic management positions, and a management succession plan. Each of these factors was assigned a specific weight which varied for each executive, and the total incentive payout at year end was based on a weighted average of performance on each factor.

        Each executive's performance objectives, goals, and weights for each factor are established at the recommendation of the CEO early in each year based on the Company's business plans and key strategic priorities. These objectives are then reviewed and approved by the Committee for each of the executive officers. The specific weight assigned to each performance factor for each of the named executive officers for 2006 were as follows:

Executive	Company Objective Weight	Unit Objectives Weight	Individual Objectives Weight
Thomas H. Meeker	35%	-0-	65%
William C. Carstanjen	40%	10%	50%
Michael E. Miller	50%	10%	40%
Andrew G. Skehan	50%	10%	40%
Steven P. Sexton	20%	50%	30%
C. Kenneth Dunn	20%	50%	30%

        The Committee placed a lesser weight on the achievement of Company Objectives and Unit Objectives for Mr. Meeker and Mr. Carstanjen as compared to the other named executive officers and a greater weight on their Individual Objectives, which included certain critical long-term strategic initiatives for the Company that the Committee believed should receive significant emphasis. The Company Objectives for Mr. Sexton and Mr. Dunn were weighted 20% to reflect a more significant emphasis placed on each of their Unit Objectives (weighted at 50%) given their roles as presidents of specific racing operations.

        For 2006, the target pre-tax earnings goal under the ICP was $27.2 million, which was equal to the Company's business plan for the year. The Committee established a threshold performance objective equal to 90% of this performance goal, which would result in a payout equal to 50% of each executive's incentive target multiplied by the weight for this factor, and a maximum performance objective equal to 110% of this goal, which would result in a payout equal to 200% of the incentive target multiplied by the weight for this factor. Zero incentive is paid for any of the performance factors if pre-tax earnings are below threshold. The Company's actual pretax profit performance during 2006 was $49.6 million, resulting in an award factor of 180% for the Company Objective.

        The specific Unit Objectives for each officer reflect detailed information about the Company's budgets and cost structure. The Individual Objectives are tied to specific strategic initiatives of the Company and key organizational development and improvement areas. The Compensation Committee has determined the specific details of these Unit Objectives and Individual Objectives to be confidential business information, the disclosure of which would adversely affect the Company and its business. The Committee believes that the overall objectives established for each officer represent a meaningful improvement for the Company and therefore are relatively difficult to attain. This judgment is based on the Committee's understanding of the businesses operations, its past experience with the Company's goal-setting process, and the relationships between these performance goals and the overall Company Objectives.

        The Committee retains the discretion to adjust the evaluation of performance goals at year end as needed to reflect unexpected business conditions and unusual events.

        The results for each executive during 2006 are reflected in the Summary Compensation Table in the column labeled "Non-Equity Incentive Plan Compenation."

Long-Term Incentives

        The objective of the Company's long-term incentives is to align the interests of executives with the interests of shareholders through the grant of equity-based awards. In addition, the long-term incentive program is designed to meet the Compensation Committee's objectives of attracting and retaining executive talent by providing a competitive award opportunity with vesting over a three- to five-year period.

        The grant date for equity compensation awards is the date of the Committee approval or a later date as set by the Committee. Grants for new hires or promotions are approved by the Committee at the next regularly scheduled Committee meeting following the hire or promotion date or in a special meeting, as needed. The grant date for new hire or promotional grants is the date of such approval or such later date as the Committee determines. The Company does not time grants to coordinate with the release of material non-public information.

        To facilitate the administration of the program, the Committee delegates to the CEO the authority to grant long-term incentive awards to employees who are not executive officers. For 2006, the delegated authority included 5,000 shares approved at the June 2006 meeting.

        Except for Mr. Evans, none of the other named executive officers received any long-term incentive grants during 2006.

        Grants to Mr. Evans.    The objectives of the grants to Mr. Evans were to attract and retain his services as CEO and provide a highly attractive upside opportunity for delivering superior results for the Company's shareholders. The specific mix of grants for Mr. Evans were the result of direct negotiations upon his hire, as well as the Committee's desired high-risk, high-reward profile for the compensation of Mr. Evans.

        The Committee granted to Mr. Evans:

  •
  65,000 restricted stock units, which represent the value of one share of the Company's Common Stock. The units vest quarterly over a five-year period. Upon Mr. Evans' termination of employment with the Company, if such termination occurs after the vesting period, Mr. Evans will receive one share of stock for each vested restricted stock unit and will be eligible to receive a cash payment equal to the value of any cash dividends declared, plus interest, during the period between the date of vesting and the date of payment for any stock unit that has vested.

  •
  Subject to shareholder approval, 65,000 shares of restricted stock, which vest in equal quarterly installments over a five-year period beginning August 14, 2006. In addition, the share price for the Company's Common Stock must reach certain stock prices for a specified period of consecutive trading days before vesting can occur. This requirement was met during 2006.

  •
  Subject to shareholder approval, 90,000 shares of restricted stock, which are performance-based, vesting in 25% increments upon the Company's share price reaching certain levels over a specified period of consecutive trading days. These share prices represent a substantial premium over the share price on the date of the agreement, which the Committee believes represents a significant performance hurdle. These shares have no other vesting conditions and will be forfeited (subject to certain change in control conditions) if the share price hurdles are not achieved prior to termination of Mr. Evans' employment.

  •
  Subject to shareholder approval, options to purchase 130,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. The stock options granted to

    Mr. Evans vest ratably each quarter over a three-year period beginning August 14, 2006. Each option has a six-year term.

        All of the equity incentives awarded to Mr. Evans are detailed in his employment agreement and the respective award agreements, each dated July 18, 2006. With the exception of the restricted stock units, these awards were granted contingent upon shareholder approval.

Retirement and Deferred Compensation Benefits

        401(k) Overview.    The Company maintains a 401(k) Retirement Plan, a profit sharing plan which is intended to be a qualified retirement plan under Section 401(a) of the Internal Revenue Code. The 401(k) Retirement Plan allows substantially all employees who meet the eligibility requirements to become participants. Participants may make salary deferral contributions pursuant to Section 401(k) of the Internal Revenue Code up to limits prescribed by the plan and the Internal Revenue Code. The Company makes matching contributions with respect to such salary deferrals at a rate of 100% on the first 3% of compensation deferred and 50% on deferrals in excess of 3% of compensation but no more than 5% of compensation. Salary deferral contributions and matching contributions are fully vested at all times. Participants are allowed to direct investment of their accounts under the 401(k) Retirement Plan into as many as 13 investment options. All assets of the 401(k) Retirement Plan are held in a trust which is intended to be qualified under Section 501 of the Internal Revenue Code.

        Supplemental Benefit Plan.    The Company maintains a supplemental executive retirement program ("SERP") in which Mr. Meeker is the only participant. The Committee believes that pension benefits were an appropriate and typical component of total remuneration for executives at the time that Mr. Meeker was hired to become chief executive officer in 1984, and the SERP was created at the time of his original employment agreement with the Company. The Company does not believe that executive pensions remain a typical component of total compensation for the companies with which it competes for talent and the Committee does not intend to provide SERP benefits to future executives of the Company.

        The SERP plan for Mr. Meeker provides for an ongoing retirement income, upon retirement after age 65, of 55% of his highest annual salary and incentive bonus paid in his final three years of employment with the Company (less certain deductions for social security and other company provided benefits, as defined in the SERP). Mr. Meeker's employment agreement, as amended on July 18, 2006, provides for a continuation of service credits through October 1, 2007, past his 64th birthday, if he is terminated for any reason other than cause, including termination at the expiration of his agreement with the Company.

        Deferred Compensation Plan.    The Company also maintains a Deferred Compensation Plan for select executives. The purpose of the plan is to provide eligible executives of the Company an opportunity to defer to a future date the receipt of base and bonus compensation for services and to receive matching contributions in similar fashion as provided by the Company's 401(k) Retirement Plan for any salary deferred beyond the limits imposed by the IRS for that plan. The Committee believes that a Deferred Compensation Plan is a normal and typical benefit for executives at companies similar to the Company and is necessary to attract and retain executive talent.

        For purposes of determining earnings under the Deferred Compensation Plan, various hypothetical investment alternatives are selected by the Committee in its discretion. The Deferred Compensation Plan allows, but does not require, the Committee to receive input from participants regarding such investment vehicles or assets. The current hypothetical investments selected by the Committee include 33 investment return options for determining the rate of return to be credited on participant deferrals. Participants are allowed to choose among these investment return options in order to direct the hypothetical investments used to determine earnings under the Plan.

        Life insurance contracts have been purchased by the Company to provide some or all of the benefits under the Deferred Compensation Plan. Other details regarding the Deferred Compensation Plan can be found in the Nonqualified Deferred Compensation Table and the accompanying narrative below.

        Perquisites and Other benefits.    The Company's other benefits and perquisites for named executive officers include:

  •
  For all of the named executive officers: payment of premiums on term life insurance and a supplemental long-term disability income plan

  •
  For Mr. Meeker: additional life insurance beyond the executive life insurance for all executives; paid dues for one country club and all professional or business associations to which he belongs; reimbursement of travel expenses for his spouse when she travels with him on company business

  •
  For Mr. Evans: Company provided transportation service plus a gross up for any taxes attributable to such service; reimbursement of travel expenses for his spouse when she travels with him on company business

  •
  For Messrs. Carstanjen, Dunn, Miller and Skehan: automobile allowance; paid dues for one country club; reimbursement of spouse's travel expenses for travel with him on company business once per year

The Committee believes that these benefits are reasonable and consistent with the objectives of attracting and retaining executive talent.

        In addition to the above, Mr. Meeker received in connection with his resignation as chief executive officer and as a member of the Board:

  •
  Company paid lease on office space for 24 months from August 14, 2006, not to exceed $1,200 per month

  •
  Ownership of the Company's furniture and equipment located in his office at the Company's headquarters prior to his resignation

  •
  Lifetime membership for himself and his wife at the Churchill Downs Racetrack's Turf Club

  •
  Two VIP parking passes on the days of the running of the Kentucky Oaks and Kentucky Derby every year for his and his wife's life

Supplementary Compensation Policies

        The Company uses several additional policies to ensure that the overall compensation structure is aligned with shareholder interests and competitive with market practices. Specific policies include:

        Employment Agreements.    The Company has entered into employment agreements with Mr. Evans, Mr. Meeker and Mr. Carstanjen that include certain severance benefits upon termination or a change in control of the Company. The Committee believes that such agreements support the goals of attracting and retaining qualified executives by clarifying the terms of employment and reducing the risks to the executive in situations where the executive believes that the Company may undergo a merger or be acquired. In addition, the Committee believes that such agreements align the interests of executives with the interests of shareholders if a qualified offer to acquire the Company is made, in that each of the executives would likely be aware of or involved in any such negotiation and it is to the benefit of shareholders to have the executives negotiating in the best interests of the Company without regard to their personal financial interests.

        Severance Benefits.    The employment agreements provide for the following principle severance provisions upon termination by the Company without cause or by the executive upon constructive termination or for good reason (as defined in each agreement):

        Mr. Meeker.    One year's base salary; a pro-rated bonus for the year in which termination occurs; the greater of his target bonus or the highest annual bonus received in the last three years; acceleration of vesting on any outstanding stock option or restricted stock grants; assignment of the company paid life insurance policy to Mr. Meeker; continued participation in the Company's health and welfare benefits for one year; and credit for employment service through October 1, 2007. Mr. Meeker will also receive these severance benefits as a retention bonus if he remains employed by the Company through the expiration of his employment agreement on March 13, 2007.

        Mr. Evans.    Base salary, continued vesting of equity incentives, and health and welfare benefits, each through the end of the calendar quarter in which the termination occurs.

        Mr. Carstanjen.    Base salary for 24 months; pro rata annual bonus for the year in which the termination occurs, at a minimum of the target level; accelerated vesting of any restricted stock; and health and welfare benefits for six months following the termination.

        See "Potential Payments Upon Termination or Change of Control—Termination Agreements" for a description of certain agreements made with Mr. Skehan and Mr. Miller upon their departure from the Company.

        Change in Control Benefits.    The employment agreement for Mr. Evans also provides for the following change in control provisions. Upon a change in control, as defined in his agreement, immediate vesting of 50% of any unvested equity grants made as part of his initial employment agreement. If Mr. Evans is terminated within two years following a change in control, he will receive severance as above, the vesting on the remaining unvested equity from his initial grant will be accelerated, and the Company will provide full tax gross-up payments on any Parachute Payments.

Exchange Act Rule 10b5-1 Plans

        The Company's policy permits executive officers in possession of material non-public information to transact in the Company's securities regardless of their awareness of inside information if the transaction is made pursuant to a pre-arranged trading plan that was entered into when the individual was not in possession of material non-public information. Company policy requires trading plans to be written and to specify the amount of, date on, and price at which the Company's securities are to be traded or establish a formula for determining such items. Trading plans must be pre-approved by the Company and may not be adopted during blackout periods or when the officer is in possession of material non-public information about the Company.

Other Material Tax and Accounting Implications

        Section 162(m) of the Internal Revenue Code limits the deductibility of certain executive compensation in excess of $1 million that is not considered "performance based" as defined by the Code. The Company has structured the annual incentive compensation paid under the ICP and the equity grants to be made to Mr. Evans in order to qualify for this deduction. The Company seeks to maximize the tax deductibility of compensation paid to its executives wherever possible, but the Committee believes that it is important to maintain compensation programs that are competitive and motivate executives irrespective of the deductibility of such payments under the Internal Revenue Code.

Summary Compensation Table(1)

        The following table provides information regarding compensation earned by each individual who served as our Chief Executive Officer in 2006, our Chief Financial Officer in 2006, the three other executive officers employed at the end of 2006 who were most highly compensated for 2006, and one former executive for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at December 31, 2006 (sometimes referred to in this proxy statement as the "named executive officers").

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(5)(6)	Option Awards ($)(5)(7)	Non-Equity Incentive Plan Compensation(8)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(9)	All Other Compensation ($)(10)	Total ($)
Robert L. Evans, President and Chief Executive Officer(2)	2006	$155,769	$176,280	-0-	-0-	-0-	$2,107	$334,156
Thomas H. Meeker, Former President and Chief Executive Officer(2)	2006	$500,580	$677,561	-0-	$500,580	-0-	$43,497	$1,722,218
Michael E. Miller, Former Executive Vice President and Chief Financial Officer(3)	2006	$279,738	$71,456	-0-	$192,144	-0-	$26,286	$569,624
William C. Carstanjen, Executive Vice President and Chief Development Officer	2006	$320,000	$87,890	-0-	$247,680	-0-	$76,867	$732,437
C. Kenneth Dunn, President, Calder Race Course	2006	$251,522	$42,660	-0-	$98,578	-0-	$29,184	$421,944
Steven P. Sexton, President, Churchill Downs Racetrack and Ellis Park Race Course	2006	$273,182	$44,230	-0-	$159,833	-0-	$26,198	$503,443
Andrew G. Skehan, Former Executive Vice President and Chief Operating Officer(4)	2006	$300,000	$74,992	-0-	-0-	-0-	$828,617	$1,203,609

(1)
No bonus was paid to a named executive officer except as part of a non-equity incentive plan.

(2)
Effective August 14, 2006, Mr. Meeker resigned from his position as President and Chief Executive Officer of the Company. Concurrent with receipt of Mr. Meeker's resignation, the Board named Mr. Evans as the new President and Chief Executive Officer of the Company.

(3)
Mr. Miller left his position as Executive Vice President and Chief Financial Officer of the Company on January 26, 2007.

(4)
Mr. Skehan ceased his position as Executive Vice President and Chief Operating officer of the Company on December 29, 2006.

(5)
A discussion of the assumptions used in calculating these values may be found in Note14 to our 2006 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(6)
Stock awards consist entirely of service-based restricted stock under our 2004 Restricted Stock Plan and service-based restricted stock units issued to Mr. Evans pursuant to a restricted stock units agreement. For the number of shares of service based restricted stock awarded in 2006, see the Grants of Plan-Based Awards Table. Does not include 155,000 restricted shares granted to Mr. Evans in August 2006, subject to shareholder approval. See the Grants of Plan-Based Awards table on page    .

(7)
Does not include options to purchase 130,000 shares of Common Stock granted to Mr. Evans in August 2006, subject to shareholder approval. For options awarded in 2006, see the Grants of Plan-Based Awards table on page    .

(8)
Payment for 2006 performance made in March 2007 under the Churchill Downs Incorporated 1997 Incentive Compensation Plan. Mr. Skehan did not receive an ICP award for 2006 due to his departure from the Company in December 2006.

(9)
Mr. Meeker is a participant in the Churchill Downs Incorporated Supplemental Benefit Plan. The change in pension value for Mr. Meeker from December 31, 2005 to December 31, 2006 was $(191,676). No named executive officer received preferential or above-market earnings on deferred compensation.

(10)
The table below shows the components of this column, which include the Company match for each individual's defined contribution plan contributions, executive life insurance premiums, and perquisites. Perquisites include automobile allowance, country club dues, spouse transportation to certain Company events and $66,067 of relocation expenses paid to Mr. Carstanjen.

Name	Company Contributions Under Defined Contribution Plans	Life Insurance Premiums (a)	Payments/ Accruals on Termination (b)	Perquisites	Total All Other Compensation
Robert L. Evans	$-0-	$1,457	$-0-	$325	$2,107
Thomas H. Meeker	$27,992	$9,156	$-0-	$6,349	$43,497
Michael E. Miller	$8,752	$2,240	$-0-	$15,294	$26,286
William C. Carstanjen	$-0-	$514	$-0-	$76,867	$77,381
C. Kenneth Dunn	$12,402	$2,795	$-0-	$13,987	$29,184
Steven P. Sexton	$11,996	$993	$-0-	$13,209	$26,198
Andrew G. Skehan	$24,836	$501	$788,591	$14,689	$828,617

  (a)
  Except for Mr. Meeker, the named executive officers receive group life coverage equal to two times base salary with a $1 million maximum, whereas other employees receive coverage of three times base salary with a $300,000 maximum. Mr. Meeker received a group life policy equal to two times base salary with no maximum and an individual $250,000 policy. The amounts in this column are the premiums for the executive officers' coverage.

  (b)
  This reflects the cash payment made to Mr. Skehan pursuant to the severance agreement entered into in connection with the termination of his employment.

Grants of Plan-Based Awards
For Fiscal Year Ended December 31, 2006

        The grants in the following table are generally described in the Compensation Discussion and Analysis, beginning on page 30.

					All Other Stock Awards: Number of Shares of Stock or Units		All Other Option Awards: Number of Securities Underlying Options
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)							Exercise Price or Base Price of Option Awards
										Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)
Robert L. Evans	7/18/06	-0-	-0-	-0-	220,000	(2)	130,000	(3)	$36.16	$176,280	(4)
Thomas H. Meeker	-0-	$250,290	$500,580	$1,001,160	-0-		-0-		-0-	-0-
Michael E. Miller	-0-	84,600	169,200	338,400	-0-		-0-		-0-	-0-
William C. Carstanjen	-0-	96,000	192,000	384,000	-0-		-0-		-0-	-0-
C. Kenneth Dunn	-0-	49,678	99,356	198,712	-0-		-0-		-0-	-0-
Steven P. Sexton	-0-	54,636	109,273	218,546	-0-		-0-		-0-	-0-
Andrew G. Skehan	-0-	90,000	180,000	360,000	-0-		-0-		-0-	-0-

(1)
Includes annual incentive bonus opportunities under the Churchill Downs Incorporated 1997 Incentive Compensation Plan for each of the named executive officers awarded. See "Compensation Discussion and Analysis" beginning on page 30. Actual bonus payments for the fiscal year reported are also listed in column (g) of the Summary Compensation Table on page 39.

(2)
The shares consist of 155,000 service based and performance based restricted shares granted to Mr. Evans pursuant to Mr. Evans pursuant to his employment agreement subject to shareholder approval, and 65,000 restricted share units granted to Mr. Evans pursuant to his employment agreement.

(3)
The options consist of non-qualified options granted to Mr. Evans under his employment agreement subject to shareholder approval, with an exercise price equal to the closing price for the underlying shares on the grant date.

(4)
Represents the grant date fair value of 65,000 restricted share units.

Outstanding Equity Awards at Fiscal Year-End
For Fiscal Year Ended December 31, 2006

		Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5)(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(5)
Robert L. Evans	-0-	130,000	(1)		$36.16	08/14/12	145,250	(2)	$6,207,985	90,000	$3,846,600
Thomas H. Meeker	11,370 3,076 23,344 3,603 2,781	-0-		$ $ $ $ $	21.50 32.50 22.63 27.75 35.95	11/19/07 11/17/08 11/16/09 11/14/10 06/19/12	-0-		-0-	-0-	-0-
Michael E. Miller	-0-	-0-			-0-	-0-	9,109	(3)	$389,319	-0-	-0-
William C. Carstanjen	-0-	-0-			-0-	-0-	11,000	(3)	$470,140	-0-	-0-
C. Kenneth Dunn	1,368 8,567	-0-		$ $	35.95 38.92	06/19/12 11/12/12	5,480	(3)	$234,215	-0-	-0-
Steven P. Sexton	8,000 10,618 1,589 9,950	-0-		$ $ $	31.05 27.23 35.95 38.92	05/05/11 11/13/11 06/19/12 11/12/12	5,757	(3)	-0-	-0-	-0-
Andrew G. Skehan	-0-	-0-			-0-	-0-	-0-		-0-	-0-	-0-

(1)
Includes options granted to Mr. Evans on August 14, 2006 pursuant to his employment agreement as described beginning on page    . Mr. Evans' unvested option will become exercisable with respect to 10,833 shares per quarter over the next three years.

(2)
Includes 60,125 restricted stock units granted to Mr. Evans on July 18, 2006 pursuant to his employment agreement as described beginning on page    . Mr. Evans' remaining unvested award will vest quarterly over a five (5) year period. Upon vesting, the units will be distributed in shares of Common Stock. The units do not have voting or dividend rights prior to vesting. Also includes 85,125 shares of restricted stock which vest in equal quarterly installments over a five year period beginning August 14, 2006.

(3)
Includes service based restricted stock award under our 2004 Restricted Stock Plan that will become vested upon expiration of a five year restriction period commencing on the date of grant.

(4)
Based on the closing price of our Common Stock on the Nasdaq Global Market at December 29, 2006 of $42.74 per share.

(5)
Also includes 90,000 shares of restricted stock awarded to Mr. Evans on July 18, 2006 pursuant to his employment agreement that will vest in 25% increments upon the Company's share price reaching certain levels over twenty consecutive trading days.

Option Exercises and Stock Vested
For Fiscal Year Ended December 31, 2006

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(2)
Robert L. Evans	-0-	-0-	9,750	414,506
Thomas H. Meeker	203,089	$3,101,367	-0-	-0-
Michael E. Miller	25,317	$284,944	-0-	-0-
William C. Carstanjen	-0-	-0-	-0-	-0-
C. Kenneth Dunn	-0-	-0-	-0-	-0-
Steven P. Sexton	-0-	-0-	-0-	-0-
Andrew G. Skehan	-0-	-0-	-0-	-0-

(1)
Amounts reflect the difference between the exercise price of the option and the market price at the time of exercise.

(2)
Amounts reflect the market value of the stock on the day the stock vested.

Pension Benefits

Name	Number of Years Credited Service(#)	Present Value of Accumulated Benefit($)	Payments During Last Fiscal Year($)
Robert L. Evans	-0-	-0-	-0-
Thomas H. Meeker		$5,799,410	-0-
Michael E. Miller	-0-	-0-	-0-
William C. Carstanjen	-0-	-0-	-0-
C. Kenneth Dunn	-0-	-0-	-0-
Steven P. Sexton	-0-	-0-	-0-
Andrew G. Skehan	-0-	-0-	-0-

        The Company maintains a Supplemental Benefit Plan in which Mr. Meeker is currently the only participant. The Plan provides that if a participant remains in the employ of the Company until age 55 or becomes totally and permanently disabled, the participant will be paid a monthly benefit equal to 45% of the "highest average monthly earnings," as defined in the Plan, prior to the time of disability or age 55, reduced by certain other benefits as set forth in the Plan. Benefits commence at retirement on or after attainment of age 55, and continue as a 50% joint and survivor annuity. The benefit payable under the Plan is increased by 1% for each year Mr. Meeker remains in the employment of the Company after age 55, to a maximum benefit of 55% of the highest average monthly earnings at age 65. The Plan further provides that the monthly benefit will be reduced by [a] 50% of the primary insurance amount under social security payable to a participant determined as of the later of the participant's retirement date or attainment of age 62; and [b] 100% of the participant's monthly benefit calculated in the form of a 50% joint and survivor annuity under the Company's terminated Pension Plan. The estimated annual benefit payable after age 62 to Mr. Meeker under the Plan is $476,518. This estimate is based upon the following assumptions: (a) Mr. Meeker's actual Profit Sharing Plan balance as of December 31, 2006; (b) Mr. Meeker's salary as of December 31, 2006, and (c) the projected Social Security offset as of December 31, 2006.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year($)(1)	Registrant Contributions in Last Fiscal Year($)(2)	Aggregate Earnings in Last Fiscal Year($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last Fiscal Year End($)(3)
Robert L. Evans	-0-	-0-	-0-	-0-	-0-
Thomas H. Meeker	$111,412	$16,173	$59,011	-0-	$790,910
Michael E. Miller	$21,152	-0-	$7,651	-0-	$130,373
William C. Carstanjen	-0-	-0-	-0-	-0-	-0-
C. Kenneth Dunn	$26,797	$1,338	$38,684	-0-	$319,589
Steven P. Sexton	$42,056	$7,145	$54,122	-0-	$249,773
Andrew G. Skehan	$27,785	$7,651	$35,002	-0-	$444,247

(1)
The amounts in this column are also included in the Summary Compensation Table on page 39, in the salary column or the non-equity incentive plan compensation column.

(2)
The amounts in this column are also included in the Summary Compensation Table on page 39, in the all other compensation column as a part of the defined contribution plan match.

(3)
Of the totals in this column, the following totals have previously been reported in the Summary Compensation Table for this year and for previous years:

Name	2006($)	Previous Years($)	Total
Robert L. Evans	-0-	-0-	-0-
Thomas H. Meeker	$127,585	$342,581	$470,166
Michael E. Miller	$21,152	$63,200	$84,352
William C. Carstanjen	-0-	-0-	-0-
C. Kenneth Dunn	$28,135	-0-	$28,135
Steven P. Sexton	$49,201	$116,911	$166,112
Andrew G. Skehan	$35,436	$168,127	$203,563

        The Nonqualified Deferred Compensation table above shows information about the Company's deferred compensation plan. Executive officers and other executives may defer receipt of all or part of their cash compensation under this plan. The plan is administered in the same manner as the Company's 401(k) plan, with the same participation and investment elections. The plan is unfunded and subject to forfeiture in the event of bankruptcy.

Potential Payments Upon Termination or Change of Control

        The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to the named executive officers of the Company in the event of a termination of employment or a change in control of the Company. The amount of compensation payable as of December 31, 2006 to each named executive officer in each situation is listed in the table below.

Name	Cash Severance Payment	Continuation of Medical/ Welfare Benefits (present value)	Acceleration and Continuation of Equity Awards(1)	Excise Tax Gross-up	Total Benefits
Robert L. Evans
Involuntary termination		-0-
Involuntary or good reason termination after change in control		-0-	$2,174,120
Thomas H. Meeker(2)
Involuntary termination
Involuntary or good reason termination after change in control			$169,390
Michael E. Miller
Involuntary termination		-0-		-0-
Involuntary or good reason termination after change in control		-0-	$239,543	-0-
William C. Carstanjen
Involuntary termination		-0-
Involuntary or good reason termination after change in control		-0-	$172.827
C. Kenneth Dunn
Involuntary termination		-0-		-0-
Involuntary or good reason termination after change in control		-0-	$144,322	-0-
Steven P. Sexton
Involuntary termination		-0-		-0-
Involuntary or good reason termination after change in control		-0-	$151,808	-0-
Andrew G. Skehan
Termination	$788,590	-0-	-0-	-0-	$803,771

(1)
Unamortized expense as of December 31, 2006.

(2)
See Executive Compensation—Pension Benefits for a description of certain amounts payable to Mr. Meeker pursuant to the Company's Supplemental Benefit Plan.

        Employment Agreements.    On July 18, 2006, we entered into an employment agreement with Robert L. Evans, who replaced Thomas H. Meeker as President and Chief Executive Officer of the Company, effective August 14, 2006. The employment agreement has an initial term of employment for three years, with automatic one-year extensions (unless either party provides a written notice not to extend the term of employment at least 90 days prior to the then-current expiration date). The employment agreement provides for earlier termination under certain circumstances.

        The employment agreement provides for an annual base salary of $450,000, with reviews for potential increase at the discretion of the Board. Mr. Evans will be first eligible to participate in the Company's annual performance bonus plan for the performance period commencing January 1, 2007, with his initial target bonus opportunity for such period to be 75% of his base salary.

        The employment agreement further provides that Mr. Evans will receive the following equity-based awards: (i) 65,000 restricted stock units representing shares of the Company's Common Stock, vesting quarterly over five (5) years, with Mr. Evans entitled to receive the shares underlying the units (along with a cash payment equal to accumulated dividend equivalents beginning with the lapse of forfeiture, plus interest at a 3% annual rate) six (6) months after termination of employment; (ii) subject to shareholder approval, 90,000 restricted shares of the Company's Common Stock, with vesting contingent upon the Company's Common Stock reaching certain closing prices on Nasdaq for a specified number of consecutive trading days; (iii) subject to shareholder approval, 65,000 restricted shares of the Company's Common Stock, vesting quarterly over five (5) years, and contingent upon the Company's Common Stock reaching a certain closing price on Nasdaq for a specified number of consecutive trading days; and (iv) subject to shareholder approval, a stock option, vesting quarterly over three (3) years, to purchase an aggregate of 130,000 shares of the Company's Common Stock, with an exercise price equal to the fair market value of a share of the Company's Common Stock on the date of grant.

        In the event of a "change in control," as defined in the employment agreement, during Mr. Evans' employment with the Company, he shall receive accelerated vesting of: (i) fifty percent (50%) of the then unvested restricted stock units granted pursuant to the employment agreement; (ii) fifty percent (50%) of the then unvested restricted shares granted pursuant to the employment agreement; and (iii) fifty percent (50%) of the then unvested stock options granted pursuant to the employment agreement. The restricted stock units, restricted shares and stock options that are subject to this accelerated vesting shall be taken pro rata from each then unvested tranche of the applicable award, and the remaining portion of each tranche shall vest according to the original terms of the applicable award agreement.

        Under the employment agreement, Mr. Evans is: (i) eligible to participate in any annual or long-term cash or equity-based incentive plan or other arrangements of the Company, as exist from time to time; (ii) provided the opportunity to participate in the Company's qualified 401(k) profit-sharing plan and non-qualified deferred compensation plan; and (iii) entitled to participation in the Company's employee benefit plans, programs and arrangements, and perquisite programs and arrangements, if any, on the same basis as generally provided to other similarly situated executives of the Company. In addition, Mr. Evans receives a ground transportation benefit as well as reimbursement of his attorney fees related to his entering into the employment agreement.

        If Mr. Evans' employment is terminated by the Company other than for "cause," "disability," or death, or if he resigns for "good reason" (as each term is defined in the employment agreement), then Mr. Evans is entitled to the following: (i) salary continuation through the end of the calendar quarter in which termination of employment occurs; (ii) treatment of all equity-based awards per the terms of the applicable plan or agreement; provided, however, that vesting of any equity awards granted pursuant to the employment agreement shall be calculated through the end of the calendar quarter in which termination of employment occurs; and (iii) continuation of medical benefits through the end of the calendar quarter in which termination of employment occurs; provided, however, that such medical benefit shall be reduced or eliminated to the extent Mr. Evans receives similar benefits from a subsequent employer.

        If, during the two-year period following a "change of control," as defined in the employment agreement, Mr. Evans is terminated by the Company other than for "cause," "disability," or death, or if he resigns for "good reason," then Mr. Evans will receive: (i) the same benefits just described above, and (ii) full accelerated vesting of any then unvested equity awards granted pursuant to the employment agreement. In addition, if, following such a termination, Mr. Evans' benefits and payments constitute a parachute payment under Section 280(G)(b)(2) of the Internal Revenue Code, which would subject him to an excise tax under Section 4999 of the Internal Revenue Code, Mr. Evans will be entitled to receive an additional tax gross-up payment from the Company in an amount which, after imposition of all federal, state and local income and excise taxes, is equal to the excise tax on all such payments received by Mr. Evans.

        Under his employment agreement, Mr. Evans is bound by perpetual confidentiality and proprietary information covenants and, during his employment and for a two (2) year period thereafter, is prohibited from competing with the Company, soliciting or hiring its employees, or soliciting the Company's customers or vendors for the purpose of obtaining or receiving the same business as the Company.

        On March 13, 2003, Mr. Meeker entered into an employment agreement with the Company for a three year term as President and Chief Executive Officer, renewing automatically for three year periods unless the Board of Directors determined not to renew the agreement. In 2004, the Board determined not to extend the agreement beyond the then current three year period expiring in 2007. Under the agreement, Mr. Meeker is entitled to a base salary of $450,000 a year, to be adjusted by the Board of Directors at any time, but in no event shall the base salary be reduced below that paid in the preceding year. Mr. Meeker's base salary for 2006 was $500,580. Under the agreement, he is also entitled to participate in the Company's supplemental benefit plan and Company sponsored annual or long-term cash or equity based incentive plans, including the Company's Incentive Compensation Plan, Long Term Incentive Compensation Plan, Deferred Compensation Plan and Restricted Stock Plan, and in the Company's welfare benefit plans, profit sharing plans, health insurance and vacation. Mr. Meeker's compensation includes reimbursement for travel and entertainment expenses (including his wife's travel expenses on the Company's business), provision of an automobile, payment of dues for one country club and any other professional or business associations, and a $250,000 life insurance policy.

        On January 4, 2006, the Company amended and restated Mr. Meeker's employment agreement to clarify that the agreement expired on March 13, 2007, and to make changes to his severance benefits. Under the amended and restated agreement, if Mr. Meeker is terminated without cause, or due to death or disability, or is constructively discharged, the Company is required to pay the following severance benefit: (i) one year of base salary; (ii) pro rated bonus for the year in which termination occurs; (iii) an amount equal to the greater of the target bonus, as defined under the Company's Incentive Compensation Plan, or the highest annual bonus Mr. Meeker received within the last three years; (iv) the balance of any annual or long-term cash incentive awards, if any, earned (but not yet paid) for the year in which termination occurs; (v) the acceleration of any outstanding stock options or restricted stock grants; (vi) continued participation in employee benefits for one year; (vii) assignment of the $250,000 life insurance policy to him; and (viii) the inclusion of the target bonus calculation of Mr. Meeker's Supplemental Benefit Plan benefit and credit for length of service through October 1, 2007. In the event Mr. Meeker remains employed by the Company through the term of his employment agreement, he will receive a retention benefit equal to the severance benefit. The agreement also provided that in the event that Mr. Meeker's severance benefit is delayed in order to avoid imposition of taxes under Section 409A of the Internal Revenue Code, he will receive an additional payment in an amount equal to one-half percent (0.5%) monthly simple interest on the payments delayed.

        On July 18, 2006, Mr. Meeker and the Company entered into an amendment to the amended and restated employment agreement. Pursuant to the amendment, Mr. Meeker agreed to serve in the capacity of management advisor and be available upon the reasonable request of the Company's President and Chief Executive Officer or his designee for advice and assistance regarding strategic and industry-related matters and such other matters as may be requested. Mr. Meeker is further entitled to a 2006 bonus without any pro-ration due to diminished responsibilities. The bonus is calculable in accordance with the terms of the Company's Incentive Compensation Plan. Under the amendment, Mr. Meeker will receive reimbursement for office space for a period of 24 months in an amount not to exceed $1,200 per month. The Company will convey the furniture and equipment in his office to him. Mr. Meeker will also receive a membership for two to Churchill Downs Racetrack's Turf Club as long as he or his wife is alive.

        Effective July 5, 2005, the Company entered into an employment agreement with William C. Carstanjen as Executive Vice President, General Counsel and Chief Development Officer. Under the employment agreement, Mr. Carstanjen is entitled to receive an annual base salary of $320,000, or such higher amount as the Compensation Committee shall from time to time determine, and will be entitled to participate in the Company's Incentive Compensation Plan. Under the employment agreement, Mr. Carstanjen received a grant of 5,500 shares of restricted stock which will vest in five years under the terms of the Company's Restricted Stock Plan and he will receive no less than 5,500 shares of restricted stock as part of the annual long-term incentive awards for key executives. Mr. Carstanjen is entitled to $900 per month automobile allowance, club dues, relocation expenses and participation in all other plans and programs offered to the Company's employees and executives, including without limitation, the Company's Employee Stock Purchase Plan, Deferred Compensation Plan, and disability and group life insurance plans. If Mr. Carstanjen's employment is terminated by the Company without "just cause" or in the event of a "constructive termination", as each term is defined in the employment agreement, then among other things, Mr. Carstanjen is entitled to the following termination benefits: (i) twenty-four months' salary then in effect; (ii) pro rata annual bonus based at a minimum on his target bonus under the Company's Incentive Compensation Plan; (iii) the balance of any long-term or annual cash incentive awards, if any, earned but not yet paid subject to the applicable program; (iv) continuation of employee benefits for six months from the date of termination; and (iv) elimination of the restriction period of any shares of restricted stock issued to him under the Company's Restricted Stock Plan. If such termination would constitute a parachute payment under Section 280G(b)(2) of the Internal Revenue Code which would subject Mr. Carstanjen to an excise tax under Section 4999 of the Internal Revenue Code, he would be entitled to receive an additional gross-up payment to cover the excise tax on all such payments received by him.

        Termination Agreement.    As part of a corporate reorganization plan, Mr. Skehan departed his position as Executive Vice President and Chief Operating Officer of the Company effective December 1, 2006. Pursuant to an Agreement and General Release between the Company and Mr. Skehan, the Company agreed to pay Mr. Skehan: a severance payment of $184,615 plus an additional $25,000 per month, for a total of up to four months, if Mr. Skehan does not obtain other full-time employment by September 1, 2007; monthly COBRA continuage coverage premium for group health and dental insurance through December 31, 2007; outplacement services for up to six months; and other payments of $603,975 based in part on his participation in the Company's Incentive Compensation Plan. Under the agreement, Mr. Skehan is bound by perpetual confidentiality and proprietary information covenants.

        Severance Policy.    Each of the executive officers, including those named in the Summary Compensation Table,other than Mr. Evans, Mr. Meeker or Mr. Carstanjen, is eligible for severance under the Company's Executive Severance Policy established effective November 13, 2003. The Executive Severance Policy provides executives and certain key employees of the Company with severance income while they seek alternative employment if they are involuntarily separated from employment with the Company due to an elimination of their position or duties. "Elimination of their positions or duties" means elimination for lack of work, cost containment, a general reduction in force, or other reasons unrelated to job performance, but excludes, without limitation, termination of employment for cause or otherwise due to job performance or other job-related matters. The amount of severance payable under the Executive Severance Policy is determined in accordance with the executive's position with the Company and his or her length of service with the Company, ranging from two weeks base salary for each year of service with the Company, and a maximum severance of twenty-six weeks base salary in the case of a corporate or unit vice president, to four weeks base salary for each year of service with the Company, and a maximum severance of fifty-two weeks base salary, in the case of an executive vice president. Participants also are provided with outplacement services at the expense of the Company, not to exceed $8,000.

        Accrued Pay and Regular Retirement Benefits.    The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

  •
  Accrued salary and vacation pay.

  •
  Distributions of plan balances under the Company 401(k) plan.

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  The value of accelerated vesting of certain unvested equity grants upon retirement. Under the Company's stock plans, employees who terminate employment while retirement-eligible receive accelerated vesting of unvested stock options and restricted stock.

        Deferred Compensation.    The amounts shown in the table do not include distributions of plan balances under the Company's deferred compensation plan. Those amounts are shown in the Nonqualified Deferred Compensation in 2006 table on page    .

        Death and Disability.    A termination of employment due to death or disability does not entitle the named executive officers to any payments or benefits that are not available to salaried employees generally.

Compensation Committee Interlocks and Insider Participation

        The Company is unaware of any relationships among its officers and directors, which would require disclosure under this caption, except as set forth below under Certain Relationships and Related Transactions.

Certain Relationships and Related Transactions

        The Company has adopted written policies and procedures for identifying and approving or ratifying related party transactions. The policies and procedures cover all related party transactions required to be disclosed under Item 404 (b) of Regulation S-K. The Audit Committee is responsible for applying the policies and procedures. In evaluating related party transactions, the Audit Committee considers all factors it deems appropriate, including, without limiting, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the similar interest of the related party interest in the transaction, and whether products or services of a nature, quantity, or quality are readily available from alternative sources.

        During the past fiscal year, the Company did not engage in any transactions in which any director, officer or 5% shareholder of the Company had any material interest, except as described below.

        Directors of the Company may from time to time own or have interests in horses racing at the Company's tracks. All such races are conducted, as applicable, under the regulations of the Kentucky Horse Racing Authority, the Illinois Racing Board, the Indiana Horse Racing Commission, the Florida Department of Business and Professional Regulation Division of Pari-Mutuel Wagering or the Louisiana State Racing Commission, and no director receives any extra or special benefit with regard to having his or her horses selected to run in races or in connection with the actual running of races.

        In its ordinary course of business, the Company may enter into transactions with certain of its officers and directors for the sale of personal seat licenses and suite accommodations at its racetracks, and tickets for its live racing events. The Company believes that each such transaction has been on terms no less favorable for the Company than could have been obtained in a transaction with a third party and no such person received any extra or special benefit in connection with such transactions.

        On September 8, 2000, Arlington, then a wholly-owned subsidiary of the Company, entered into a lease and option to purchase agreement by which Arlington leases from Duchossois Industries, Inc. approximately 68 acres of real estate adjacent to the racetrack in Arlington Heights, Illinois, for use in Arlington's backside operations. For 2006, Arlington paid $415,235 to Duchossois Industries, Inc. pursuant to the lease and option to purchase agreement.

Independent Public Accountants

        On March 6, 2007, the Company's Audit Committee selected PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent public accountant and auditor for the year ending December 31, 2006. PwC has served as the Company's independent public accountants and auditors since the Company's 1990 fiscal year.

        Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees incurred by the Company for services provided by PwC for the annual audit and for the quarterly reviews of the Company's financial statements, including expenses, (i) for the year ended December 31, 2005, were $770,400, and (ii) for the year ended December 31, 2006, were approximately $820,670, of which an aggregate amount of $745,000 was billed to the Company through December 31,

2006, and an additional amount of $75,670 was billed to the Company through March 1, 2007. Audit fees were incurred for services which include controls-related audit procedures under Sarbanes-Oxley Act Section 404 requirements, consultation on unusual accounting issues and involvement with registration statement filings or similar activities required of outside auditors.

Audit-Related Fees

        During 2005 and 2006, the Company did not incur any fees for assurance and related services performed by PwC that were reasonably related to the performance of the audit or review of the Company's financial statements that are not reported in the preceding section.

Tax Fees

        For professional services rendered by PwC to the Company for tax compliance, tax advice and tax planning ("Tax Fees"), the aggregate fees incurred and billed to the Company (i) in 2005, were $11,090, and (ii) in 2006, such aggregate fees were $73,814, of which $20,700 was billed to the Company by PwC through December 31, 2006 and an additional amount of $53,114 was billed to the Company through March 1, 2007. Services rendered to the Company by PwC in connection with Tax Fees included tax return preparation for a related entity, tax consultation and tax assistance.

All Other Fees

        For all other services provided by PwC to the Company for the use of Comperio, the firm's accounting research software ("Other Fees"), the aggregate fees incurred and billed to the Company (i) in 2005, were $1,500, and (ii) in 2006, such aggregate fees were $1,500, all of which were billed to the Company by PwC through December 31, 2006. The Audit Committee has considered whether the provision of non-audit services to the Company is compatible with maintaining PwC's independence.

        The Audit Committee has adopted a policy of evaluating pre-approval of services provided by the independent auditors on a case-by-case basis. The Audit Committee pre-approved all audit and permissible non-audit services provided by the independent auditors in 2006. These services may include audit services, audit-related services, tax services, and other services.

Churchill Downs Incorporated
Audit Committee Report

        The following is the report of the Company's Audit Committee (the "Committee"), which currently consists of four directors, each of whom has been determined by the Board of Directors (the "Board") to meet the current standards of the Securities and Exchange Commission and the Nasdaq exchange to be considered an "independent director." The Board has also determined that one member, Darrell R. Wells, is an "audit committee financial expert" as defined by the Securities and Exchange Commission.

        The Committee has an Audit Committee Charter (the "Charter"), which was revised and approved by the Board on March 11, 2004. The Committee's actions are determined by this Charter, which includes monitoring and oversight of the financial reporting process, the system of internal controls, the internal audit function, the independent auditors and the Company's procedures for legal and regulatory compliance. The Committee's job is one of oversight and the Committee reviews the work of the Company's management, the internal audit staff and the independent auditors on behalf of the Board.

        Specifically, the Committee:

  •
  Met six times during the year, during which the Committee reviewed and discussed with management and the independent auditors the Company's interim and annual financial statements for 2006. The Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

  •
  Discussed with the independent auditors all matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees) and No. 90 (Audit Committee Communications), which sets forth required communication between independent auditors and audit committees.

  •
  Received the written disclosures and letters from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) regarding their independence, and discussed the auditors' independence and ability to conduct the audit.

  •
  Reviewed and discussed reports from the Company's internal audit department and reports from the Company's legal department.

  •
  Discussed with management and the independent auditors the quality of the Company's internal controls.

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  Reviewed and approved all related party transactions.

  •
  Self-evaluated the effectiveness of the Committee.

  •
  Evaluated the effectiveness of the Company's internal audit function.

  •
  Reviewed and approved the 2006 audit and non-audit services and related fees provided by the independent auditors, PwC. The non-audit services approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the auditor's independence.

  •
  In March 2007, the Committee selected PwC to be reappointed as independent auditors for the calendar year 2007. The Committee also reviewed and pre-approved the 2007 audit fees for services related to the first quarter Form 10-Q review.

        No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

Members of the Audit Committee
Darrell R. Wells, Chairman
Leonard S. Coleman, Jr.
Daniel P. Harrington
Susan E. Packard

Approval of Minutes of 2006 Shareholders' Meeting and Other Matters
(Proposal No. 6)

        The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those specified above, except matters incident to the conduct of the Annual Meeting and the approval by a majority of the shares represented at the Annual Meeting of minutes of the 2006 Annual Meeting which approval does not amount to ratification of actions taken thereat. If, however, any other matters should come before the Annual Meeting on which vote may properly be taken, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their best judgment on such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who beneficially own more than ten percent (10%) of the Company's Common Stock file certain reports with the Securities and Exchange Commission with regard to their beneficial ownership of the Common Stock. The Company is required to disclose in this Proxy Statement any failure to file or late filings of such reports. Based solely on our review of the forms filed with the Securities and Exchange Commission or written representations from certain reporting persons received by us, we believe that our directors, officers and persons who own more than ten percent (10%) of the Company's Common Stock have complied with all applicable filing requirements, except in the following instances: Mr. Fealy filed late one Form 4 reporting a dividend payable in stock and Ms. Packard filed late one Form 4 reporting a purchase of shares in December 2006.

Multiple Shareholders Sharing the Same Address

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        At this time, one or more brokers with accountholders who are Churchill Downs shareholders will be "householding" our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Churchill Downs Incorporated, Attn: Debra A. Wood, 700 Central Avenue, Louisville, Kentucky 40208, or at 502-636-4400. If your broker is not currently householding (i.e., you received multiple copies of the Company's Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Proposals by Shareholders

        Any shareholder proposal that may be included in the Board of Directors' Proxy Statement and Proxy for presentation at the annual meeting of shareholders to be held in 2007 must be received by the Company at 700 Central Avenue, Louisville, Kentucky 40208, Attention of the Secretary, no later than January 2, 2008. Pursuant to the Company's Bylaws, proposals of shareholders intended to be presented at the Company's 2007 annual meeting of shareholders must be received by the Company at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Accordingly, any shareholder proposals intended to be presented at the 2007 annual meeting of shareholders of the Company must be received in writing by the Company at its principal executive offices no later than March 30, 2008, and no sooner than February 29, 2008. Any proposal submitted before or after those dates will be considered untimely, and the

Chairman shall declare that the business is not properly brought before the meeting and such business shall not be transacted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Robert L. Evans President and Chief Executive Officer
Rebecca C. Reed Senior Vice President and Secretary
Louisville, Kentucky May 1, 2007
PLEASE SIGN AND RETURN THE ENCLOSED PROXY OR VOTE BY TELEPHONE OR OVER THE INTERNET IF YOU CANNOT BE PRESENT IN PERSON

Exhibit A

CHURCHILL DOWNS INCORPORATED

2007 OMNIBUS STOCK INCENTIVE PLAN

(Effective June 28, 2007)

CHURCHILL DOWNS INCORPORATED 2007
OMNIBUS STOCK INCENTIVE PLAN

        1.     Purpose. The purpose of the Churchill Downs Incorporated 2007 Omnibus Stock Incentive Plan (the "Plan") is to attract and retain employees and directors for Churchill Downs Incorporated and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

        2.     Definitions. As used in this Plan, the following terms shall be defined as set forth below:

          2.1   "Award" means any Option, Stock Appreciation Right, Restricted Shares, Restricted Share Units, Performance Shares or Performance Units granted under the Plan.

          2.2   "Award Agreement" means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company's books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant.

          2.3   "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right. In no case shall the Base Price be less than the Fair Market Value on the Grant Date of the Freestanding Stock Appreciation Right.

          2.4   "Board" means the Board of Directors of the Company.

          2.5   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          2.6   "Committee" means the committee of the Board described in Section 4.

          2.7   "Company" means Churchill Downs Incorporated, a Kentucky corporation, or any successor corporation.

          2.8   "Deferral Period" means the period of time during which Restricted Share Units are subject to deferral limitations under Section 8.

          2.9   "Employee" means any person, including an officer, employed by the Company or a Subsidiary.

          2.10 "Fair Market Value" means the closing price for the Shares on the Grant Date as reported on the Nasdaq Global Select Market or the principal securities exchange on which the Shares are listed for trading or, if there were no sales on such date, the closing price on the nearest preceding date on which sales occurred, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

          2.11 "Freestanding Stock Appreciation Right" means a Stock Appreciation Right granted pursuant to Section 6 that is not granted in tandem with an Option or similar right.

          2.12 "Grant Date" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

          2.13 "Incentive Stock Option" means any Option that is intended to qualify as an "incentive stock option" under Code Section 422 or any successor provision.

          2.14 "Nonemployee Director" means a member of the Board who is not an Employee.

          2.15 "Nonqualified Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

          2.16 "Option" means any option to purchase Shares granted under Section 5.

          2.17 "Optionee" means the person so designated in an agreement evidencing an outstanding Option.

          2.18 "Option Price" means the purchase price payable upon the exercise of an Option. In no case shall the Option Price be less than the Fair Market Value on the Grant Date of the Option.

          2.19 "Participant" means an Employee or Nonemployee Director who is selected by the Committee to receive benefits under this Plan, provided that only Employees shall be eligible to receive grants of Incentive Stock Options.

          2.20 "Performance Objectives" means the performance objectives established pursuant to this Plan for Participants who have received Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be limited to specified levels of or increases in the Company's or Subsidiary's return on equity, earnings from continuing operations, earnings from continuing operations before interest and taxes, earnings per share from continuing operations before interest, taxes, depreciation and amortization (EBITDA), net earnings per share, diluted earnings per share, total earnings, earnings growth, return on capital, cost of capital, return on assets, return on investment, return on equity, net customer sales, volume, sales growth, gross profit, gross margin return on investment, share price (including but not limited to, growth measures and total stockholder return), operating profit, operating margin, net operating profit after taxes, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), financial return ratios, total return to shareholders, market share, earnings measures/ratios, economic value added (EVA), balance sheet measurements, asset growth, market share, internal rate of return, increase in net present value or expense targets, "Employer of Choice" or similar survey results, customer satisfaction surveys and productivity. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

          2.21 "Performance Period" means a period of time established under Section 9 within which the Performance Objectives relating to a Performance Share, Performance Unit, Restricted Share Units or Restricted Shares are to be achieved.

          2.22 "Performance Share" means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9.

          2.23 "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 9.

          2.24 "Qualified Performance-Based Award" means an Award or portion of an Award that is intended to satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m). The Committee shall designate any Qualified Performance-Based Award as such at the time of grant.

          2.25 "Restricted Share Units" means an Award pursuant to Section 8 of the right to receive Shares at the end of a specified Deferral Period.

          2.26 "Restricted Shares" mean Shares granted under Section 7 subject to a substantial risk of forfeiture.

2

          2.27 "Shares" means shares of the Common Stock of the Company, no par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 11.

          2.28 "Spread" means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

          2.29 "Stock Appreciation Right" means a right granted under Section 6, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.

          2.30 "Subsidiary" means a corporation or other entity in which the Company has a direct or indirect ownership or other equity interest, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation (within the meaning of the Code) in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

          2.31 "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted pursuant to Section 6 that is granted in tandem with an Option or any similar right granted under any other plan of the Company.

        3.     Shares Available Under the Plan.

          3.1   Reserved Shares. Subject to adjustment as provided in Section 11, the maximum number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) awarded as Restricted Shares and released from substantial risk of forfeiture, (iii) issued or transferred in payment of Restricted Share Units or Performance Shares, or (iv) issued or transferred in payment of dividend equivalents paid with respect to Awards, shall not in the aggregate exceed 1,630,000 Shares.

          3.2   Reduction Ratio. For purposes of Section 3.1, each Share issued or transferred pursuant to an Award other than a Stock Option shall reduce the number of Shares available for issuance under the Plan by 2 Shares.

          3.3   ISO Maximum. In no event shall the number of Shares issued upon the exercise of Incentive Stock Options exceed 1,630,000 Shares, subject to adjustment as provided in Section 11.

          3.4   Maximum Calendar Year Award. No Participant may receive Awards representing more than 300,000 Shares in any one calendar year, subject to adjustment as provided in Section 11. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 7,500,000.

          3.5   Forfeited Shares. If Awards are forfeited or terminated for any reason before being exercised, fully vested, or settled, then the Shares underlying those Awards will cease to count against the limitations in Sections 3.1 and 3.3 and will become available for Awards under the Plan.

          3.6   Shares for Withholding Obligations. Any Shares subject to any award that are withheld or otherwise not issued upon exercise of any Award to satisfy the Participant's withholding obligations or in payment of any subscription price or the Exercise Price, will reduce the number of Shares available for grant under the limitations in Sections 3.1 and 3.3.

          3.7   Awards Settled in Cash. Awards that are settled in cash or in equivalent cash value in lieu of settlement in Shares will not count against the limitations in this Section 3.

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        4.     Plan Administration.

          4.1   Board Committee Administration. This Plan shall be administered by a Committee appointed by the Board from among its members, provided that the full Board may at any time act as the Committee. The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.

          4.2   Committee Delegation. The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not directors or executive officers of the Company, provided that the Committee shall have fixed the total number of shares of Stock subject to such grants. Any such delegation shall be subject to the limitations of the Kentucky Business Corporation Act.

        5.     Options. The Committee may from time to time authorize grants to Participants of options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          5.1   Number of Shares. Each grant shall specify the number of Shares to which it pertains.

          5.2   Option Price. Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date.

          5.3   Consideration. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares owned by the Optionee which have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 5.4, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

          5.4   Cashless Exercise. To the extent permitted by applicable law, any grant may provide for payment of the Option Price in whole or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and delivery all or part of the sales proceeds to the Company in payment of the Option Price and, if applicable, the amount necessary to satisfy the Company's withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. Federal and state income taxes, payroll taxes and foreign taxes, if applicable.

          5.5   Performance-Based Options. Any grant of an Option may specify Performance Objectives that must be achieved as a condition to exercise of the Option.

          5.6   Vesting. Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Options or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

          5.7   ISO Dollar Limitation. Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Nonemployee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee

4

  during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

          5.8   Exercise Period. No Option granted under this Plan may be exercised more than ten years from the Grant Date.

          5.9   Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

        6.     Stock Appreciation Rights. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          6.1   Payment in Cash or Shares. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof as specified in the Award agreement and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash.

          6.2   Maximum SAR Payment. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.

          6.3   Exercise Period. Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.

          6.4   Change in Control. Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

          6.5   Dividend Equivalents. On or after the Grant Date of any Stock Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Shares on a current, deferred or contingent basis.

          6.6   Vesting. Any grant may specify a period of continuous employment of the Participant by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

          6.7   Award Agreement. Each grant shall be evidenced by an Award Agreement which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

          6.8   Tandem Stock Appreciation Rights. Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation.

          6.9   Exercise Period. No Stock Appreciation Right granted under this Plan may be exercised more than ten years from the Grant Date.

5

          6.10 Freestanding Stock Appreciation Rights. Regarding Freestanding Stock Appreciation Rights only:

    (i)
    Each grant shall specify in respect of each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date;

    (ii)
    Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised; and

    (iii)
    Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

        7.     Restricted Shares. The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          7.1   Transfer of Shares. Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          7.2   Substantial Risk of Forfeiture. Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Code Section 83 for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of the Company or other similar transaction or event.

          7.3   Dividends, Voting and Other Ownership Rights. Unless otherwise determined by the Committee, an award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue.

          7.4   Restrictions on Transfer. Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          7.5   Performance-Based Restricted Shares. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Shares and Performance Units.

          7.6   Dividends. Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions (i) be automatically sequestered by the Company or (ii) be automatically sequestered and reinvested on an immediate or deferred basis in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

          7.7   Award Agreements. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power

6

  that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

        8.     Restricted Share Units. The Committee may authorize grants of Restricted Share Units to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          8.1   Deferred Compensation. Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify. Such conditions shall include Participant's continued employment with the Company during the Deferral Period.

          8.2   Deferral Period. Each grant shall provide that the Restricted Share Units covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

          8.3   Dividend Equivalents and Other Ownership Rights. During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Restricted Share Units and shall not have any right to vote such shares, but the Committee may on or after the Grant Date authorize the payment of dividend equivalents on such shares in cash or additional Shares on a current, deferred or contingent basis.

          8.4   Performance Objectives. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Shares and Performance Units.

          8.5   Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

        9.     Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          9.1   Number of Performance Shares or Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains.

          9.2   Performance Period. The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date or such other date as the Committee determines and may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

          9.3   Performance Objectives. Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

          9.4   Threshold Performance Objectives. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

          9.5   Payment of Performance Shares and Units. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof

7

  as specified in the Award agreement and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

          9.6   Maximum Payment. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date. Any grant of Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.

          9.7   Dividend Equivalents. Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Shares on a current, deferred or contingent basis.

          9.8   Adjustment of Performance Objectives. If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

          9.9   Award Agreement. Each grant shall be evidenced by an Award Agreement which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

        10.   Transferability.

          10.1 Transfer Restrictions. Except as provided in Section 10.2, no Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

          10.2 Limited Transfer Rights. The Committee may expressly provide in an Award agreement (or an amendment to an Award agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 10.2. All terms and conditions of the Award, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 10.2.

          10.3 Restrictions on Transfer. Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Restricted Share Units or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7, shall be subject to further restrictions upon transfer.

        11.   Adjustments. The Committee may make or provide for such adjustments in the (a) number of Shares covered by outstanding Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares and Performance Shares granted hereunder, (b) prices per share applicable to such Options and Stock Appreciation Rights, and (c) kind of shares covered thereby (including shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital

8

structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in each of the limitations specified in Section 3 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11.

        12.   Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

        13.   Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit.

        14.   Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Restricted Share Units as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 10.3, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

        15.   Foreign Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

        16.   Amendments and Other Matters.

          16.1 Plan Amendments. This Plan may be amended from time to time by the Board, but no such amendment shall increase any of the limitations specified in Section 3, other than to reflect an adjustment made in accordance with Section 11, without the further approval of the stockholders of the Company. The Board may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

9

          16.2 Award Deferrals. The Committee may permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. In the case of an award of Restricted Shares, the deferral may be effected by the Participant's agreement to forego or exchange his of her award of Restricted Shares and receive an award of Restricted Share Units. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Shares.

          16.3 Conditional Awards. The Committee may condition the grant of any award or combination of Awards under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or any Subsidiary to the Participant.

          16.4 Repricing Prohibited. The Committee shall not reprice any outstanding Option, directly or indirectly, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Section 11.

          16.5 No Employment Right. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

          16.6 Tax Qualification. To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

          16.7 Section 409A. In no case shall the terms and provisions of this Plan or any Award agreement hereunder result in, or be interpreted so as to cause, a deferral of compensation within the meaning of Code Section 409A and the regulations thereunder.

        17.   Effective Date. This Plan shall become effective upon its approval by the stockholders of the Company.

        18.   Termination. This Plan shall terminate on the tenth anniversary of the date upon which it is approved by the stockholders of the Company, and no Award shall be granted after that date.

        19.   Governing Law. The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance with the laws of the Commonwealth of Kentucky.

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Exhibit B

2005 CHURCHILL DOWNS INCORPORATED

DEFERRED COMPENSATION PLAN

(As Amended June 28, 2007)

(Effective January 1, 2005)

2005 CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN
(Effective January 1, 2005)

2005 CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN
(Effective January 1, 2005)

SECTION 1.
ESTABLISHMENT AND PURPOSE OF PLAN

1.1
Establishment and Restatement of Plan.    The Board established the 2005 Churchill Downs Incorporated Deferred Compensation Plan effective January 1, 2005.

1.2
Purpose of Plan.    The purpose of the Plan is to provide eligible executives and directors of Company and its affiliated companies an opportunity to defer to a future date the receipt of base and bonus compensation for services as well as director's fees.

1.3
Internal Revenue Code §409A.    The 2005 Churchill Downs Incorporated Deferred Compensation Plan (the "2005 Plan") is intended to be a new deferred compensation plan compliant with the requirements of new Code §409A which became effective for deferrals of compensation after December 31, 2004. This Plan amends the Churchill Downs Incorporated Deferred Compensation Plan (as amended and restated effective January 1, 2001) which was in existence on December 31, 2004 (the "Prior Plan") by freezing the Prior Plan and all deferrals of compensation otherwise earned and vested on or prior to December 31, 2004 (including bonus compensation with respect 2004 service), pursuant to an election made on or prior to December 31, 2004, are deferred under, and remain subject to, the provisions of the Prior Plan as it existed on October 3, 2004 (attached hereto as Exhibit A). It is intended that no deferrals will be made under the Prior Plan after December 31, 2004, except that an election made on or before December 31, 2004 with respect to salary earned for services performed during calendar year 2005 shall be a deferral under the Prior Plan but such deferral and any earnings thereon shall be subject to the requirements of Code §409A. For purposes of administrative convenience and efficiency and compliance with Code §409A, such deferral of 2005 salary and the earnings thereon may be transferred to the 2005 Plan provided such transfer conforms to, and does not cause the remaining deferrals under the Prior Plan and earnings thereon to become subject to, the requirements of Code §409A. All deferrals of compensation with respect to service performed after December 31, 2004 shall be governed by the terms of the 2005 Deferred Compensation Plan. Deferrals under the Prior Plan shall include all amounts transferred from any other plan of deferred compensation to the Prior Plan on or before October 3, 2004. The Company shall maintain separate bookkeeping accounts of Grandfathered Deferrals, including all earnings thereon, and amounts deferred under the 2005 Deferred Compensation Plan.

SECTION 2.
DEFINITIONS

2.1
"Account" means the Participant's In-Service Account, Distribution Account and Transferred Account which are bookkeeping accounts established on the Company's records showing the amount of the Participant's accrued: (1) Employer contributions; (2) Compensation and Director's Fees deferred pursuant to the Participant's election; (3) in the case of a Transferred Account, deferred compensation transferred to the Plan pursuant to Section 3.9; and (4) any notional earnings and losses accrued thereon.

2.2
"Board" means Company's Board of Directors.

2.3
"Compensation" means the regular base salary and annual bonus or incentive compensation payable by the Employer to the Participant for services performed for the Employer.

2.4
"Cause," in connection with the termination of the Participant's employment with the Employer, means that, in the judgment of the Company's President, based upon any information or evidence reasonably persuasive to the President, the Participant: [i] willfully engaged in activities or conducted himself or herself in a manner seriously detrimental to the interests of the Employer, Company or its affiliates; or [ii] failed to execute the duties reasonably assigned to him or her in a reasonably timely, effective, or competent manner; provided, however, that the termination of the Participant's employment because of Disability shall not be deemed to be for Cause and the determination of Cause in the event of the President's employment termination shall be determined by the Board.

2.5
"Change of Control" means a change in the ownership or effective control of the Employer, or in the ownership of a substantial portion of the assets of the Employer. To constitute a Change of Control with respect to a Participant, the event must relate to [a] the corporation for whom the Participant is performing services, [b] the corporation that is liable for the payment of the amounts deferred under this Plan, [c] a corporation that is the majority shareholder of a corporation identified in [a] or [b], or [d] any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in [a] or [b]. For purposes of this definition, the attribution rules of Code §318(a) apply to determine stock ownership. Stock underlying a vested option is considered owned by the holder of the option, except where the option is exercisable for stock that is not vested.

(a)
Change in the Ownership of a Corporation. A change in the ownership of a corporation occurs on the date that any one person, or more than one person acting as a group (as defined in paragraph (b)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation.

(b)
Persons Acting as a Group. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(c)
Change in the Effective Control of the Corporation. Notwithstanding that a corporation has not undergone a change in ownership, a change in the effective control of a corporation occurs on the date that either—

(i)
Any one person, or more than one person acting as a group (as determined under paragraph (b)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of such corporation; or

2

    (ii)
    a majority of members of the corporation's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (ii) the term corporation refers solely to the relevant corporation identified in the first paragraph of this Section for which no other corporation is a majority shareholder for purposes of that paragraph (for example, if Corporation A is a publicly held corporation with no majority shareholder, and Corporation A is the majority shareholder of Corporation B, which is the majority shareholder of Corporation C, the term corporation for purposes of this paragraph (ii) would refer solely to Corporation A).

    In the absence of an event described in paragraph (i) or (ii), a change in the effective control of a corporation will not have occurred.

  (d)
  Multiple Change in Control Events. A change in effective control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control.

  (e)
  Acquisition of Additional Control. If any one person, or more than one person acting as a group, is considered to effectively control a corporation, the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation (or to cause a change in the ownership of the corporation).

  (f)
  Change in the Ownership of a Substantial Portion of a Corporation's Assets. A change in the ownership of a substantial portion of a corporation's assets occurs on the date that any one person, or more than one person acting as a group (as determined in paragraph (b)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

  (g)
  Transfers to a Related Person. There is no Change in Control when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer, as provided in this paragraph (g). A transfer of assets by a corporation is not treated as a change in the ownership of such assets if the assets are transferred to—

  (i)
  A shareholder of the corporation (immediately before the asset transfer) in exchange for or with respect to its stock;

  (ii)
  An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the corporation;

  (iii)
  A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the corporation; or

3

    (iv)
    An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

    For purposes of this paragraph (g) and except as otherwise provided, a person's status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the transferor corporation has no ownership interest before the transaction, but which is a majority-owned subsidiary of the transferor corporation after the transaction is not treated as a change in the ownership of the assets of the transferor corporation.

2.6
"Code" means the Internal Revenue Code of 1986, as amended.

2.7
"Committee" means the Compensation Committee of the Board.

2.8
"Common Stock" means the common stock, no par value, of the Company.

2.9
"Company" means Churchill Downs Incorporated, a Kentucky corporation, with its principal place of business at 700 Central Avenue, Louisville, Kentucky 40208.

2.10
"Director" means a member of an Employer's board of directors.

2.11
"Director Fees" means the retainer, meeting and other fees payable by the Employer to a member of an Employer's board of directors for service performed as a board member.

2.12
"Disability" or "Disabled" means the Participant [i] is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, or [ii] is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

2.13
"Distribution Account" means the Account established for the Participant for distribution to the Participant on or after separation from service at the Participant's election in accordance with Section 5.

2.14
"Employee" means an individual who is an employee of an Employer and who is part of a select group of management or highly compensated employees of the Employer within the meaning of Labor Reg. §2520.104-23.

2.15
"Employer" means the Company and any subsidiary or affiliated company that adopts the Plan as to its eligible Employees and Directors pursuant to Section 7.

2.16
"Employer Discretionary Contributions" means the contributions made by the Employer to a Participant's Account on a discretionary basis under Section 3.8.

2.17
"Employer Matching Contributions" means the matching contributions made by the Employer to a Participant's Account under Section 3.7.

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2.18
"In-Service Account" means the Account established for the Participant for distribution to the Participant before the Participant's separation from service with the Employer at the Participant's election in accordance with Section 5.

2.19
"IRS" means the Internal Revenue Service, Department of the Treasury of the United States.

2.20
"Participant" means an Employee or Director who is or has been designated by the Committee as being eligible to participate in the Plan and who has an amount credited to an Account for his or her benefit under the Plan.

2.21
"Performance Based Compensation" means compensation where [i] the payment of the compensation or the amount of the compensation is contingent on the satisfaction of organizational or individual performance criteria, and [ii] the performance criteria are not substantially certain to be met at the time of a deferral election is permitted, including compensation based upon subjective performance criteria where [a] any subjective performance criteria relates to the performance of the Participant, a group which includes the Participant, or a business unit for which the Participant provides services (which may include the entire Employer), and [b] the determination that any subjective performance criteria have been met is not made by the Participant or a family member of the Participant (as defined in Code §267(c)(4) applied as if the family of an individual includes the spouse of any member of the family).

2.22
"Plan" means the 2005 Churchill Downs Deferred Compensation Plan as described herein, and as amended from time to time.

2.23
"Profit Sharing Plan" means the Churchill Downs Incorporated Profit Sharing Plan.

2.24
"Secretary" means the Secretary of the Treasury of the United States.

2.25
"Stock Account" means the notional investment account established for a Director in accordance with Section 4.11.

2.26
"Stock Election" means the election referred to in Section 4.11.

2.27
"Transferred Account" means the Account established for the Participant, and reflecting deferred compensation transferred to the Plan pursuant to Section 3.9, for distribution to the Participant on or after separation from service at the Participant's election in accordance with Section 5 or as otherwise specified by the Committee pursuant to Section 3.9.

2.28
'Unforeseeable emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Code §152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

SECTION 3.
PARTICIPATION, CONTRIBUTIONS AND DEFERRALS

3.1
Eligibility.    The Plan is intended to constitute, and shall be administered to qualify as, a "top hat" plan exempt from the requirements of the Employee Retirement Income Security Act of 1974, as

5

  amended, pursuant to Labor Reg. §2520.104-23 and shall be maintained strictly for a select group of management or highly compensated employees as contemplated by said regulation. Subject to the requirements of said regulation, the Committee may designate any of an Employer's management or highly compensated Employees or an Employer's Directors as being eligible to participate in the Plan. The Committee shall communicate designation of eligibility to the Employee or Director in writing as soon as administratively practicable.

3.2
Commencement of Participation.    An Employee or Director who is designated as eligible to participate in the Plan in accordance with Section 3.1 shall commence participation on the next January 1 following the date the Employee or Director files his or her deferral election with the Committee, or its designated agent, in accordance with Section 3.4.

3.3
Revocation of Right to Participate in Plan.    The Committee may revoke the right of any Participant to participate in the Plan, which revocation shall be effective with respect to Compensation and Director's Fees earned and payable after the date of such revocation. The revocation shall not alter or diminish the rights of the Participant with respect to amounts credited to the Participant's Account before the revocation.

3.4
Participant Deferral Elections.    An Employee or Director who has been designated as eligible to participate in the Plan may elect, in writing on forms approved by the Committee, to defer the receipt of all or a portion (in one percent (1%) increments) of his or her Compensation and Director's Fees earned and payable after the effective date of such election and have such amount credited to the Participant's Account pursuant to the terms of the Plan. The deferral election shall continue from year to year until revoked or modified by the Participant. Deferral elections, and revocation or modifications thereto, must be made during the period of time established by the Committee before the beginning of the calendar year and shall be effective on the January 1 following receipt by the Committee of the completed election form. Deferral elections with respect to bonus or incentive compensation payable on services performed in a calendar year must be made before the end of the preceding calendar year; provided, that in the case of Performance Based Compensation, the deferral election may be made not later than 6 months before the end of the performance period.

3.5
No Deferrals During Long Term Disability.    A Participant may not make deferrals under this Plan during any period that the Participant is receiving benefits under a long term disability plan of an Employer.

3.6
Revocation/Modification of Deferral Elections.    Deferral elections may be revoked or modified by the Participant by notifying the Committee in writing of such revocation or modification on forms available from the Committee. Any revocation or modification of a deferral election shall be effective on the January 1 following receipt by the Committee of a completed revocation/modification form. Deferral elections shall be automatically revoked on the effective date of Plan termination and on the date the Participant becomes ineligible to participate in the Plan. No modification of a deferral election shall alter the time and form of distribution of any prior deferral.

3.7
Employer Matching Contributions.    The Account of a Participant who is an employee shall be credited with an Employer Matching Contribution on base compensation deferrals made to this Plan equal to the Employer Matching Contribution the Participant would have received under the Profit Sharing Plan (whether or not the Participant participates in the Profit Sharing Plan) but for the dollar limits applicable under the Profit Sharing Plan less any Employer Matching

6

  Contribution allocated to the Participant's account under the Profit Sharing Plan. No matching contributions shall be made on Transferred Accounts.

3.8
Employer Discretionary Contributions.    The Employer, in its sole discretion, may make additional Employer Discretionary Contributions to the Account of any one or more Participants who are employees. Unless expressly so provided by the Committee, Employer Discretionary Contributions shall not be made to Transferred Accounts. The amount of Employer Discretionary Contributions credited to a Participant's Account pursuant to this Section 3.8, if any, shall be determined by the Employer in its sole discretion.

3.9
Transfer Contributions.    A Participant may request a transfer to the Plan of contributions deferred under another deferred compensation plan which qualified as an unfunded "top hat" arrangement under Title I of ERISA as well as for income tax purposes. The Committee, in its sole discretion, may elect whether or not to accept transfers from other deferred compensation plans. Unless otherwise specified by the Committee, deferred accounts transferred to this Plan shall be subject to the terms and conditions of this Plan, including but not limited to the time and method of distribution and the Participant shall make a distribution election in accordance with Section 5. The Committee shall accept transfers from other deferred compensation plans only to the extent that such transfer, and any applicable timing and method of distribution, complies with the requirements of Code §409A and will not cause the transferred amounts, or amounts deferred under this Plan, to be subject to the additional tax imposed under Code §409A on deferrals which fail to meet the requirements of such Code §409A. No matching contributions shall be made on deferred compensation transferred to the Plan pursuant to this Section 3.9.

SECTION 4.
VESTING AND ADMINISTRATION OF ACCOUNTS

4.1
Credits/Debts to Account.    Compensation and Director's Fees deferred under this Plan pursuant to the Participant's election in accordance with Section 3.4 shall be credited to the Participant's Account as soon as administratively practical after the date the deferrals would otherwise have been payable to the Participant in accordance with the Employer's normal payroll practices. Matching contributions under Section 3.7 shall be credited to the Participant's Account at the time matching contributions are allocated to participant accounts under the Profit Sharing Plan. Employer discretionary contributions made by the Employer pursuant to Section 3.8 shall be credited to the Participant's Account at the time specified by the Employer.

4.2
Establishment of Rabbi Trust.    The Company may establish an irrevocable grantor trust to provide a source of funds to assist the Employer in satisfying its liability to Participants and their beneficiaries under this Plan. If such rabbi trust is established, the Employer may make contributions to the trust, with respect to deferrals, in such manner and at such times as the Committee determines. The Employer may make contributions to the trust in such other manner and at such other times as the Committee deems appropriate in its sole discretion. Each Employer shall be the sole owner of the assets of the trust as to its participating Employees and Directors, and the assets of the trust shall be subject to the claims of the general creditors of the Employer. The sole interest of Participant and the Participant's beneficiaries to the assets of the trust shall be as a general creditor of the Employer. Notwithstanding the foregoing, no such trust, nor the assets held by such trust, shall be located outside the United States. In addition, no such trust shall provide for the assets thereof to become restricted to the provision of benefits under the Plan, or distributed to a Participant, as a result of a change in the financial health or condition of the Employer.

7

4.3
Vesting of Deferrals.    Compensation and Director's Fees credited to a Participant's Account, and notional earnings thereon, shall be one hundred percent (100%) vested and nonforfeitable at all times, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6. Transferred Accounts shall be one hundred percent (100%) vested unless otherwise specified by the Committee pursuant to Section 3.9.

4.4
Vesting of Employer Contributions.    A Participant shall be vested in Employer Matching Contributions credited to his or her Account pursuant to Section 3.7 and Employer Discretionary Contributions credited to his or her Account pursuant to Section 3.8, and earnings thereon, pursuant to the same vesting schedule applicable to Employer Matching Contributions and Employer Discretionary Contributions under the Profit Sharing Plan.

4.5
Ownership and Investment of Accounts.    Subject to the limitations of Section 4.2, amounts credited to a Participant's Account may be kept in any investment vehicles or assets as may be selected by the Committee in its discretion, subject to the right of the Participant to make an investment election in accordance with Section 4.6. Each Employer shall be the owner of all amounts credited to the Accounts of its participating Employees and Directors until paid to the Participant pursuant to Section 5.

4.6
Participant's Right to Direct Investment of Account.    A Participant may elect to have his or her Account notionally invested in such investment options as are selected by the Committee and made available to Participants for notional investment purposes under the Plan from time to time. The value of a Participant's Account at any time shall be the value of such underlying notional investments. The Committee shall be under no obligation to make such investments; however, the Committee shall debit or credit, as the case may be, the Participant's Account with notional earnings or losses as if said investments had actually been made. The Participant's Account shall be reduced by an amount equal to the brokerage or other transaction costs that would have been incurred in connection with the deemed purchase or sale of an investment. Until such time as investment options are made available by the Committee, a Participant's Account will be credited with notional interest equal to the prime rate listed in the Money Rates section of The Wall Street Journal on the first business day of the applicable month, plus 100 base points.

4.7
Form of Investment Election.    The investment election, if any, must be in writing in a form approved by the Committee, and must be delivered to the Committee and otherwise comply with the rules pertaining to such elections as established by the Committee, on or before such date as the Committee may specify to be valid. The election must designate the percentage of the Account to be notionally invested in each investment option selected; provided, however, that the minimum allocable to any notional investment option shall be one percent (1%) and all percentage designations must be in multiples of one percent (1%). If the Participant fails to make a timely election pursuant to this Section 4.7, such Participant's deferrals shall be invested in a money market fund or its equivalent as designated by the Committee.

4.8
Effective Date of Investment Election.    Any investment election made by the Participant pursuant to this Section 4 shall be effective as soon as administratively practicable after receipt by the Committee, pursuant to procedure established by the Committee and communicated to Participants.

4.9
Changes to Investment Election.    Participants may change their investment allocation elections no more than twelve (12) times during any calendar year. Changes are made either by delivering a new investment election form to the Committee, or via an Internet website designated by the

8

  Committee, in accordance with the rules of Section 4 and procedures established by the Committee. Investment allocation changes must be in increments of one percent (1%) and shall be effective in accordance with the rules of Section 4.8.

4.10
Assumption of Investment Risk.    The Participant agrees to assume all risk in connection with any change, including any decrease, in the value of Participant's Account which is notionally invested pursuant to the Participant's investment election in accordance with the provisions of this Section 4.

4.11
Director's Right to Direct Investment in Company Stock.    Notwithstanding any provisions of this Section 4 to the contrary, each Director who is a Participant under the Plan may elect to have all or part of his or her Director Fees deferred on or after January 1, 2005, notionally invested in shares of the Company's Common Stock. An investment election by a Director under this Section 4.11 shall be subject to the rules established by the Committee pursuant to this Section 4 except as modified by the following special rules. Directors shall not have any voting rights or other rights attributable to stock ownership. An Employee who is not a Director is not eligible to make a Stock Election. Any amounts allocated to an In-Service Account shall not be eligible for a Stock Election. A Stock Election shall be irrevocable with respect to amounts that have been notionally invested. However, a Director may, at any time, revoke his or her Stock Election with respect to Director Fees earned and payable after the date the revocation is delivered to the Committee in accordance with procedures established by the Committee. The Committee shall establish a Stock Account in the name of each Director who makes a Stock Election, and such sub-account shall be included in the Participant's Distribution Account and shall be administered in accordance with procedures established by the Committee. As soon as administratively practicable following each dividend payment date, a Director's Stock Account shall be credited with additional notional Common Stock as if the cash dividend were reinvested in Common Stock. In the event of any stock dividend, stock split, combination or exchange of securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of any or all of the assets of the Company to shareholders, or any other similar change or event effected without receipt of consideration, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change or event shall be made with respect to the Common Stock credited to a Director's Stock Account as of the applicable date. Subject to the adjustments set forth in the preceding sentence, the number of shares of Common Stock subject to notional investment under this Plan shall not exceed fifty thousand (50,000) shares. When the maximum number of shares of Common Stock subject to notional investment has been reached, no further Stock Election shall be effective.

SECTION 5.
DISPOSITION OF PARTICIPANT ACCOUNTS

5.1
Plan Distribution Elections.    Each Participant shall complete a distribution election with respect to his Distribution Account, Transferred Account and In-Service Distribution Account. Except as otherwise expressly provided herein, amounts credited to a Participant's Account shall be paid to the Participant in accordance with the Participant's distribution election; provided, however, that if on the elected distribution date, any notional investment gains or losses cannot then be determined, such distribution shall be delayed until such accounting can be completed. Distribution elections [a] shall be in writing on forms approved by the Committee, [b] in the case of the In-Service Distribution Account, shall specify a distribution date in accordance with Section 5.2, [c] shall specify the form of distribution in accordance with Section 5.3, and [d] shall

9

  be filed with the Committee upon first becoming eligible to participate in the Plan. A Participant's In-Service Account distribution election, in addition to specifying an in-service distribution date, shall specify the form of distribution if the Participant separates from service before the designated date. A Participant may change his or her distribution election with respect to his or her Account (unless otherwise specified by the Committee in accordance with Section 3.9) at any time; provided, however, that [a] no change in an election shall take effect earlier than twelve (12) months from the date of the change election, [b] no change in the election may be made less than twelve (12) months prior to the date of the first scheduled payment of the original distribution election, and [c] with respect to a payment that is not the result of death, disability or unforeseeable emergency (except as may be hereafter permitted by regulations or guidance promulgated under Code §409A by the IRS or the Secretary of the Treasury) the first payment with respect to which such change in the election is made must be deferred for a period of not less than 5 years from the date such payment would otherwise have been made under the prior election. Any change of a prior distribution election which does not meet the foregoing requirements shall be ignored.

5.2
Distribution Date.

(a)
Distribution and Transferred Accounts.    A Participant's Distribution Account, and the Participant's Transferred Account unless specified otherwise by the Committee pursuant to Section 3.9, shall be distributed to the Participant, in the manner elected by the Participant in accordance with Section 5.3, as soon as administratively practical, but not less than thirty (30) days, after the Participant's separation from service. For purposes of Section 5, the separation from service of a Participant with one Employer will not interrupt the continuity of participation of such Participant if, concurrently with or immediately after such separation, the Participant is employed by one or more of the other Employers who are participating Employers in accordance with Section 7. In the case of any Participant who is a key employee (as defined in §416(i) of the Code without regard to paragraph (5) thereof), distribution may not be made earlier than the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the Participant). The preceding sentence shall not apply to the extent that none of the stock of the Employer is publicly traded on an established securities market or otherwise. Notwithstanding any provision of the Plan to the contrary, no shares of Common Stock shall be distributed from the Participant's Stock Account earlier than a date which is 6 months after the date of acquisition of the derivative security (as described in Rule 16b-3 under the Securities Exchange Act of 1934) related to such shares.

(b)
In-Service Account.    A Participant's In-Service Account shall be distributed to the Participant in a single sum, as soon as administratively practical following the date elected by the Participant at the time of the deferral (or as subsequently modified in accordance with Section 5.1) that is any December 31 on or after the sixth anniversary of the date the Participant first makes deferrals to his or her In-Service Account, provided the Participant is still employed with the Employer on that date. If the Participant separates from service before the designated date, distribution shall be made to the Participant, in the form elected by the Participant in accordance with Section 5.3 at the time of such deferral (or as subsequently modified in accordance with Section 5.1), as soon as administratively practical, but not less than thirty (30) days, after the Participant's separation from service date; provided, that in the case of any Participant who is a key employee (as defined in §416(i) of the Code without regard to paragraph (5) thereof), distribution may not be made earlier than the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the Participant) at any time that any of the stock of the Employer is publicly traded on an established securities market or otherwise.

10

5.3
Form of Distribution.    Amounts credited to a Participant's Distribution Account and Transferred Account shall, at the Participant's election made under Section 5.1 (or subsequently modified in accordance with Section 5.1), be payable to the Participant in a single sum payment or in equal monthly installments over five (5) or ten (10) years. Amounts credited to a Participant's Stock Account shall be distributed in Common Stock, and except as provided in Section 5.10, all other amounts credited to a Participant's Distribution Account and Transferred Account shall be payable in cash. Amounts credited to a Participant's In-Service Account shall be distributed in accordance with Section 5.2 to the Participant in a single sum cash payment valued as of the December 31 elected by the Participant under Section 5.1 and Section 5.2 (or subsequently modified in accordance with Section 5.1) or, in the event of the Participant's separation from service before said date, shall be payable to the Participant in a single sum cash payment or in equal monthly cash installments over five (5) or ten (10) years, as elected by the Participant under Section 5.1 and Section 5.2.

5.4
Unforeseeable Emergency Distributions.    In the event of an Unforeseeable Emergency, all deferrals pursuant to Section 3.3 shall cease and amounts credited to the Participant's Account as of the date of such emergency shall be paid to the Participant in a single sum payment as soon as administratively practicable after the date of the emergency. Notwithstanding the foregoing: [i] payment shall be limited to the amounts, as determined under regulations issued by the Secretary of the Treasury under Code §409A, necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distributions, after taking into account the extent to which such emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). Any decision of the Committee with respect to the application of the provisions of this section shall have a presumption of correctness, and the burden shall be on Participant to rebut such presumption by a preponderance of the evidence. The Participant shall be provided with a reasonable opportunity to present any and all evidence on his or her behalf. In the absence of regulations issued by the Secretary (or other guidance by the IRS), no distributions shall be made in the event of an Unforeseeable Emergency.

5.5
Disability Distributions.    If a Participant becomes Disabled, amounts credited to the Account of such Participant shall be distributed to the Participant as soon as administratively practicable following a determination of such Disability. The form of distribution shall be in accordance with the Participant's distribution election made in accordance with Section 5.1 and Section 5.3 (or as subsequently modified in accordance with Section 5.1).

5.6
Death Distributions.    If a Participant dies before distribution of all the amounts credited to his or her Account, any amounts remaining in the Participant's Account shall be distributed to such deceased Participant's designated beneficiary or beneficiaries in the form specified by the Participant in accordance with Section 5.1 and Section 5.3 (or as subsequently modified in accordance with Section 5.1). Payments shall commence as soon as administratively practical after the date of the Participant's death. If distributions have already commenced before the Participant's death, the Participant's designated beneficiary will continue to receive payments according to the same schedule by which distributions had been made to the Participant before his or her death. All beneficiary designations shall be in writing on forms approved by the Committee and shall be filed with the Committee. A Participant may, at any time, revoke or change any beneficiary designation by filing a new written designation with the Committee. If there is no effective beneficiary designation filed with the Committee at the time of the Participant's death, distribution of amounts otherwise payable to the deceased Participant under

11

  the Plan shall be paid in a single sum cash distribution to the personal representative of the Participant's estate as a part of the Participant's estate. If a beneficiary designated by the Participant to receive the Participant's benefits shall survive the Participant but die before receiving all distributions hereunder, the balance thereof shall be paid in a single sum cash distribution to such deceased beneficiary's estate, unless either (i) the deceased beneficiary designates otherwise by a written beneficiary designation filed with the Committee, in which case such designation shall govern, or (ii) the Participant shall have expressly provided otherwise in the Participant's beneficiary designation. The Committee, upon making a reasonable effort to ascertain the identity of the proper beneficiary or beneficiaries to receive any amounts payable pursuant to these provisions shall be entitled to rely on information reasonably available to it, and upon making any payments provided herein to any beneficiary believed in good faith by the Committee to be entitled thereto, shall have no further liability to any person for such payments.

5.7
Disposition of Account on Plan Termination.    Upon termination of the Plan in accordance with Section 9.1, distribution of Accounts shall be made, at the time and in the form elected by the Participant, according to the distribution election on file with the Committee at the time of such termination. In addition, the Company may determine, in its sole discretion, to terminate the Plan and cause a distribution of all Accounts in the event of a Change of Control. Notwithstanding any provision of the Plan to the contrary, any Stock Accounts maintained for a Participant shall be distributed in a lump sum payment as soon as administratively practicable following a Change in Control.

5.8
Disposition of Account If Participating Employer Ceases To Be An Affiliated Company.    To the extent provided in regulations issued by the Secretary, in the event the Employer employing the Participant ceases to be a subsidiary or affiliated company with Company and thus ceases to be a participating Employer as provided by Section 7.2, the Participant's deferral election and active participation in the Plan shall cease on the effective date of such event. Distribution of the Participant's Account shall be made at the time and in the form elected by the Participant pursuant to this Section 5.1 (or as subsequently modified in accordance with Section 5.1), unless the Committee and the Employer agree to transfer the Accounts of affected Participants to a deferred compensation plan of such Employer to be distributed to affected Participants pursuant to the terms of such transferee plan; provided that such transfer can be made in compliance with the provisions of Code §409A and regulations thereunder and without causing to be subject to the amounts to be subject to the additional tax imposed by §409A.

5.9
Accelerated Distributions; Accelerated Vesting.    Notwithstanding anything herein to the contrary, and except as provided in Section 5.1 with respect to change elections and 5.7 with respect to distributions upon plan termination, the timing of any distributions pursuant to a Participant's deferral elections may not be accelerated. Notwithstanding the foregoing, the Committee, in its sole discretion, may [a] accelerate the time when Employer Matching Contributions and Employer Discretionary Contributions vest with respect to a Participant, [b] permit the distribution as may be necessary to fulfill a domestic relations order (as defined in Code §414(p)(1)(B), [c] permit distribution to pay FICA taxes on amounts deferred under the Plan, or [d] upon the Participant's separation from service with the Employer to make a lump sum cash out by December 31 of the year of separation from service, or within 2 1/2 months thereafter, of the remainder of the Participant's Account which is not greater than $10,000.

5.10
In-Kind Distributions.    To the extent a distribution is otherwise permitted under the provisions of this Section 5, the Committee may, in its discretion, and subject to the requirements of the asset,

12

  make payment to the Participant or Participant's beneficiaries in kind in lieu of cash to the extent amounts credited to the Participant's Account are actually invested in an asset.

5.11
Tax Withholding.    The Committee shall deduct from the distributions under the Plan any federal, state or local withholding or other taxes or charges which the Employer is required to deduct under applicable law. The Employer shall be entitled to deduct from other compensation payable to the Participant, any employment or other tax required to be withheld as amounts are deferred under the Plan.

5.12
Presumed Competency.    Every person receiving or claiming payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice in a form and manner acceptable to the Committee that such person is incompetent and that a guardian, conservator or other person legally vested with the interest of his or her estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments under the Plan shall be appointed by a court of competent jurisdiction, payments under the Plan may be made to such guardian or conservator provided that the proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payments so made shall be a complete discharge of any liability or obligation of Employer or the Committee regarding such payments.

5.13
Forfeiture of Unclaimed Benefits.    Each Participant shall keep the Committee informed of his or her current address and the current address of his or her beneficiary. The Committee shall not be obligated to search for the whereabouts of any person. If the Committee is unable to locate any person to whom a payment is due under the Plan or a distribution payment check is not presented for payment, such payment shall be irrevocably forfeited at the earlier of: (1) the day preceding the date such payment would otherwise escheat pursuant to any applicable escheat law; or (2) the later of: [i] three (3) years after the date on which the payment was first due; or [ii] ninety (90) days after issuance of the check. Forfeited payments shall be returned to the source of the payment (e.g., if benefits are funded through contributions by the Employer from its general assets, the forfeited payment shall be returned to the Employer; if the forfeited benefit payment is made from trust funds, the forfeited payment shall revert to the trust from which the payment was made).

SECTION 6.
COMMITTEE ADMINISTRATION

6.1
Plan Committee.    The Plan shall be administered by the Committee. A Participant who is also a member of the Committee shall not participate in any decision involving an election made by him or her or relating in any way to his or her individual rights, duties and obligations as a Participant under the Plan. The Committee may appoint one or more employees or agents to assist it in administration of the Plan and may delegate its duties under the Plan to such employees or agents.

6.2
Committee Action.    A majority of the Committee shall constitute a quorum for the transaction of business. All actions taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee.

6.3
Plan Rules and Regulations.    The Committee may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as

13

  elections, beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

6.4
Determinations by Committee.    All determinations of the Committee, including, but not limited to, all questions of construction and interpretation, shall be final, binding and conclusive on all parties and the Committee shall have complete discretion in making such determinations.

6.5
Plan Records.    The Committee shall be responsible for maintaining books and records for the Plan.

SECTION 7.
ADOPTION AND WITHDRAWAL

7.1
Adoption by Employers.    An Employer authorized by the Committee to participate in this Plan shall adopt the same by written acknowledgment to the Committee. By so adopting the Plan, such Employer designates the Company as the Employer entitled to administer the Plan and to amend or terminate the Plan through the Committee.

7.2
Withdrawal of a Participating Employer.    A participating Employer may withdraw from the Plan as of any date upon ninety (90) days' advance written notice to the Committee, or upon such shorter notice as the Committee, in its sole discretion, may permit. If an Employer shall cease to exist or ceases to be an affiliate of Company, it shall automatically be withdrawn from participation in the Plan effective as of the date it ceases to exist or ceases to be an affiliated company unless a successor organization adopts the Plan with the consent of the Committee in accordance with the provisions of this section.

7.3
Obligation of Employers.    Each Employer by adopting the Plan agrees to make all payments required under the Plan to be made or provided to or on behalf of the Participants employed by such Employer, and agrees that the liability for making such payments and providing such benefits shall be the sole and exclusive obligation of such Employer. In addition, each Employer by adopting this Plan agrees to pay all fees and reimburse all expenses to Company as required by the Committee and as agreed to by the parties in connection with the administration of this Plan.

SECTION 8.
CLAIM AND REVIEW PROCEDURES

8.1
Claims Procedure.    Any person who believes he or she is being denied any rights or benefits under the Plan may file a claim in writing with the Committee. If the claim is denied (in whole or part), the Committee will notify the claimant of its decision in writing. The notification will be written in a manner intended to be understood by the claimant and will contain [i] reasons for the denial, [ii] reference to pertinent Plan provisions, [iii] a description of additional material or information that is needed, and [iv] information as to the steps to be taken if the claimant wishes to submit a request for review. The notification will be given within ninety (90) days after the claim is received by the Committee (or within one hundred eighty (180) days, if special circumstances require an extension of time for processing the claim, and if written notice of the extension and circumstances is given to the claimant within the initial ninety (90) day period). If notification is not given within this period, the claim will be considered denied as of the last day of such period and the claimant may request review of the claim.

14

8.2
Review Procedure.    Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied, if applicable, the claimant may file a written request with the Committee that it conduct a review of the claim, including the conducting of a hearing, if considered necessary by the Committee. In connection with the claimant's appeal of the denial of a benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall make a decision on the claim appeal not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Committee shall notify the claimant in writing of any extension. The decision upon review shall [i] include specific reasons for the decision, [ii] be written in a manner intended to be understood by the claimant, and [iii] contain references to the Plan provisions on which the decision is based.

SECTION 9.
MISCELLANEOUS PROVISIONS

9.1
Amendment or Termination.    Company reserves the right to amend, modify, terminate or discontinue the Plan at any time and in a manner which complies with the provisions of Code §409A (and regulations issued thereunder), by appropriate action taken by the Committee, provided, however, that no such action shall reduce the amounts then credited to any Account of any Participant, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6 and the claims of the Employer's general creditors.

9.2
Participant's Rights Unsecured.    The Employer shall remain the owner of amounts deferred under the Plan by its Employees and Directors participating in the Plan. The Participant and the Participant's beneficiary have only the Employer's unsecured promise to pay. The rights accruing to the Participant and the Participant's beneficiary are those of an unsecured general creditor of the Employer. Any contract, policy or other asset which the Employer may utilize to assure itself of the funds to make payment shall not serve in any way as security to the Participant or beneficiary for the Employer's performance under the Plan. Any account established under the Plan is for bookkeeping purposes only and shall not be considered to create a fund for the Participant or beneficiary.

9.3
Nontransferability/Nonalienability.    No right of any Participant or beneficiary to receive any Plan payment shall be subject to alienation, transfer, sale, assignment, pledge, attachment, garnishment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments whether presently or thereafter payable shall be void. Subject to Section 9.7, any Plan payment due shall not in any manner be subject to debts or liabilities of any Participant, beneficiary or other person.

9.4
Participant Obligation to Furnish Information.    Each person entitled to receive a Plan payment, whether a Participant, a duly designated beneficiary, a guardian or otherwise, shall provide the Committee with such information as it may from time to time deem necessary or in its best interest in administering the Plan. Any such person shall also furnish the Committee with such documents, evidence, data or other information as the Committee may from time to time deem necessary or advisable.

9.5
No Right of Employment.    The Plan shall not be deemed to constitute a contract of employment between a Participant and the Employer, nor shall any Plan provision restrict the right of the

15

  Employer to discharge a Participant, or restrict the right of a Participant to terminate his or her employment.

9.6
Plan Expenses.    Unless paid by the Employer, expenses of administering the Plan shall be paid by the Participants, except as otherwise provided herein, and shall be debited among Participant Accounts in a reasonable manner as determined by the Committee. Expenses that are specific to a Participant's Account shall be debited solely to such Participant's Account and shall not be spread among other Participants.

9.7
Offsets.    As a condition to eligibility to participate in the Plan, each Participant consents to the deduction from amounts otherwise payable under the Plan to the Participant and the Participant beneficiaries of all amounts owed by the Participant to the Employer and the Company and its affiliates to the maximum extent permitted by applicable law.

9.8
Limitation of Actions.    No lawsuit with respect to any benefit payable or other matter arising out or relating to the Plan may be brought before exhaustion of the claim and review procedures set forth in Section 8 and any lawsuit must filed no later than nine (9) months after a claim is denied or be forever barred.

9.9
Governing Law.    The Plan shall be construed, administered and governed in all respects under and by the applicable laws of the Commonwealth of Kentucky. By participating in the Plan, the Participant irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Kentucky and of any federal court located in Jefferson County, Kentucky in connection with any action or proceeding arising out of or relating to the Plan, any document or instrument delivered pursuant to or in connection with the Plan.

(Balance of page intentionally left blank)

16

        Executed this            day of June, 2007.

CHURCHILL DOWNS INCORPORATED
By:
Title:
Date:

17

CHURCHILL DOWNS INCORPORATED
2005 DEFERRED COMPENSATION PLAN

2006 AMENDMENT

        This Amendment is made this 2nd day of June, 2006 to the Churchill Downs Incorporated 2005 Deferred Compensation Plan (the "2005 Plan").

        WHEREAS, Churchill Downs Incorporated (the "Corporation") adopted the 2005 Churchill Downs Incorporated Deferred Compensation Plan (the "Plan") as a new deferred compensation plan compliant with the requirements of new Internal Revenue Code §409A;

        WHEREAS, pursuant to guidance issued by the IRS in Bulletin 2005-43, a deferred compensation plan subject to Code §409A and in existence prior to December 31, 2006 may be amended to provide for a change in payment elections on or prior to December 31, 2006; and

        WHEREAS, the Corporation wishes to amend to Plan to permit participants to make changes to existing payment election with respect to amounts deferred under the Plan to date within the conditions contained in Bulletin 2005-43.

        NOW, THEREFORE, the Plan is hereby amended effective the date hereof as follows:

        Change of Distribution Election.    During the period beginning on the date of this amendment and ending December 31, 2006, a participant in the Plan may change a prior payment election made with respect to prior deferrals under this Plan by electing another form or forms of payment, and another time of payment, otherwise available under this Plan. Notwithstanding any condition contained in Section 5.1 of the Plan to the contrary, any such change shall be effective immediately without regard to any condition otherwise contained in said Section requiring a minimum period of deferral from the date any payment would otherwise have been due. No change may be made with respect to any payment that is otherwise scheduled to be made in 2006 and no such change may result in a payment being made in 2006 that was otherwise to be made at a later time. Any change to a distribution election made after December 31, 2006 shall conform to all of the requirements of Section 5.1 of the Plan.

Executed on the date first above written.

CHURCHILL DOWNS INCORPORATED
By:	/s/ Michael E. Miller
Title:	Executive Vice President and Chief Financial Officer

18

EXHIBIT A

CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2001)

CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN
(As Amended and Restated Effective January 1, 2001)

4.4.	Vesting of Employer Contributions	5
4.5.	Ownership and Investment of Accounts	5
4.6.	Participant's Right to Direct Investment of Account	5
4.7.	Form of Investment Election	6
4.8.	Effective Date of Investment Election	6
4.9.	Changes to Investment Election	6
4.10.	Assumption of Investment Risk	6
SECTION 5. DISPOSITION OF PARTICIPANT ACCOUNTS		6
5.1.	Plan Distribution Elections	6
5.2.	Distribution Date	7
5.3.	Form of Distribution	7
5.4.	Hardship Distributions	7
5.5.	Disability Distributions	8
5.6.	Death Distributions	8
5.7.	Disposition of Account on Plan Termination	8
5.8.	Disposition of Account If Participating Employer Ceases To Be An Affiliated Company	9
5.9.	Accelerated Distributions	9
5.10.	In-Kind Distributions	9
5.11.	Tax Withholding	9
5.12.	Presumed Competency	9
5.13	Forfeiture of Unclaimed Benefits	9
SECTION 6. COMMITTEE ADMINISTRATION		10
6.1.	Plan Committee	10
6.2.	Committee Action	10
6.3.	Plan Rules and Regulations	10
6.4.	Determinations by Committee	10
6.5.	Plan Records	10
ARTICLE 7. ADOPTION AND WITHDRAWAL		10
7.1.	Adoption by Employers	10
7.2.	Withdrawal of a Participating Employer	10
7.3.	Obligation of Employers	11
SECTION 8. CLAIM AND REVIEW PROCEDURES		11
8.1.	Claims Procedure	11
8.2.	Review Procedure	11
SECTION 9. MISCELLANEOUS PROVISIONS		12
9.1.	Amendment or Termination	12
9.2.	Participant's Rights Unsecured	12
9.3.	Nontransferability/Nonalienability	12
9.4.	Participant Obligation to Furnish Information	12
9.5.	No Right of Employment	12

9.6.	Plan Expenses	12
9.7.	Offsets	13
9.8.	Limitation of Actions	13
9.9.	Governing Law	13

CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN
(As Amended and Restated Effective January 1, 2001)

SECTION 1.
ESTABLISHMENT AND PURPOSE OF PLAN

1.1.
Establishment and Restatement of Plan.    The Board established the Churchill Downs Incorporated Deferred Compensation Plan effective April 1, 1999. The plan is amended and restated herein effective January 1, 2001.

1.2.
Purpose of Plan.    The purpose of the Plan is to provide eligible executives and directors of Company and its affiliated companies an opportunity to defer to a future date the receipt of base and bonus compensation for services as well as director's fees.

1.3.
Incentive Compensation Plan (1985) Merger.    The Churchill Downs Incorporated Incentive Compensation Plan (1985) (the "Incentive Plan") is merged into this Plan effective January 1, 2001. Thomas H. Meeker is the sole participant in the Incentive Plan and his Deferred Payment Account under the Incentive Plan is 100% vested. His Deferred Payment Account under the Incentive Plan shall be reflected as a fully vested bookkeeping account under this Plan as transferred funds pursuant to Section 3.9 of this Plan. Said Transferred Account shall be governed by the terms and conditions of this Plan effective January 1, 2001. Meeker shall make an investment election with respect to his Transferred Account in accordance with Section 4.6 and shall make an election for distribution of the Transferred Account on or after his employment termination in accordance with Section 5.3; provided that if Meeker's employment terminates within eighteen (18) months of said distribution election, the distribution election he made with respect to his Deferred Payment Account under the Incentive Plan shall control.

SECTION 2.
DEFINITIONS

2.1.
"Account" means the Participant's In-Service Distribution Account, Distribution Account and Transferred Account which are bookkeeping accounts established on the Company's records showing the amount of the Participant's accrued: (1) Employer contributions; (2) Compensation and Director's Fees deferred pursuant to the Participant's election; (3) in the case of a Transferred Account, deferred compensation transferred to the Plan pursuant to Section 3.9; and (4) any notional earnings and losses accrued thereon.

2.2.
"Board" means Company's Board of Directors.

2.3.
"Compensation" means the regular base salary and annual bonus or incentive compensation payable by the Employer to the Participant for services performed for the Employer.

2.4.
"Cause," in connection with the termination of the Participant's employment with the Employer, means that, in the judgment of the Company's President, based upon any information or evidence reasonably persuasive to the President, the Participant: [i] willfully engaged in activities or conducted himself or herself in a manner seriously detrimental to the interests of the Employer,

  Company or its affiliates; or [ii] failed to execute the duties reasonably assigned to him or her in a reasonably timely, effective, or competent manner; provided, however, that the termination of the Participant's employment because of Disability shall not be deemed to be for Cause and the determination of Cause in the event of the President's employment termination shall be determined by the Board.

2.5.
"Code" means the Internal Revenue Code of 1986, as amended.

2.6.
"Committee" means the Compensation Committee of the Board.

2.7.
"Company" means Churchill Downs Incorporated, a Kentucky corporation, with its principal place of business at 700 Central Avenue, Louisville, Kentucky 40208.

2.8.
"Director" means a member of an Employer's board of directors.

2.9.
"Director Fees" means the retainer, meeting and other fees payable by the Employer to a member of an Employer's board of directors for service performed as a board member.

2.10.
"Disability" or "Disabled" means a physical or mental condition of the Participant which results in the Participant receiving benefits under an Employer's long term disability insurance plan, or in the event that Participant is not participating in an Employer's long term disability insurance plan, means a physical or mental condition which in the judgment of the Committee, based on medical reports and other evidence satisfactory to the Committee, prevents the Participant from satisfactorily performing Participant's usual duties for the Employer or duties of such other job or position which the Employer makes available to Participant and for which the Participant is qualified by reason of training, education or experience.

2.11.
"Distribution Account" means the Account established for the Participant for distribution to the Participant on or after employment termination at the Participant's election in accordance with Section 5.

2.12.
"Employee" means an individual who is an employee of an Employer and who is part of a select group of management or highly compensated employees of the Employer within the meaning of Labor Reg. 2520.104-23.

2.13.
"Employer" means the Company and any subsidiary or affiliated company that adopts the Plan as to its eligible Employees and Directors pursuant to Section 7.

2.14.
"Hardship" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or the Participant's dependent (as defined in Code Section 152(a)), loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's control. The need to send a Participant's child to college or the desire to purchase a home are not considered unforeseeable emergencies that qualify as a "hardship."

2.15.
"In-Service Account" means the Account established for the Participant for distribution to the Participant before the Participant's employment termination with the Employer at the Participant's election in accordance with Section 5.

2.16.
"Participant" means an Employee or Director who is or has been designated by the Committee as being eligible to participate in the Plan and who has an amount credited to an Account for his or her benefit under the Plan.

2.17.
"Plan" means the Churchill Downs Deferred Compensation Plan as described herein, and as amended from time to time.

2.18.
"Profit Sharing Plan" means the Churchill Downs Incorporated Profit Sharing Plan.

2.19.
"Transferred Account" means the Account established for the Participant, and reflecting deferred compensation transferred to the Plan pursuant to Section 3.9, for distribution to the Participant on or after employment termination at the Participant's election in accordance with Section 5 or as otherwise specified by the Committee pursuant to Section 3.9.

SECTION 3.
PARTICIPATION, CONTRIBUTIONS AND DEFERRALS

3.1.
Eligibility.    The Plan is intended to constitute, and shall be administered to qualify as, a "top hat" plan exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended, pursuant to Labor Reg. 2520.104-23 and shall be maintained strictly for a select group of management or highly compensated employees as contemplated by said regulation. Subject to the requirements of said regulation, the Committee may designate any of an Employer's management or highly compensated Employees or an Employer's Directors as being eligible to participate in the Plan. The Committee shall communicate designation of eligibility to the Employee or Director in writing as soon as administratively practicable.

3.2.
Commencement of Participation.    An Employee or Director who is designated as eligible to participate in the Plan in accordance with Section 3.1 shall commence participation on the next January 1 following the date the Employee or Director files his or her deferral election with the Committee, or its designated agent, in accordance with Section 3.4.

3.3.
Revocation of Right to Participate in Plan.    The Committee may revoke the right of any Participant to participate in the Plan, which revocation shall be effective with respect to Compensation and Director's Fees earned and payable after the date of such revocation. The revocation shall not alter or diminish the rights of the Participant with respect to amounts credited to the Participant's Account before the revocation.

3.4.
Participant Deferral Elections.    An Employee or Director who has been designated as eligible to participate in the Plan may elect, in writing on forms approved by the Committee, to defer the receipt of all or a portion (in one percent (1%) increments) of his or her Compensation and Director's Fees earned and payable after the effective date of such election and have such amount credited to the Participant's Account pursuant to the terms of the Plan. The deferral election shall continue from year to year until revoked or modified by the Participant. Deferral elections, and revocation or modifications thereto, must be made during the period of time established by the Committee before the beginning of the calendar year and shall be effective on the January 1 following receipt by the Committee of the completed election form.

3.5.
No Deferrals During Long Term Disability.    A Participant may not make deferrals under this Plan during any period that the Participant is receiving benefits under a long term disability plan of an Employer.

3.6.
Revocation/Modification of Deferral Elections.    Deferral elections may be revoked or modified by the Participant by notifying the Committee in writing of such revocation or modification on forms available from the Committee. Any revocation or modification of a deferral election shall be effective on the January 1 following receipt by the Committee of a completed revocation/modification form. Deferral elections shall be automatically revoked on the effective date of Plan termination and on the date the Participant becomes ineligible to participate in the Plan.

3.7.
Employer Matching Contributions.    The Participant's Account shall be credited with an Employer matching contribution on base compensation deferrals made to this Plan equal to the matching contribution the Participant would have received under the Profit Sharing Plan (whether or not the Participant participates in the Profit Sharing Plan) but for the dollar limits applicable under the Profit Sharing Plan less any matching contribution allocated to the Participant's account under the Profit Sharing Plan. No matching contributions shall be made on Transferred Accounts.

3.8.
Employer Discretionary Contributions.    The Employer may make additional contributions to the Account or any one or more Participants at its sole discretion. Unless expressly so provided by the Committee, Employer contributions shall not be made to Transferred Accounts. The amount of Employer contributions credited to a Participant's Account pursuant to this Section 3.8, if any, shall be determined by the Employer in its sole discretion.

3.9.
Transfer Contributions.    A Participant may request a transfer to the Plan of contributions deferred under another deferred compensation plan which qualified as an unfunded "top hat" arrangement under Title I of ERISA as well as for income tax purposes. The Committee, in its sole discretion, may elect whether or not to accept transfers from other deferred compensation plans. Unless otherwise specified by the Committee, deferred accounts transferred to this Plan shall be subject to the terms and conditions of this Plan, including but not limited to the time and method of distribution and the Participant shall make a distribution election in accordance with Section 5. No matching contributions shall be made on deferred compensation transferred to the Plan pursuant to this Section 3.9.

SECTION 4.
VESTING AND ADMINISTRATION OF ACCOUNTS

4.1.
Credits/Debts to Account.    Compensation and Director's Fees deferred under this Plan pursuant to the Participant's election in accordance with Section 3.4 shall be credited to the Participant's Account as soon as administratively practical after the date the deferrals would otherwise have been payable to the Participant in accordance with the Employer's normal payroll practices. Matching contributions under Section 3.7 shall be credited to the Participant's Account at the time matching contributions are allocated to participant accounts under the Profit Sharing Plan. Employer discretionary contributions made by the Employer pursuant to Section 3.8 shall be credited to the Participant's Account at the time specified by the Employer.

4.2.
Establishment of Rabbi Trust.    The Committee may establish an irrevocable grantor trust to provide itself a source of funds to assist it in satisfying its liability to Participants and their beneficiaries under this Plan. In the event such rabbi trust is established, the Employer shall make cash contributions to the trust in such amounts and at such times as deferrals are made under the Plan and such other amounts and at such other times as the Committee deems appropriate in its sole discretion. Each Employer shall be the sole owner of the assets of the trust as to its participating Employees and Directors, and the assets of the trust shall be subject to the claims of the general creditors of the Employer. The sole interest of Participant and the Participant's beneficiaries to the assets of the trust shall be as a general creditor of the Employer.

4.3.
Vesting of Deferrals.    Compensation and Director's Fees credited to a Participant's Account, and notional earnings thereon, shall be one hundred percent (100%) vested and nonforfeitable at all times, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6. Transferred Accounts shall be one hundred percent (100%) vested unless otherwise specified by the Committee pursuant to Section 3.9.

4.4.
Vesting of Employer Contributions.    A Participant shall be vested in matching contributions credited to his or her Account pursuant to Section 3.7 and Employer discretionary contributions credited to his or her Account pursuant to Section 3.8, and earnings thereon, pursuant to the same vesting schedule applicable to matching contributions and employer discretionary contributions under the Profit Sharing Plan.

4.5.
Ownership and Investment of Accounts.    Amounts credited to a Participant's Account may be kept in any investment vehicles or assets as may be selected by the Committee in its discretion, subject to the right of the Participant to make an investment election in accordance with Section 4.6. Each Employer shall be the owner of all amounts credited to the Accounts of its participating Employees and Directors until paid to the Participant pursuant to Section 5.

4.6.
Participant's Right to Direct Investment of Account.    A Participant may elect to have his or her Account notionally invested in such investment options as are selected by the Committee and made available to Participants for notional investment purposes under the Plan from time to time. The value of a Participant's Account at any time shall be the value of such underlying notional investments. The Committee shall be under no obligation to make such investments; however, the Committee shall debit or credit, as the case may be, the Participant's Account with notional earnings or losses as if said investments had actually been made. The Participant's Account shall be reduced by an amount equal to the brokerage or other transaction costs that would have been incurred in connection with the deemed purchase or sale of an investment. Until such time as investment options are made available by the Committee, a Participant's Account will be credited with notional interest equal to the prime rate listed in the Money Rates section of The Wall Street Journal on the first business day of the applicable month, plus 100 base points.

4.7.
Form of Investment Election.    The investment election, if any, must be in writing in a form approved by the Committee, and must be delivered to the Committee and otherwise comply with the rules pertaining to such elections as established by the Committee, on or before such date as the Committee may specify to be valid. The election must designate the percentage of the Account to be notionally invested in each investment option selected; provided, however, that the minimum allocable to any notional investment option shall be one percent (1%) and all percentage designations must be in multiples of one percent (1%). If the Participant fails to make a timely election pursuant to this Section 4.7, such Participant's deferrals shall be invested in a money market fund or its equivalent as designated by the Committee.

4.8.
Effective Date of Investment Election.    Any investment election made by the Participant pursuant to this Section 4 shall be effective as soon as administratively practicable after receipt by the Committee, pursuant to procedure established by the Committee and communicated to Participants.

4.9.
Changes to Investment Election.    Participants may change their investment allocation elections no more than twelve (12) times during any calendar year. Changes are made either by delivering a new investment election form to the Committee, or via an Internet website designed by the Committee, in accordance with the rules of Section 4 and procedures established by the Committee. Investment allocation changes must be in increments of one percent (1%) and shall be effective in accordance with the rules of Section 4.8.

4.10.
Assumption of Investment Risk.    The Participant agrees to assume all risk in connection with any change, including any decrease, in the value of Participant's Account which is notionally invested pursuant to the Participant's investment election in accordance with the provisions of this Section 4.

SECTION 5.
DISPOSITION OF PARTICIPANT ACCOUNTS

5.1.
Plan Distribution Elections.    Except as otherwise expressly provided herein, amounts credited to a Participant's Account shall be paid to the Participant in accordance with the Participant's distribution election; provided, however, that if on the elected distribution date, any notional investment gains or losses cannot then be determined, such distribution shall be delayed until such accounting can be completed. Distribution elections shall be in writing on forms approved by the Committee, shall specify a distribution date in accordance with Section 5.2, shall specify the form of distribution in accordance with Section 5.3, and shall be filed with the Committee upon first becoming eligible to participate in the Plan. A Participant's In-Service Account distribution election shall specify both an in-service distribution date and a the form of distribution if the Participant's employment ends before the designated date. A Participant's In-Service Account distribution election is irrevocable. A Participant may change his or her Distribution Account or Transferred Account (unless otherwise specified by the Committee in accordance with Section 3.9) distribution election at any time; provided, however, that only the most recent election that is at least eighteen (18) months from the Participant's elected distribution date shall control (or the Participant's first distribution election if Participant has less than eighteen (18) months of Plan participation); any distribution election that is changed within eighteen (18) months of the distribution date shall be ignored.

5.2.
Distribution Date.

(a)
Distribution and Transferred Accounts.    A Participant's Distribution Account, and the Participant's Transferred Account unless specified otherwise by the Committee pursuant to Section 3.9, shall be distributed to the Participant, in the manner elected by the Participant in accordance with Section 5.3, as soon as administratively practical, but not less than thirty (30) days, after the Participant's employment termination date. For purposes of Section 5, the separation from service of a Participant with one Employer will not interrupt the continuity of participation of such Participant if, concurrently with or immediately after such separation, the Participant is employed by one or more of the other Employers who are participating Employers in accordance with Section 7.

(b)
In-Service Account.    A Participant's In-Service Account shall be distributed to the Participant in a single sum, as soon as administratively practical following the date elected by the Participant that is any December 31 on or after the sixth anniversary of the date the Participant first makes deferrals to his or her In-Service Account, provided the Participant is still employed with the Employer on that date. If the Participant's employment terminates before the designated date, distribution shall be made to the Participant, in the form elected by the Participant in accordance with Section 5.3, as soon as administratively practical, but not less than thirty (30) days, after the Participant's employment termination date.

5.3.
Form of Distribution.    Amounts credited to a Participant's Distribution Account and Transferred Account shall, at the Participant's election, be payable to the Participant in a single sum cash payment or in equal monthly cash installments over five (5) or ten (10) years. Amounts credited to a Participant's In-Service Account shall be distributed to the Participant in a single sum cash payment valued as of the December 31 elected by the Participant in accordance with Section 5.2 or, in the event of the Participant's employment termination before said date, at the Participant's election, shall be payable to the Participant in a single sum cash payment or in equal monthly cash installments over five (5) or ten (10) years.

5.4.
Hardship Distributions.    In the event of Hardship, all deferrals pursuant to Section 3.3 shall cease and amounts credited to the Participant's Account as of the date of such Hardship shall be paid to the Participant in a single sum payment as soon as administratively practicable after the date of the Hardship. Notwithstanding the foregoing: [i] payment shall be limited to the amount reasonable necessary to satisfy the Hardship, and [ii] payment shall not be made to the extent that the Hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause several financial hardship, or by cessation of deferrals under this Plan. Any decision of the Committee with respect to the application of the provisions of this section shall have a presumption of correctness, and the burden shall be on Participant to rebut such presumption by a preponderance of the evidence. The Participant shall be provided with a reasonable opportunity to present any and all evidence on his or her behalf.

5.5.
Disability Distributions.    If a Participant becomes Disabled, amounts credited to the Account of the such Participant shall be distributed to the Participant as soon as administratively practicable following a determination of such Disability. The form of distribution shall be in accordance with the Participant's distribution election made in accordance with Section 5.3.

5.6.
Death Distributions.    If a Participant dies before distribution of all the amounts credited to his or her Account, any amounts remaining in the Participant's Account shall be distributed to such deceased Participant's designated beneficiary or beneficiaries in the form specified by the Participant in accordance with Section 5.3. Payments shall commence as soon as administratively practical after the date of the Participant's death. If distributions have already commenced before the Participant's death, the Participant's designated beneficiary will continue to receive payments according to the same schedule as had been made to the Participant before his or her death. All beneficiary designations shall be in writing on forms approved by the Committee and shall be filed with the Committee. A Participant may, at any time, revoke or change any beneficiary designation by filing a new written designation with the Committee. If there is no effective beneficiary designation filed with the Committee at the time of the Participant's death, distribution of amounts otherwise payable to the deceased Participant under the Plan shall be paid in a single sum cash distribution to the personal representative of the Participant's estate as a part of the Participant's estate. If a beneficiary designated by the Participant to receive the Participant's benefits shall survive the Participant but die before receiving all distributions hereunder, the balance thereof shall be paid in a single sum cash distribution to such deceased beneficiary's estate, unless either (i) the deceased beneficiary designates otherwise by a written beneficiary designation filed with the Committee, in which case such designation shall govern, or (ii) the Participant shall have expressly provided otherwise in the Participant's beneficiary designation. The Committee, upon making a reasonable effort to ascertain the identity of the proper beneficiary or beneficiaries to receive any amounts payable pursuant to these provisions shall be entitled to rely on information reasonably available to it, and upon making any payments provided herein to any beneficiary believed in good faith by the Committee to be entitled thereto, shall have no further liability to any person for such payments.

5.7.
Disposition of Account on Plan Termination.    Upon termination of the Plan, distribution of Accounts shall be made, at the time and in the form elected by the Participant, according to the distribution election on file with the Committee at the time of such termination.

5.8.
Disposition of Account If Participating Employer Ceases To Be An Affiliated Company.    In the event the Employer employing the Participant ceases to be a subsidiary or affiliated company with Company and thus ceases to be a participating Employer as provided by Section 7.2, the Participant's deferral election and active participation in the Plan shall cease on the effective date of such event. Distribution of the Participant's Account shall be made at the time and in the form elected by the Participant pursuant to this Section 5, unless the Committee and the Employer agree to transfer the Accounts of affected Participants to a deferred compensation plan of such Employer to be distributed to affected Participants pursuant to the terms of such plan.

5.9.
Accelerated Distributions.    Notwithstanding anything herein to the contrary, the Committee, in its sole discretion, may accelerate the time for distribution of Accounts and, notwithstanding the Participant's distribution election, may distribute any vested amounts credited to a Participant's Account in a single sum payment if the Participant is discharged by the Employer for Cause.

5.10.
In-Kind Distributions.    Notwithstanding the provisions of this Section 5, the Committee may, in its discretion, and subject to the requirements of the asset, make payment to the Participant or Participant's beneficiaries in kind in lieu of cash to the extent amounts credited to the Participant's Account are actually invested in an asset.

5.11.
Tax Withholding.    The Committee shall deduct from the distributions under the Plan any federal, state or local withholding or other taxes or charges which the Employer is required to deduct under applicable law. The Employer shall be entitled to deduct from other compensation payable to the Participant, any employment or other tax required to be withheld as amounts are deferred under the Plan.

5.12.
Presumed Competency.    Every person receiving or claiming payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice in a form and manner acceptable to the Committee that such person is incompetent and that a guardian, conservator or other person legally vested with the interest of his or her estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments under the Plan shall be appointed by a court of competent jurisdiction, payments under the Plan may be made to such guardian or conservator provided that the proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payments so made shall be a complete discharge of any liability or obligation of Employer or the Committee regarding such payments.

5.13
Forfeiture of Unclaimed Benefits.    Each Participant shall keep the Committee informed of his or her current address and the current address of his or her beneficiary. The Committee shall not be obligated to search for the whereabouts of any person. If the Committee is unable to locate any person to whom a payment is due under the Plan or a distribution payment check is not presented for payment, such payment shall be irrevocably forfeited at the earlier of: (1) the day preceding the date such payment would otherwise escheat pursuant to any applicable escheat law; or (2) the later of: [i] three (3) years after the date on which the payment was first due; or [ii] ninety (90) days after issuance of the check. Forfeited payments shall be returned to the source of the payment (e.g., if benefits are funded through contributions by the Employer from its general assets, the forfeited payment shall be returned to the Employer; if the forfeited benefit payment is made from trust funds, the forfeited payment shall revert to the trust from which the payment was made).

SECTION 6.
COMMITTEE ADMINISTRATION

6.1.
Plan Committee.    The Plan shall be administered by the Committee. A Participant who is also a member of the Committee shall not participate in any decision involving an election made by him or her or relating in any way to his or her individual rights, duties and obligations as a Participant under the Plan. The Committee may appoint one or more employees or agents to assist it in administration of the Plan and may delegate its duties under the Plan to such employees or agents.

6.2.
Committee Action.    A majority of the Committee shall constitute a quorum for the transaction of business. All actions taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee.

6.3.
Plan Rules and Regulations.    The Committee may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as elections, beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

6.4.
Determinations by Committee.    All determinations of the Committee, including, but not limited to, all questions of construction and interpretation, shall be final, binding and conclusive on all parties and the Committee shall have complete discretion in making such determinations.

6.5.
Plan Records.    The Committee shall be responsible for maintaining books and records for the Plan.

ARTICLE 7.
ADOPTION AND WITHDRAWAL

7.1.
Adoption by Employers.    An Employer authorized by the Committee to participate in this Plan shall adopt the same by written acknowledgment to the Committee. By so adopting the Plan, such Employer designates the Company as the Employer entitled to administer the Plan and to amend or terminate the Plan through the Committee.

7.2.
Withdrawal of a Participating Employer.    A participating Employer may withdraw from the Plan as of any date upon ninety (90) days' advance written notice to the Committee, or upon such shorter notice as the Committee, in its sole discretion, may permit. If an Employer shall cease to exist or ceases to be an affiliate of Company, it shall automatically be withdrawn from participation in the Plan effective as of the date it ceases to exist or ceases to be an affiliated company unless a successor organization adopts the Plan with the consent of the Committee in accordance with the provisions of this section.

7.3.
Obligation of Employers.    Each Employer by adopting the Plan agrees to make all payments required under the Plan to be made or provided to or on behalf of the Participants employed by such Employer, and agrees that the liability for making such payments and providing such benefits shall be the sole and exclusive obligation of such Employer. In addition, each Employer by adopting this Plan agrees to pay all fees and reimburse all expenses to Company as required by the Committee and as agreed to by the parties in connection with the administration of this Plan.

SECTION 8.
CLAIM AND REVIEW PROCEDURES

8.1.
Claims Procedure.    Any person who believes he or she is being denied any rights or benefits under the Plan may file a claim in writing with the Committee. If the claim is denied (in whole or part), the Committee will notify the claimant of its decision in writing. The notification will be written in a manner intended to be understood by the claimant and will contain [i] reasons for the denial, [ii] reference to pertinent Plan provisions, [iii] a description of additional material or information that is needed, and [iv] information as to the steps to be taken if the claimant wishes to submit a request for review. The notification will be given within ninety (90) days after the claim is received by the Committee (or within one hundred eighty (180) days, if special circumstances require an extension of time for processing the claim, and if written notice of the extension and circumstances is given to the claimant within the initial ninety (90) day period). If notification is not given within this period, the claim will be considered denied as of the last day of such period and the claimant may request review of the claim.

8.2.
Review Procedure.    Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied, if applicable, the claimant may file a written request with the Committee that it conduct a review of the claim, including the conducting of a hearing, if considered necessary by the Committee. In connection with the claimant's appeal of the denial of a benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall make a decision on the claim appeal not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Committee shall notify the claimant in writing of any extension. The decision upon review shall [i] include specific reasons for the decision, [ii] be written in a manner intended to be understood by the claimant, and [iii] contain references to the Plan provisions on which the decision is based.

SECTION 9.
MISCELLANEOUS PROVISIONS

9.1.
Amendment or Termination.    Company reserves the right to amend, modify, terminate or discontinue the Plan at any time by appropriate action taken by the Committee, provided, however, that no such action shall reduce the amounts then credited to any Account of any Participant, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6 and the claims of the Employer's general creditors.

9.2.
Participant's Rights Unsecured.    The Employer shall remain the owner of amounts deferred under the Plan by its Employees and Directors participating in the Plan. The Participant and the Participant's beneficiary have only the Employer's unsecured promise to pay. The rights accruing to the Participant and the Participant's beneficiary are those of an unsecured general creditor of the Employer. Any contract, policy or other asset which the Employer may utilize to assure itself of the funds to make payment shall not serve in any way as security to the Participant or beneficiary for the Employer's performance under the Plan. Any account established under the Plan is for bookkeeping purposes only and shall not be considered to create a fund for the Participant or beneficiary.

9.3.
Nontransferability/Nonalienability.    No right of any Participant or beneficiary to receive any Plan payment shall be subject to alienation, transfer, sale, assignment, pledge, attachment, garnishment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments whether presently or thereafter payable shall be void. Subject to Section 9.7, any Plan payment due shall not in any manner be subject to debts or liabilities of any Participant, beneficiary or other person.

9.4.
Participant Obligation to Furnish Information.    Each person entitled to receive a Plan payment, whether a Participant, a duly designated beneficiary, a guardian or otherwise, shall provide the Committee with such information as it may from time to time deem necessary or in its best interest in administering the Plan. Any such person shall also furnish the Committee with such documents, evidence, data or other information as the Committee may from time to time deem necessary or advisable.

9.5.
No Right of Employment.    The Plan shall not be deemed to constitute a contract of employment between a Participant and the Employer, nor shall any Plan provision restrict the right of the Employer to discharge a Participant, or restrict the right of a Participant to terminate his or her employment.

9.6.
Plan Expenses.    Unless paid by the Employer, expenses of administering the Plan shall be paid by the Participants, except as otherwise provided herein, and shall be debited among Participant Accounts in a reasonable manner as determined by the Committee. Expenses that are specific to a Participant's Account shall be debited solely to such Participant's Account and shall not be spread among other Participants.

9.7.
Offsets.    As a condition to eligibility to participate in the Plan, each Participant consents to the deduction from amounts otherwise payable under the Plan to the Participant and the Participant beneficiaries all amounts owed by the Participant to the Employer and the Company and its affiliates to the maximum extent permitted by applicable law.

9.8.
Limitation of Actions.    No lawsuit with respect to any benefit payable or other matter arising out or relating to the Plan may be brought before exhaustion of the claim and review procedures set forth in Section 8 and any lawsuit must filed no later than nine (9) months after a claim is denied or be forever barred.

9.9.
Governing Law.    The Plan shall be construed, administered and governed in all respects under and by the applicable laws of the Commonwealth of Kentucky. By participating in the Plan, the Participant irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Kentucky and of any federal court located in Jefferson County, Kentucky in connection with any action or proceeding arising out of or relating to the Plan, any document or instrument delivered pursuant to or in connection with the Plan.

        Executed this 15th day of March, 2001 but effective January 1, 2001.

CHURCHILL DOWNS INCORPORATED
By:	/s/ Thomas H. Meeker
Title:
Date Signed:

PROXY

CHURCHILL DOWNS INCORPORATED

700 Central Avenue
Louisville, Kentucky 40208

ANNUAL MEETING OF SHAREHOLDERS—JUNE 28, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints Robert L. Fealy and Leonard S. Coleman, Jr. and any of them, as Proxies with full power to appoint a substitute and hereby authorizes them to represent and to vote, as designated below, all shares of the undersigned at the Annual Meeting of Shareholders to be held on Thursday, June 28, 2007, or any adjournments thereof, hereby revoking any Proxy heretofore given.

        The Board of Directors unanimously recommends a vote FOR the following proposals:

        1.     Election of Class II Directors (Proposal No. 1):

☐ FOR all nominees listed below (Except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Class I Directors: (01) Richard L. Duchossois, (02) J. David Grissom, (03) Seth W. Hancock and (04) Susan E. Packard

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

        2.     Proposal to approve the material terms of the performance goals established by the Compensation Committee of the Board of Directors for the payment of compensation to Robert L. Evans and William C. Carstanjen under the Churchill Downs Incorporated Amended and Restated Incentive Compensation Plan (1997) (Proposal No. 2);

☐ FOR	☐ AGAINST	☐ ABSTAIN

        3.     Proposal to approve the Churchill Downs Incorporated 2007 Omnibus Stock Incentive Plan (Proposal No. 3);

☐ FOR	☐ AGAINST	☐ ABSTAIN

        4.     Proposal to approve certain stock option and restricted stock grants to Robert L. Evans (Proposal No. 4);

☐ FOR	☐ AGAINST	☐ ABSTAIN

        5.     Proposal to approve an amendment to the Churchill Downs Incorporated 2005 Deferred Compensation Plan to increase the number of shares in which directors may invest (Proposal No. 5);

☐ FOR	☐ AGAINST	☐ ABSTAIN

        6.     Proposal to approve or disapprove the minutes of the 2006 Annual Meeting of Shareholders, approval of which does not amount to ratification of actions taken at such meeting (Proposal No. 6); and

☐ FOR	☐ AGAINST	☐ ABSTAIN

        7.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including matters incident to its conduct.

UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 2, FOR PROPOSAL NO. 3, FOR PROPOSAL NO. 4, FOR PROPOSAL NO. 5, FOR PROPOSAL NO. 6, AND FOR THE ELECTION OF ALL CLASS II DIRECTORS DESIGNATED UNDER PROPOSAL NO. 1. Please sign, date and return this Proxy promptly in the enclosed envelope.
Dated	, 2007

(Please sign this Proxy exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title.)

March 30, 2007

via EDGAR
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sir or Madam:

        Attached with this transmission for filing via EDGAR is the Proxy Statement of Churchill Downs Incorporated in connection with the Company's 2007 Annual Meeting of Stockholders. At the meeting, stockholders will be asked to consider an amendment to the Company's 2005 Deferred Compensation Plan to increase the number of shares available for issuance thereunder and to adopt the 2007 Omnibus Stock Incentive Plan. Copies of the deferred compensation plan, as amended, is included as an appendix to the Proxy Statement. A copy of the Omnibus Stock Incentive Plan is included as an Exhibit to the Proxy Statement. Supplementally, we advise you that it is anticipated that the shares issuable under the plans will be registered under the Securities Act of 1933 promptly following shareholder approval.

        If you have any questions or comments concerning this filing, please contact the undersigned at (502) 562-7231. Thank you for your attention to this matter.

                      Sincerely,

                      Caryn F. Price

QuickLinks

Annual Meeting of Shareholders To Be Held on June 28, 2007
Security Ownership of Certain Beneficial Owners and Management
Executive Officers of the Company
Election of Directors (Proposal No. 1)
Corporate Governance
Executive Committee
Audit Committee
Compensation Committee
Nominating and Governance Committee
Strategic Planning Committee
Proposal to Approve the Performance Goals for the Payment of Compensation to the President and Chief Executive Officer and the Executive Vice President and Chief Development Officer Under the Incentive Compensation Plan (Proposal No. 2)
Proposal to Approve the Churchill Downs Incorporated 2007 Omnibus Stock Incentive Plan (Proposal No. 3)
Proposal to Approve Stock Option and Restricted Stock Grants to Robert L. Evans (Proposal No. 4)
Proposed Amendment of the 2005 Churchill Downs Incorporated Deferred Compensation Plan (Proposal No. 5)
Equity Compensation Plan Information(1)
Compensation Committee Report
Compensation Discussion and Analysis
Summary Compensation Table(1)
Grants of Plan-Based Awards For Fiscal Year Ended December 31, 2006
Outstanding Equity Awards at Fiscal Year-End For Fiscal Year Ended December 31, 2006
Option Exercises and Stock Vested For Fiscal Year Ended December 31, 2006
Pension Benefits
Nonqualified Deferred Compensation
Potential Payments Upon Termination or Change of Control
Compensation Committee Interlocks and Insider Participation
Certain Relationships and Related Transactions
Independent Public Accountants
Churchill Downs Incorporated Audit Committee Report
Approval of Minutes of 2006 Shareholders' Meeting and Other Matters (Proposal No. 6)
Section 16(a) Beneficial Ownership Reporting Compliance
Multiple Shareholders Sharing the Same Address
Proposals by Shareholders
CHURCHILL DOWNS INCORPORATED
2007 OMNIBUS STOCK INCENTIVE PLAN (Effective June 28, 2007)
CHURCHILL DOWNS INCORPORATED 2007 OMNIBUS STOCK INCENTIVE PLAN
2005 CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN (Effective January 1, 2005)
Table of Contents
2005 CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN (Effective January 1, 2005)
SECTION 1. ESTABLISHMENT AND PURPOSE OF PLAN
SECTION 2. DEFINITIONS
SECTION 3. PARTICIPATION, CONTRIBUTIONS AND DEFERRALS
SECTION 4. VESTING AND ADMINISTRATION OF ACCOUNTS
SECTION 5. DISPOSITION OF PARTICIPANT ACCOUNTS
SECTION 6. COMMITTEE ADMINISTRATION
SECTION 7. ADOPTION AND WITHDRAWAL
SECTION 8. CLAIM AND REVIEW PROCEDURES
SECTION 9. MISCELLANEOUS PROVISIONS
EXHIBIT A
Table of Contents
CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN (As Amended and Restated Effective January 1, 2001)
SECTION 1. ESTABLISHMENT AND PURPOSE OF PLAN
SECTION 2. DEFINITIONS
SECTION 3. PARTICIPATION, CONTRIBUTIONS AND DEFERRALS
SECTION 4. VESTING AND ADMINISTRATION OF ACCOUNTS
SECTION 5. DISPOSITION OF PARTICIPANT ACCOUNTS
SECTION 6. COMMITTEE ADMINISTRATION
ARTICLE 7. ADOPTION AND WITHDRAWAL
SECTION 8. CLAIM AND REVIEW PROCEDURES
SECTION 9. MISCELLANEOUS PROVISIONS